UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157
                                   ---------

                             Franklin Global Trust
                             ---------------------
              (Exact name of registrant as specified in charter)


                One Franklin Parkway, San Mateo, CA 94403-1906_ (Address of
             principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  7/31
                          ----

Date of reporting period: 1/31/04
                          -------

Item 1. Reports to Stockholders.



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                                 FGT FUNDS LOGO


                                SEMIANNUAL REPORT
                             AND PRESIDENT'S MESSAGE
                                 TO SHAREHOLDERS

                                  -----------
                                JANUARY 31, 2004




                               [GRAPHIC OMITTED]

                                    MAP ART

                                [GRAPHIC OMITTED]
                                 Bank Lines Art

                                   Fiduciary
                                     Trust
                                 International

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                        Not part of the semiannual report


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CONTENTS

PRESIDENT'S MESSAGE ...................................................    1
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SEMIANNUAL REPORT
Fiduciary Large Capitalization Growth and Income Fund .................    2
Fiduciary Small Capitalization Equity Fund ............................    5
Fiduciary European Smaller Companies Fund .............................    8
Financial Highlights and Statements of Investments ....................   11
Financial Statements ..................................................   24
Notes to Financial Statements .........................................   30
Tax Designation .......................................................   38
Proxy Voting Policies and Procedures ..................................   40

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SEMIANNUAL REPORT
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FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND SEEKS LONG-TERM GROWTH OF PRINCIPAL AND INCOME THROUGH
INVESTMENTS PRIMARILY IN LARGE CAPITALIZATION COMPANIES. LARGE CAPITALIZATION COMPANIES ARE DEFINED AS THOSE WITH MARKET CAPITALIZATIONS OF MORE THAN $5 BILLION AT TIME OF PURCHASE. THE FUND INVESTS MAINLY IN DIVIDEND-PAYING STOCKS THE MANAGER BELIEVES WILL APPROXIMATE THE DIVIDEND YIELD OF COMPANIES IN THE STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500).

We are pleased to bring you Fiduciary Large Capitalization Growth and Income Fund's semiannual report for the period ended January 31, 2004.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund delivered a 16.54% cumulative total return for the six months ended January 31, 2004. The Fund outperformed its benchmark, the S&P 500, which had a 15.22% total return during the same period.1


ECONOMIC AND MARKET OVERVIEW

During the six months ended January 31, 2004, domestic economic recovery appeared to be on track. The annualized gross domestic product growth rate surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. The U.S. dollar's continued weakness, particularly against the euro, led to modest trade balance improvements. Business sentiment climbed in January 2004 to its highest level in nearly a decade; and business equipment spending, especially in information technology, rose in the third and fourth quarters of 2003. Consumer sentiment rose in January to its highest level since November
2000. Consumer spending, however, grew only modestly in fourth quarter 2003 compared with strong third-quarter spending, which was fueled by federal tax cuts, mortgage refinancing and auto-buying incentives. Slow wage growth, heavy indebtedness and lower wealth since 2000 despite recent stock market gains constrained consumer spending.

Lack of job growth remained a risk to the economy during the reporting period, and although the unemployment rate fell to 5.6% in January, this occurred mainly because of a labor force decline. At the Federal Reserve Board's (Fed's) January meeting, Fed policymakers indicated they would not raise interest rates until the job market improved meaningfully. Thus, they kept the federal funds target rate at 1.00%, and maintained a neutral stance with respect to future economic growth and inflation. However, the Fed said it "can be patient" about raising rates, which was different from previous statements. The change in wording caused mixed reaction among market analysts about when the Fed might begin raising rates.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


2 SEMIANNUAL REPORT

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During the period,  equity  markets  continued a rally that began in March 2003.
Data showing robust economic growth and improved revenue reports from corporate America seemed to increase investor confidence in the stock markets. The S&P 500 rose 15.22% for the six months under review, while the technology-heavy Nasdaq Composite Index increased 19.43%.2

INVESTMENT STRATEGY

We are research driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the basic financial and operating strength and quality of a company and its management.

MANAGER'S DISCUSSION

During the six months under review, the Fund's outperformance relative to its benchmark resulted from our sector weightings and individual stock selection. Our overweighted health care allocation contributed the most to Fund performance.3 Stock selection in this sector also boosted returns as our holding in Forest Laboratories rose substantially. We also benefited from our overweighted information technology position.4 Our sector weighting and stock selection in industrials helped the Fund almost equally.5 A takeover of Fleet Boston Financial in the financials sector lifted returns as well.6 Overall, the top three contributors to Fund returns were Corning, Symantec and Forest Laboratories.

Conversely, our underweighted consumer discretionary position hindered the Fund's performance the most.7 In the telecommunication services sector, our relative underweighting and stock selection hurt the Fund. The Fund's stock selection in oil and gas also hampered Fund returns during the period. Overall, the three most significant detractors from Fund returns were Amgen, Merck & Co. and Viacom.


                                                             SEMIANNUAL REPORT 3

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Thank you for your continued  participation  in Fiduciary  Large  Capitalization
Growth and Income Fund. We look forward to serving your future investment needs.

Portfolio Management Team
Fiduciary Large Capitalization Growth and Income Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of January 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


1. SOURCE: STANDARD & POOR'S MICROPAL. THE UNMANAGED S&P 500 CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. EACH STOCK'S WEIGHT IN THE INDEX IS PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 INCLUDES REINVESTED DIVIDENDS AND IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.
2. SOURCE: STANDARD & POOR'S MICROPAL. SEE FOOTNOTE 1 FOR A DESCRIPTION OF THE S&P 500. THE NASDAQ COMPOSITE INDEX MEASURES ALL DOMESTIC AND INTERNATIONAL COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET VALUE-WEIGHTED AND INCLUDES OVER 3,000 COMPANIES.
3. THE HEALTH CARE SECTOR COMPRISES  BIOTECHNOLOGY  AND  PHARMACEUTICALS  IN THE
SOI.
4. THE INFORMATION TECHNOLOGY SECTOR COMPRISES COMMUNICATIONS EQUIPMENT, COMPUTERS & PERIPHERALS, IT SERVICES, SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, AND SOFTWARE IN THE SOI.
5. THE INDUSTRIALS SECTOR COMPRISES AEROSPACE & DEFENSE, AIR FREIGHT & LOGISTICS, INDUSTRIAL CONGLOMERATES, AND MACHINERY IN THE SOI.
6. THE FINANCIALS  SECTOR  COMPRISES  COMMERCIAL  BANKS,  DIVERSIFIED  FINANCIAL
SERVICES,   CONSUMER  FINANCE,  AND  INSURANCE  IN  THE  SOI.
7. THE CONSUMER DISCRETIONARY SECTOR COMPRISES HOTELS, RESTAURANTS & LEISURE; MEDIA; AND SPECIALTY RETAIL IN THE SOI.


4 SEMIANNUAL REPORT

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FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FIDUCIARY SMALL CAPITALIZATION EQUITY FUND SEEKS GROWTH OF PRINCIPAL THROUGH INVESTING AT LEAST 80% OF ITS NET ASSETS IN MARKETABLE EQUITY AND EQUITY-RELATED SECURITIES OF SMALL CAPITALIZATION COMPANIES. SMALL CAPITALIZATION COMPANIES ARE DEFINED AS THOSE WITH MARKET CAPITALIZATIONS LESS THAN $1.5 BILLION AT THE TIME OF PURCHASE.

We are pleased to bring you Fiduciary Small Capitalization Equity Fund's semiannual report for the period ended January 31, 2004.

PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund delivered a 21.96% cumulative total return for the six months ended January 31, 2004. The Fund slightly outperformed its benchmark, the Russell 2000(R) Growth Index, which had a 21.81% total return during the same period.1

ECONOMIC AND MARKET OVERVIEW

During the six months ended January 31, 2004, domestic economic recovery appeared to be on track. The annualized gross domestic product growth rate surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. The U.S. dollar's continued weakness, particularly against the euro, led to modest trade balance improvements. Business sentiment climbed in January 2004 to its highest level in nearly a decade; and business equipment spending, especially in information technology, rose in the third and fourth quarters of 2003. Consumer sentiment rose in January to its highest level since November
2000. Consumer spending, however, grew only modestly in fourth quarter 2003 compared with strong third-quarter spending, which was fueled by federal tax cuts, mortgage refinancing and auto-buying incentives. Slow wage growth, heavy indebtedness and lower wealth since 2000 despite recent stock market gains constrained consumer spending.

Lack of job growth remained a risk to the economy during the reporting period, and although the unemployment rate fell to 5.6% in January, this occurred mainly because of a labor force decline. At the Federal Reserve Board's (Fed's) January meeting, Fed policymakers indicated they would not raise interest rates until the job market improved meaningfully. Thus, they kept the federal funds target rate at 1.00%, and maintained a neutral stance with respect to future economic growth and inflation. However, the Fed said it "can be patient" about raising rates, which was different from previous statements. The change in wording caused mixed reaction among market analysts about when the Fed might begin raising rates.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                            SEMIANNUAL REPORT 5

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During the period,  equity  markets  continued a rally that began in March 2003.
Data showing robust economic growth and improved revenue reports from corporate America seemed to increase investor confidence in the stock markets. The Standard & Poor's 500 Composite Index (S&P 500) rose 15.22% for the six months under review, while the technology-heavy Nasdaq Composite Index increased 19.43%.2 For the six months ended January 31, 2004, smaller companies in the U.S., as measured by the Russell 2000 Index's 22.67% gain, outperformed larger companies, as measured by the Russell 1000(R) Index's 15.52% rise.3

INVESTMENT STRATEGY

Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.

MANAGER'S DISCUSSION

Specific stock selection in the consumer discretionary sector contributed to the Fund's slight outperformance during the six months under review.4 A significant contributor to return in this sector was Marvel Enterprises. The Fund also benefited from strong performance by Lions Gate Entertainment, a film and television production company. The Fund's information technology holdings, specifically Documentum (sold by period-end), Red Hat and Embarcadero Technologies, also boosted returns.5 Our stock selection and underweighted financials sector position relative to the benchmark index helped Fund performance.6 In particular, our position in Ventas, a health care real estate investment trust, performed well.

Conversely,  our  industrials  holdings  hindered  the Fund's  performance.7  In particular, FTI Consulting suffered as several senior professionals in its corporate finance/restructuring practice resigned. Our stock selection in the materials sector, specifically in Minerals Technologies, posted weak relative performance.8 Several of the Fund's health care holdings, such as CV Therapeutics (sold by period-end), also hampered Fund returns during the period.9


6 SEMIANNUAL REPORT

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Thank you for your continued  participation  in Fiduciary  Small  Capitalization
Equity Fund. We look forward to serving your future investment needs.

Portfolio Management Team
Fiduciary Small Capitalization Equity Fund


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of January 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


1. SOURCE: STANDARD & POOR'S MICROPAL. THE UNMANAGED RUSSELL 2000 GROWTH INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.
2. SOURCE: STANDARD & POOR'S MICROPAL. THE S&P 500 CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. EACH STOCK'S WEIGHT IN THE INDEX IS PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 INCLUDES REINVESTED DIVIDENDS AND IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. THE NASDAQ COMPOSITE INDEX MEASURES ALL DOMESTIC AND INTERNATIONAL COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET VALUE-WEIGHTED AND INCLUDES OVER 3,000 COMPANIES.
3. SOURCE: STANDARD & POOR'S MICROPAL. THE RUSSELL 2000 INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH REPRESENT APPROXIMATELY 8% OF TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL 1000 INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 92% OF TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
4. THE CONSUMER DISCRETIONARY SECTOR COMPRISES HOTELS, RESTAURANTS & LEISURE; HOUSEHOLD DURABLES; LEISURE EQUIPMENT & PRODUCTS; MEDIA; AND SPECIALTY RETAIL IN THE SOI.
5. THE INFORMATION TECHNOLOGY SECTOR COMPRISES COMPUTERS & PERIPHERALS, ELECTRONIC EQUIPMENT & INSTRUMENTS, INTERNET SOFTWARE & SERVICES, IT SERVICES, SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, AND SOFTWARE IN THE SOI.
6. THE FINANCIALS SECTOR COMPRISES CAPITAL MARKETS, COMMERCIAL BANKS, DIVERSIFIED FINANCIAL SERVICES, INSURANCE, AND REAL ESTATE IN THE SOI.
7. THE INDUSTRIALS SECTOR COMPRISES AEROSPACE & DEFENSE, AIRLINES, COMMERCIAL SERVICES & SUPPLIES, ELECTRICAL EQUIPMENT, AND MACHINERY IN THE SOI.
8. THE MATERIALS SECTOR COMPRISES CHEMICALS, AND METALS & MINING IN THE SOI.
9. THE HEALTH CARE SECTOR COMPRISES BIOTECHNOLOGY, HEALTH CARE EQUIPMENT & SUPPLIES, AND HEALTH CARE PROVIDERS & SERVICES IN THE SOI.


                                                             SEMIANNUAL REPORT 7

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FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FIDUCIARY EUROPEAN SMALLER COMPANIES FUND SEEKS LONG-TERM GROWTH OF PRINCIPAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN A DIVERSIFIED PORTFOLIO OF MARKETABLE EQUITY AND EQUITY-RELATED SECURITIES OF SMALLER EUROPEAN COMPANIES. SMALLER EUROPEAN COMPANIES ARE DEFINED AS THOSE WITH MARKET CAPITALIZATIONS BETWEEN $100 MILLION AND $5 BILLION OR THE EQUIVALENT IN LOCAL CURRENCIES AT THE TIME OF PURCHASE, AND THAT ARE ORGANIZED UNDER THE LAWS OF OR HAVE A PRINCIPAL OFFICE IN A COUNTRY IN EUROPE, OR WHOSE SECURITIES ARE LISTED OR TRADED PRINCIPALLY IN EUROPE.

We are pleased to bring you Fiduciary European Smaller Companies Fund's semiannual report for the period ended January 31, 2004.

PERFORMANCE OVERVIEW

Fiduciary European Smaller Companies Fund delivered a 44.12% cumulative total return for the six months ended January 31, 2004. The Fund outperformed its benchmark, the HSBC Smaller European Companies Index, which had a 34.61% total return during the same period.1


ECONOMIC AND MARKET OVERVIEW

During the six months under review, global equity markets rallied to produce the strongest annual total returns since 1986. The rally's main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring, and more than two years of declining equity valuations that created potential opportunities.

In many countries,  including the U.S., China and Japan,  gross domestic product
(GDP) growth accelerated in 2003. In the U.S., GDP grew at annualized rates of 8.2% in the third quarter and 4.1% in the fourth quarter. Industrial production increased in the U.S., China, Japan and South Korea in the second half of the year, as did consumer sentiment in the U.S. and Germany, and business sentiment in the U.S., Australia, Germany and Japan. In short, a synchronized global economic recovery gained momentum in the second half of 2003.

Commodity prices rose in 2003, in part due to greater demand in China. On January 31, 2004, contracts for metals were anywhere from 13% to 40% higher than six months before.2 Such agricultural commodities as soybeans gained nearly 60%.2 Despite rising commodities prices, global inflation remained subdued.

In 2003, the value of the U. S. dollar fell against most major currencies, including a 10% decline versus the euro for the period under review.3 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


8 SEMIANNUAL REPORT

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For the six months ended  January 31, 2004,  smaller  companies in the U.S.,  as measured by the Russell 2000 Index's 22.67% gain, outperformed larger companies, as measured by the Russell 1000 Index's 15.52% rise.4 In international markets the same was true, as the S&P/Citigroup EPAC (Europe, Pacific and Asian Countries) Extended Market Index (EMI) returned 30.88% compared with 25.44% for the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index.5 In addition, North America's large capitalization markets underperformed as measured by the MSCI World (includes North America) and MSCI EAFE (excludes North America) Indexes' 19.52% and 25.44% returns.6 During the
period,   value  outperformed  growth  stocks  in  the  U.S.,  while  small  cap value-oriented companies outperformed growth in Asia Pacific and Europe as measured by the S&P/Citigroup EPAC EMI.

INVESTMENT STRATEGY

Our European small cap equity process is based on the application of a small cap equity methodology. Our investment process aims to produce a portfolio of securities of dynamic companies operating in sectors that offer attractive growth potential as a result of secular changes. We use a disciplined investment approach, based on fundamental analysis and valuation, in selecting securities based on their perceived potential for growth. Our team of research analysts is dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above-average performance.

MANAGER'S DISCUSSION

Specific stock selection in specialty and multiline retail contributed to the Fund's performance during the six months under review. Significant contributors to return in this sector included Mothercare, a U.K. maternity and children's products retailer, and Charles Voegele, a Switzerland-based family clothing stores retail chain. Our information technology stock selection also boosted Fund returns as several enterprise software companies performed well.7 Top performers included Temenos Group, a Swiss systems and software developer for financial institutions; Telelogic, a Swedish information and project management software developer; and TietoEnator, a Finnish technology consulting and software services provider. We also benefited from strong performance by Atos Origin, a technology consultancy and services company. Solid returns from Spirent, a U.K. telecommunications equipment company, also helped the Fund.

Conversely, three machinery holdings hindered the Fund's performance. Singulus Technologies, a German DVD and CD machine producer; Zardoya Otis, a Spanish elevator company; and Tomra Systems, a Norwegian recycling machine producer, were laggards. In energy equipment and services, Golar negatively impacted Fund returns, and we sold it by period-end.


                                                             SEMIANNUAL REPORT 9

--------------------------------------------------------------------------------

Thank you for your continued participation in Fiduciary European Smaller Companies Fund. We look forward to serving your future investment needs.

Portfolio Management Team
Fiduciary European Smaller Companies Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of January 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


1. SOURCE: STANDARD & POOR'S MICROPAL. THE UNMANAGED HSBC SMALLER EUROPEAN COMPANIES INDEX COMPRISES ABOUT 1,500 COMPANIES IN EUROPE HAVING MARKET CAPITALIZATIONS IN A SIMILAR RANGE TO THAT USED BY THE FUND. THE INDEX COMPOSITION IS UPDATED QUARTERLY. THE INDEX INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.
2. SOURCES:  REUTERS,  COMMODITY RESEARCH BUREAU INDEX; LONDON METAL
EXCHANGE.
3. SOURCE: EUROPEAN CENTRAL BANK.
4. SOURCE: STANDARD & POOR'S MICROPAL. THE RUSSELL 2000 INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 8% OF TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL 1000 INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 92% OF TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
5. SOURCES: FACTSET RESEARCH SYSTEMS, INC.; STANDARD & POOR'S MICROPAL. THE S&P/CITIGROUP EPAC EMI IS A FLOAT-ADJUSTED, MARKET CAPITALIZATION-WEIGHTED INDEX DESIGNED TO MEASURE THE PERFORMANCE OF EUROPEAN AND ASIAN SMALL CAPITALIZATION EQUITY SECURITIES. THE MSCI EAFE INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES TOTAL RETURNS OF EQUITY SECURITIES IN DEVELOPED MARKETS IN EUROPE, AUSTRALASIA AND THE FAR EAST.
6. SOURCE: STANDARD & POOR'S MICROPAL. THE MSCI WORLD INDEX IS MARKET CAPITALIZATION-WEIGHTED AND MEASURES TOTAL RETURNS OF EQUITY SECURITIES IN DEVELOPED MARKETS GLOBALLY. SEE FOOTNOTE 5 FOR A DESCRIPTION OF THE MSCI EAFE INDEX.
7. THE INFORMATION TECHNOLOGY SECTOR COMPRISES COMMUNICATIONS EQUIPMENT, COMPUTERS & PERIPHERALS, ELECTRONIC EQUIPMENT & INSTRUMENTS, INTERNET SOFTWARE & SERVICES, IT SERVICES, OFFICE ELECTRONICS, SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT, AND SOFTWARE IN THE SOI.


10 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS
FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                              SIX MONTHS       YEAR
                                                 ENDED         ENDED                  YEAR ENDED NOVEMBER 30,
                                           JANUARY 31, 2004   JULY 31,     ------------------------------------------
                                              (UNAUDITED)      2003 D       2002        2001        2000       1999 F
                                           --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........      $5.91       $5.65       $7.21       $9.63      $11.39      $10.00
                                                 --------------------------------------------------------------------
Income from investment operations:
 Net investment income a ....................        .01         .03         .04         .04         .03         .04
 Net realized and unrealized gains (losses) .        .96         .27       (1.19)       (.81)       (.22)       1.38
                                                 --------------------------------------------------------------------
Total from investment operations ............        .97         .30       (1.15)       (.77)       (.19)       1.42
                                                 --------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.02)       (.04)       (.05)       (.04)       (.03)       (.03)
 Net realized gains .........................       (.04)         --        (.36)      (1.61)      (1.54)         --
                                                 --------------------------------------------------------------------
Total distributions .........................       (.06)       (.04)       (.41)      (1.65)      (1.57)       (.03)
                                                 --------------------------------------------------------------------
Net asset value, end of period ..............      $6.82       $5.91       $5.65       $7.21       $9.63      $11.39
                                                 ===================================================================
Total return b ..............................     16.54%       5.30%    (16.93)% e   (9.22)%     (1.98)%      14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........    $86,887     $70,684     $60,904     $74,634     $87,052     $99,887
Ratios to average net assets:
 Expenses ...................................      1.06% c     1.03% c     1.03%       1.03%        .97%       1.08% c
 Expenses excluding waiver and payments by
 affiliate ..................................      1.13% c     1.21% c     1.10%       1.09%       1.02%       1.11% c
 Net investment income ......................       .43% c      .77% c      .73%        .61%        .28%        .37% c
Portfolio turnover rate .....................     16.01%      33.02%      64.46%      37.59%       8.74%      60.59%

--------------------------------------------------------------------------------

a Based on average daily shares  outstanding  except for the year ended November
  30,  2000.
b Total  return is not  annualized  for  periods  less than one year.
c Annualized.
d For the period December 1, 2002 to July 31, 2003.
e The Fund's advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by .15%.
f For the period  December 11, 1998  (effective  date) to November 30, 1999.


                       See notes to financial statements.


                                                            SEMIANNUAL REPORT 11

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)



 FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND   SHARES         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 99.2%
  AEROSPACE & DEFENSE 8.3%
  Honeywell International Inc. ......................    80,000     $ 2,889,600
  Northrop Grumman Corp. ............................    20,000       1,934,200
  United Technologies Corp. .........................    25,000       2,388,500
                                                                    -----------
                                                                      7,212,300
                                                                    -----------
  AIR FREIGHT & LOGISTICS 2.0%
  United Parcel Service Inc., B .....................    25,000       1,781,750
                                                                    -----------
  COMMERCIAL BANKS 2.0%
  Fifth Third Bancorp ...............................    30,000       1,733,700
                                                                    -----------
  BIOTECHNOLOGY 7.0%
a Amgen Inc. ........................................    30,000       1,934,700
a Biogen Idec Inc. ..................................    51,000       2,182,290
a Genentech Inc. ....................................    21,000       2,005,500
                                                                    -----------
                                                                      6,122,490
                                                                    -----------
  COMMUNICATIONS EQUIPMENT 5.8%
a Cisco Systems Inc. ................................    90,000       2,307,600
a Corning Inc. ......................................   210,000       2,713,200
                                                                    -----------
                                                                      5,020,800
                                                                    -----------
  COMPUTERS & PERIPHERALS 2.3%
  International Business Machines Corp. .............    20,000       1,984,600
                                                                    -----------
  DIVERSIFIED FINANCIAL SERVICES 2.0%
  Citigroup Inc. ....................................    35,000       1,731,800
                                                                    -----------
  ELECTRIC UTILITIES 2.0%
  FPL Group Inc. ....................................    27,000       1,775,250
                                                                    -----------
  FINANCE 1.9%
  Bank of New York Co. Inc. .........................    53,000       1,682,750
                                                                    -----------
  FOOD PRODUCTS 5.2%
  Archer Daniels Midland Co. ........................   160,000       2,505,600
  Nestle SA (Switzerland) ...........................     7,600       2,001,904
                                                                    -----------
                                                                      4,507,504
                                                                    -----------
  HOTELS RESTAURANTS & LEISURE 2.1%
  McDonald's Corp. ..................................    70,000       1,801,800
                                                                    -----------


12 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONT.)


FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND    SHARES        VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INDUSTRIAL CONGLOMERATES 2.4%
  Tyco International Ltd. ...........................    77,000     $ 2,059,750
                                                                    -----------
  INSURANCE 8.7%
  American International Group Inc. .................    29,000       2,014,050
  Chubb Corp. .......................................    25,000       1,787,250
  St. Paul Cos. Inc. ................................    37,000       1,558,810
  Unitrin Inc. ......................................    50,000       2,203,000
                                                                    -----------
                                                                      7,563,110
                                                                    -----------
  IT SERVICES 6.1%
a Accenture Ltd., A (Bermuda) .......................    75,000       1,775,250
  First Data Corp. ..................................    46,000       1,801,360
a Unisys Corp. ......................................   123,000       1,702,320
                                                                    -----------
                                                                      5,278,930
                                                                    -----------
  MACHINERY 4.9%
  Eaton Corp. .......................................    17,000       1,974,550
  Ingersoll Rand Co., A .............................    35,000       2,328,550
                                                                    -----------
                                                                      4,303,100
                                                                    -----------
  MEDIA 5.8%
  Clear Channel Communications Inc. .................    40,000       1,799,600
a Time Warner Inc. ..................................   103,000       1,809,710
  Viacom Inc., A ....................................    35,000       1,419,950
                                                                    -----------
                                                                      5,029,260
                                                                    -----------
  MULTI-UTILITIES 2.4%
  Duke Energy Corp. .................................    95,000       2,064,350
                                                                    -----------
  OIL & GAS 5.6%
  BP PLC, ADR (United Kingdom) ......................    50,000       2,380,000
  Exxon Mobil Corp. .................................    60,000       2,447,400
                                                                    -----------
                                                                      4,827,400
                                                                    -----------
  PHARMACEUTICALS 8.4%
a Forest Laboratories Inc. ..........................    33,000       2,458,170
  Johnson & Johnson .................................    34,000       1,816,280
  Merck & Co. Inc. ..................................    35,000       1,666,000
  Pfizer Inc. .......................................    37,000       1,355,310
                                                                    -----------
                                                                      7,295,760
                                                                    -----------


                                                            SEMIANNUAL REPORT 13

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONT.)


FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND    SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 7.9%
  Analog Devices Inc. ...............................    45,000     $ 2,153,250
a Applied Materials Inc. ............................    90,000       1,958,400
  Intel Corp. .......................................    90,000       2,754,000
                                                                    -----------
                                                                      6,865,650
                                                                    -----------
  SOFTWARE 4.3%
  Microsoft Corp. ...................................    55,000       1,520,750
a Symantec Corp. ....................................    58,000       2,250,400
                                                                    -----------
                                                                      3,771,150
                                                                    -----------
  SPECIALTY RETAIL 2.1%
  Home Depot Inc. ...................................    51,000       1,808,970
                                                                    -----------
  TOTAL COMMON STOCKS (COST $63,108,557) ............                86,222,174
                                                                    -----------
  SHORT TERM INVESTMENT (COST $742,449) .9%
b Franklin Institutional Fiduciary Trust
  Money Market Portfolio ............................   742,449         742,449
                                                                    -----------
  TOTAL INVESTMENTS (COST $63,851,006) 100.1% .......                86,964,623
  OTHER ASSETS, LESS LIABILITIES (.1)% ..............                   (77,489)
                                                                    -----------
  NET ASSETS 100.0% .................................               $86,886,774
                                                                    ===========


a Non-income producing.
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.

                       See notes to financial statements.


14 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                                              SIX MONTHS       YEAR
                                                 ENDED         ENDED                  YEAR ENDED NOVEMBER 30,
                                           JANUARY 31, 2004   JULY 31,     ------------------------------------------
                                              (UNAUDITED)      2003 D       2002        2001        2000       1999
                                           --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $14.25      $12.48      $18.71      $21.00      $20.81      $13.26
                                                 --------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............     (.08)       (.07)       (.15)       (.13)       (.15)       (.16)
 Net realized and unrealized gain
 (losses) .....................................     3.21        1.84       (4.37)      (2.16)       2.25        7.71
                                                 --------------------------------------------------------------------
Total from investment operations ..............     3.13        1.77       (4.52)      (2.29)       2.10        7.55
                                                 --------------------------------------------------------------------
Less distributions from net realized gains ....       --          --       (1.71)         --       (1.91)         --
                                                 --------------------------------------------------------------------
Net asset value, end of period ................   $17.38      $14.25      $12.48      $18.71      $21.00      $20.81
                                                 ====================================================================

Total return b ................................   21.96%      14.18%    (26.65)%    (10.90)%      10.22%      56.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $79,781     $61,026     $59,882     $97,660    $109,385     $72,752
Ratios to average net assets:
 Expenses .....................................    1.29% c     1.30% c     1.30%       1.30%       1.27%       1.44%
 Expenses excluding waiver and payments
    by affiliate ..............................    1.29% c     1.43% c     1.34%       1.32%       1.29%       1.44%
 Net investment income (loss) .................   (.98)% c    (.89)% c   (1.01)%      (.67)%      (.68)%      (.95)%
Portfolio turnover rate .......................   56.80%      92.58%     178.05%     111.67%      90.01%     130.23%


a Based on average daily shares outstanding effective year ended November 30,
  2001.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period December 1, 2002 to July 31, 2003.

                       See notes to financial statements.


                                                SEMIANNUAL REPORT 15

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

 FIDUCIARY SMALL CAPITALIZATION EQUITY FUND              SHARES        VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 91.1%
  AIRLINES 1.3%
a AirTran Holdings Inc. .............................    88,300     $ 1,017,216
                                                                    -----------
  BIOTECHNOLOGY 4.6%
a Alkermes Inc. .....................................    75,000       1,123,500
a Cell Genesys Inc. .................................    22,900         313,730
a Dendreon Corp. ....................................    17,400         243,600
a Encysive Pharmaceuticals Inc. .....................    45,200         433,016
a Enzon Pharmaceuticals Inc. ........................    49,900         668,660
a Xoma Ltd. .........................................   130,500         850,860
                                                                    -----------
                                                                      3,633,366
                                                                    -----------
  CAPITAL MARKETS 1.9%
a Affiliated Managers Group Inc. ....................     8,300         703,840
  Jefferies Group Inc. ..............................    20,800         789,152
                                                                    -----------
                                                                      1,492,992
                                                                    -----------
  CHEMICALS 1.1%
  Minerals Technologies Inc. ........................    17,300         915,689
                                                                    -----------
  COMMERCIAL BANKS 1.7%
  Texas Regional Bancshares Inc., A .................    12,860         494,338
  UCBH Holdings Inc. ................................    20,700         825,102
                                                                    -----------
                                                                      1,319,440
                                                                    -----------
  COMMERCIAL SERVICES & SUPPLIES 2.3%
a Charles River Associates Inc. .....................    23,700         806,274
a FTI Consulting Inc. ...............................    30,600         459,000
a Portfolio Recovery Associates Inc. ................    20,300         544,040
                                                                    -----------
                                                                      1,809,314
                                                                    -----------
  COMMUNICATIONS EQUIPMENT .7%
a F5 Networks Inc. ..................................    17,000         578,170
                                                                    -----------
  COMPUTERS & PERIPHERALS 4.1%
a Dot Hill Systems Corp. ............................    79,800       1,134,756
a Pinnacle Systems Inc. .............................   266,200       2,126,938
                                                                    -----------
                                                                      3,261,694
                                                                    -----------
  DIVERSIFIED FINANCIAL SERVICES 1.8%
a Financial Federal Corp. ...........................     8,900         302,333
a Marlin Business Services Inc. .....................    61,800       1,149,480
                                                                    -----------
                                                                      1,451,813
                                                                    -----------
  ELECTRICAL EQUIPMENT .7%
a Microvision Inc. ..................................    70,100         570,614
                                                                    -----------


16 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONT.)


 FIDUCIARY SMALL CAPITALIZATION EQUITY FUND              SHARES        VALUE
-------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC EQUIPMENT & INSTRUMENTS 2.3%
a Newport Corp. .....................................    33,600     $   674,352
a Pemstar Inc. ......................................    49,300         221,850
a Photon Dynamics Inc. ..............................    25,300         968,737
                                                                    -----------
                                                                      1,864,939
                                                                    -----------
  ENERGY EQUIPMENT & SERVICES .8%
a Maverick Tube Corp. ...............................    36,000         653,760
                                                                    -----------
  FOOD & STAPLES RETAILING .8%
a United Natural Foods Inc. .........................    16,800         669,144
                                                                    -----------
  HEALTH CARE EQUIPMENT & SUPPLIES 5.7%
a Advanced Neuromodulation Systems Inc. .............    35,700       1,577,583
a Nektar Therapeutics ...............................    59,300       1,012,844
a ResMed Inc. .......................................    35,800       1,576,990
a Viasys Healthcare Inc. ............................    17,000         403,920
                                                                    -----------
                                                                      4,571,337
                                                                    -----------
  HEALTH CARE PROVIDERS & SERVICES 6.7%
a American Healthways Inc. ..........................    30,800         849,464
a Pediatrix Medical Group Inc. ......................    41,500       2,440,200
  Select Medical Corp. ..............................    34,400         595,120
a United Surgical Partners International Inc. .......    38,400       1,464,576
                                                                    -----------
                                                                      5,349,360
                                                                    -----------
  HOTELS RESTAURANTS & LEISURE 3.9%
  Intrawest Corp. (Canada) ..........................    32,800         581,544
a RARE Hospitality International Inc. ...............    27,800         718,074
a Scientific Games Corp., A .........................    54,300         813,957
a Shuffle Master Inc. ...............................    29,200         993,384
                                                                    -----------
                                                                      3,106,959
                                                                    -----------
  HOUSEHOLD DURABLES 2.7%
  Furniture Brands International Inc. ...............    70,200       2,149,524
                                                                    -----------
  INSURANCE 2.5%
  Direct General Corp. ..............................    18,100         616,124
  Endurance Specialty Holdings (Bermuda) ............    19,800         678,744
  Scottish Annuity & Life Holdings Ltd.
    (Cayman Islands) ................................    33,500         726,615
                                                                    -----------
                                                                      2,021,483
                                                                    -----------


                                                            SEMIANNUAL REPORT 17

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONT.)


 FIDUCIARY SMALL CAPITALIZATION EQUITY FUND              SHARES        VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
  INTERNET SOFTWARE & SERVICES 3.3%
a Kintera Inc. ......................................    35,800     $   440,340
a United Online Inc. ................................    67,100       1,249,402
a webMethods Inc. ...................................    29,000         311,460
a Websense Inc. .....................................    18,300         602,070
                                                                    -----------
                                                                      2,603,272
                                                                    -----------
  IT SERVICES 1.0%
a Pegasus Solutions Inc. ............................     3,700          40,515
a Tier Technologies Inc., B .........................    77,700         768,453
                                                                    -----------
                                                                        808,968
                                                                    -----------
  LEISURE EQUIPMENT & PRODUCTS 1.5%
a K2 Inc. ...........................................    37,300         670,281
a Marvel Enterprises Inc. ...........................    16,100         518,903
                                                                    -----------
                                                                      1,189,184
                                                                    -----------
  MEDIA 3.3%
a Emmis Communications Corp., A .....................    68,600       1,781,542
a Lions Gate Entertainment Corp (Canada) ............   163,900         844,085
                                                                    -----------
                                                                      2,625,627
                                                                    -----------
  METALS & MINING 1.2%
  Quanex Corp. ......................................    21,500         961,480
                                                                    -----------
  OIL & GAS 2.8%
a Evergreen Resources Inc. ..........................    17,400         562,716
a Quicksilver Resources Inc. ........................    23,900         818,336
a Westport Resources Corp. ..........................    29,600         864,024
                                                                    -----------
                                                                      2,245,076
                                                                    -----------
  REAL ESTATE 1.7%
  Ventas Inc. .......................................    54,400       1,360,000
                                                                    -----------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 15.6%
a ANADIGICS Inc. ....................................   129,300         933,546
a ATMI Inc. .........................................   101,700       2,697,084
a Credence Systems Corp. ............................    47,300         670,714
a DSP Group Inc. ....................................    28,700         759,402
  Helix Technology Corp. ............................    31,800         760,656
a Kopin Corp. .......................................   146,900       1,057,680


18 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONT.)

 FIDUCIARY SMALL CAPITALIZATION EQUITY FUND              SHARES        VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
a Micrel Inc. .......................................    58,300     $   988,185
a Microsemi Corp. ...................................    29,000         883,050
a Mindspeed Technologies Inc. .......................    65,900         638,571
a Photronics Inc. ...................................    38,500         748,440
a Semtech Corp. .....................................    92,500       2,306,025
                                                                    -----------
                                                                     12,443,353
                                                                    -----------
  SOFTWARE 6.9%
a Concord Communications Inc. .......................    23,500         414,070
a Embarcadero Technologies Inc. .....................    60,400         860,700
a Manhattan Associates Inc. .........................    24,300         682,830
a Red Hat Inc. ......................................    33,200         631,796
a RSA Security Inc. .................................   111,800       1,848,054
a Tradestation Group Inc. ...........................   105,600       1,053,888
                                                                    -----------
                                                                      5,491,338
                                                                    -----------
  SPECIALTY RETAIL 5.9%
a Aeropostale .......................................    13,100         391,035
  Claire's Stores Inc. ..............................    52,600         962,580
a PETCO Animal Supplies Inc. ........................    19,800         627,858
  Regis Corp. .......................................    38,700       1,671,840
a West Marine Inc. ..................................    37,200       1,023,372
                                                                    -----------
                                                                      4,676,685
                                                                    -----------
  TEXTILES, APPAREL & LUXURY GOODS 1.1%
a Fossil Inc. .......................................    31,900         925,419
                                                                    -----------
  WIRELESS TELECOMMUNICATION SERVICES 1.2%
a Wireless Facilities Inc. ..........................    66,000         944,460
                                                                    -----------
  TOTAL COMMON STOCKS (COST $56,700,981)                             72,711,676
                                                                    -----------
  SHORT TERM INVESTMENT (COST $1,502,588) 1.9%
b Franklin Institutional Fiduciary Trust
   Money Market Portfolio ........................... 1,502,588       1,502,588
                                                                    -----------
  TOTAL INVESTMENTS (COST $58,203,569) 93.0% ........                74,214,264
  OTHER ASSETS, LESS LIABILITIES 7.0% ...............                 5,566,331
                                                                    -----------
  NET ASSETS 100.0% .................................               $79,780,595
                                                                    ===========


 a Non-income producing.
 b See Note 6 regarding investments in the Franklin Institutional Fiduciary
   Trust Money Market Portfolio.

                       See notes to financial statements.


                                                            SEMIANNUAL REPORT 19

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS
FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                                                                SIX MONTHS                          YEAR ENDED
                                                                   ENDED        YEAR ENDED         NOVEMBER 30,
                                                             JANUARY 31, 2004      JULY 31,      ----------------
                                                                (UNAUDITED)         2003 D       2002      2001 E
                                                            -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................     $6.22            $5.27      $6.89      $10.00
                                                                  -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............................      (.01)             .08       (.01)       (.02)
 Net realized and unrealized gains (losses) ...................      2.75              .88      (1.61)      (3.09)
                                                                  -----------------------------------------------
Total from investment operations ..............................      2.74              .96      (1.62)      (3.11)
                                                                  -----------------------------------------------
Less distributions from net investment income .................      (.09)            (.01)        --          --
                                                                  -----------------------------------------------
Net asset value, end of period ................................     $8.87            $6.22      $5.27       $6.89
                                                                  ===============================================
Total return b ................................................    44.12%           18.20%   (23.51)%    (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................   $17,750          $12,996    $14,970     $14,495
Ratios to average net assets:
 Expenses .....................................................     1.21% c          1.20% c    1.20%       1.20% c
 Expenses excluding waiver and payments by affiliate ..........     1.55% c          1.84% c    1.61%       2.62% c
 Net investment income (loss) .................................    (.34)% c          2.18% c   (.14)%      (.28)% c
Portfolio turnover rate .......................................    56.44%           87.83%    131.90%      82.43%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period December 1, 2002 to July 31, 2003.
e For the period January 2, 2001 (effective date) to November 30,
  2001.

                       See notes to financial statements.


20 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

 FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                         INDUSTRY                    SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.5%
  BELGIUM 5.0%
  Barco NV ..................................         Electronic Equipment & Instruments        3,850       $   343,169
a Mobistar SA ...............................        Wireless Telecommunication Services        5,074           320,214
  Solvus SA .................................           Commercial Services & Supplies         11,683           227,140
                                                                                                            -----------
                                                                                                                890,523
                                                                                                            -----------
  DENMARK 2.9%
  Bang & Olufsen AS, B ......................                  Household Durables               6,195           335,753
a Topdanmark AS .............................                      Insurance                    3,090           174,168
                                                                                                            -----------
                                                                                                                509,921
                                                                                                            -----------
  FINLAND 5.4%
a Elisa Communications OY, A ................      Diversified Telecommunication Services      20,340           277,699
  Nokian Renkaat OYJ ........................                   Auto Components                 4,320           348,837
a Tietoenator OY ............................                     IT Services                  11,325           329,919
                                                                                                            -----------
                                                                                                                956,455
                                                                                                            -----------
  FRANCE 9.9%
a Atos Origin ...............................                     IT Services                   4,955           326,246
  Beneteau ..................................           Leisure Equipment & Products            5,302           342,177
a Business Objects SA .......................                       Software                    9,930           337,513
a Gemplus International SA ..................               Computers & Peripherals           126,102           327,412
  Neopost SA ................................                  Office Electronics               5,780           284,778
a Ubi Soft Entertainment ....................            Leisure Equipment & Products           5,890           143,855
                                                                                                            -----------
                                                                                                              1,761,981
                                                                                                            -----------
  GERMANY 9.3%
  Awd Holdings AG ...........................           Diversified Financial Services         10,290           345,403
  Depfa Bank PLC ............................           Diversified Financial Services          2,412           351,630
a Freenet.de AG .............................            Internet Software & Services           4,180           335,974
  Leoni Ag ..................................                     Unassigned                      880            59,581
  Puma AG ...................................          Textiles, Apparel & Luxury Goods         1,700           308,761
  United Internet AG ........................            Internet Software & Services          10,398           257,056
                                                                                                            -----------
                                                                                                              1,658,405
                                                                                                            -----------
  GREECE 3.9%
  Germanos SA ...............................                  Specialty Retail                14,530           384,839
  Hellenic Duty Free Shops SA, 144A .........                  Specialty Retail                14,100           299,530
                                                                                                            -----------
                                                                                                                684,369
                                                                                                            -----------
  IRISH REPUBLIC 2.2%
a Grafton Group .............................         Trading Companies & Distributors         42,968           306,930
a Iaws Group PLC ............................                    Food Products                  7,165            82,780
                                                                                                            -----------
                                                                                                                389,710
                                                                                                            -----------


                                                            SEMIANNUAL REPORT 21




FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONT.)


 FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                         INDUSTRY                    SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ITALY 5.0%
  Bulgari SpA ...............................         Textiles, Apparel & Luxury Goods         33,010       $   282,957
  Gruppo Editoriale L'Espresso SpA ..........                        Media                     47,121           282,154
  Merloni Elettrodomestici SpA ..............                  Household Durables              17,740           318,675
                                                                                                            -----------
                                                                                                                883,786
                                                                                                            -----------
  NETHERLANDS 1.6%
  Vedior NV .................................           Commercial Services & Supplies         16,800           285,927
                                                                                                            -----------
  NORWAY 7.3%
  Aktiv Kapital ASA .........................                       Finance                    15,000           170,012
a Fast Search & Transfer ASA ................           Internet Software & Services          148,340           272,894
a Tandberg Television ASA ...................              Communications Equipment            54,460           276,486
a Tandberg ASA ..............................              Communications Equipment            41,430           373,698
a Tomra Systems ASA .........................                       Machinery                  32,810           209,619
                                                                                                            -----------
                                                                                                              1,302,709
                                                                                                            -----------
  SPAIN 3.1%
  Aldeasa SA ................................                  Specialty Retail                 8,800           260,187
  Grupo Auxiliar Metalurgico SA (GAMESA) ....      Semiconductors & Semiconductor Equipment     6,585           234,699
  Zardoya Otis SA ...........................                       Machinery                   2,900            55,265
                                                                                                            -----------
                                                                                                                550,151
                                                                                                            -----------
  SWEDEN 8.7%
  D. Carnegie & Co. AB ......................           Diversified Financial Services         14,700           165,619
  Getinge AB, B .............................          Health Care Equipment & Supplies        29,160           277,385
a Modern Times Group AB .....................                        Media                     13,836           285,632
a Song Networks Holding AB ..................      Diversified Telecommunication Services      31,680           316,317
a Telelogic AB ..............................                       Software                  215,760           491,998
                                                                                                            -----------
                                                                                                              1,536,951
                                                                                                            -----------
  SWITZERLAND 10.9%
a Actelion Ltd. .............................                    Biotechnology                  3,220           354,471
  Charles Voegele Holding AG ................                  Specialty Retail                 5,030           357,575
a Kudelski SA ...............................        Electronic Equipment & Instruments         7,820           265,237
  Kuoni Reisen Holding AG, B ................           Hotels Restaurants & Leisure              880           324,659
  PHONAK HOLDIG AG ..........................          Health Care Equipment & Supplies        12,600           300,405
a Temenos Group AG ..........................                      Software                    16,665           111,065
a Temenos Group AG, 144A ....................                      Software                    33,510           223,329
                                                                                                            -----------
                                                                                                              1,936,741
                                                                                                            -----------


22 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONT.)


 FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                         INDUSTRY                    SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  UNITED KINGDOM 19.3%
  Aegis Group PLC ...........................                         Media                   150,970       $   298,159
a Bookham Technology PLC ....................        Electronic Equipment & Instruments       120,650           381,025
  Enterprise Inns PLC .......................            Hotels Restaurants & Leisure          35,350           336,847
  First Choice Holidays PLC .................           Commercial Services & Supplies        108,523           271,614
  HIT Entertainment PLC .....................                        Media                         30               163
  Intermediate Capital Group PLC ............           Diversified Financial Services          4,618            91,876
  Laird Group PLC ...........................        Electronic Equipment & Instruments        59,250           317,076
a Mothercare PLC ............................                  Multiline Retail                52,470           355,766
  PHS Group .................................           Commercial Services & Supplies        200,800           340,687
a Premier Farnell PLC .......................        Electronic Equipment & Instruments        69,375           335,586
a Spirent PLC ...............................              Communications Equipment           266,650           382,225
  Whatman PLC ...............................               Containers & Packaging            100,850           322,166
                                                                                                            -----------
                                                                                                              3,433,190
                                                                                                            -----------
  TOTAL COMMON STOCKS (COST $10,772,285) ....                                                                16,780,819
                                                                                                            -----------
  PREFERRED STOCKS 2.7%
  GERMANY 2.7%
  Dragerwerk Ag, pfd. .......................          Health Care Equipment & Supplies         3,930           285,366
  Jungheinrich Ag, pfd. .....................                      Machinery                    8,748           193,444
                                                                                                            -----------
  TOTAL PREFERRED STOCKS (COST $378,808) ....                                                                   478,810
                                                                                                            -----------
  TOTAL LONG TERM INVESTMENTS
  (COST $11,151,093) ........................                                                                17,259,629
                                                                                                            -----------
  SHORT TERM INVESTMENT (COST $531,194) 3.0%
b Franklin Institutional Fiduciary Trust
  Money Market Portfolio ....................                                                 531,194           531,194
                                                                                                            -----------
  TOTAL INVESTMENTS (COST $11,682,287) 100.2%                                                                17,790,823
  OTHER ASSETS, LESS LIABILITIES (.2)% ......                                                                   (40,812)
                                                                                                            -----------
  NET ASSETS 100.0% .........................                                                               $17,750,011
                                                                                                            ===========


a Non-income producing.
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.

                       See notes to financial statements.


                                                            SEMIANNUAL REPORT 23

FRANKLIN GLOBAL TRUST
Financial Statements
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     FIDUCIARY                       FIDUCIARY
                                                                       LARGE         FIDUCIARY       EUROPEAN
                                                                  CAPITALIZATION       SMALL          SMALLER
                                                                    GROWTH AND    CAPITALIZATION     COMPANIES
                                                                    INCOME FUND     EQUITY FUND        FUND
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................    $63,851,006    $ 58,203,569    $ 11,682,287
                                                                    ===========================================
  Value ........................................................     86,964,623      74,214,264      17,790,823
 Receivables:
  Investment securities sold ...................................             --       4,029,016         487,238
  Capital shares sold ..........................................         25,000       2,036,450          60,037
  Dividends ....................................................         36,462              --          19,597
  Affiliates ...................................................             --              --           6,197
                                                                    -------------------------------------------
      Total assets .............................................     87,026,085      80,279,730      18,363,892
                                                                    -------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................             --         387,321         527,959
  Funds advanced by custodian ..................................             --              --          70,964
  Capital shares redeemed ......................................             --          26,240              --
  Affiliates ...................................................         60,691          56,288              --
  Trustees' fees and expenses ..................................          9,770           8,432             628
  Reports to shareholders ......................................         13,326           3,178             722
  Professional fees ............................................         54,675          11,996          13,398
 Other liabilities .............................................            849           5,680             210
                                                                    -------------------------------------------
      Total liabilities ........................................        139,311         499,135         613,881
                                                                    -------------------------------------------
       Net assets, at value ....................................    $86,886,774    $ 79,780,595    $ 17,750,011
                                                                    ===========================================
Net assets consist of:
 Undistributed net investment income ...........................    $   (56,846)   $   (349,080)   $    (24,885)
 Net unrealized appreciation (depreciation) ....................     23,113,617      16,010,695       6,111,650
 Accumulated net realized gain (loss) ..........................         96,286     (13,610,424)    (10,205,115)
 Capital shares ................................................     63,733,717      77,729,404      21,868,361
                                                                    -------------------------------------------
       Net assets, at value ....................................    $86,886,774    $ 79,780,595    $ 17,750,011
                                                                    ===========================================
 Shares outstanding ............................................     12,742,162       4,591,035       2,001,563
                                                                    ===========================================
 Net asset value and maximum offering price per share ..........          $6.82          $17.38           $8.87
                                                                    ===========================================


                       See notes to financial statements.

24 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004 (UNAUDITED)
AND THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003
--------------------------------------------------------------------------------

                                                            FIDUCIARY                        FIDUCIARY
                                                      LARGE CAPITALIZATION             SMALL CAPITALIZATION
                                                     GROWTH AND INCOME FUND                 EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS       PERIOD         SIX MONTHS        PERIOD
                                                        ENDED          ENDED            ENDED           ENDED
                                                  JANUARY 31, 2004 JULY 31, 2003  JANUARY 31, 2004  JULY 31, 2003
-----------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends ........................................   $   587,682    $  679,915       $   110,709    $  127,954
 Interest .........................................           433        48,655               955        15,502
                                                      ---------------------------------------------------------
      Total investment income .....................       588,115 a     728,570 b         111,664 a     143,456 b
                                                      ---------------------------------------------------------
Expenses:
 Management fees (Note 3) .........................       294,075       303,156           352,758       351,888
 Administrative fees (Note 3) .....................        79,003        80,842            68,644        70,411
 Transfer agent fees (Note 3) .....................         1,985           845             2,548         2,225
 Custodian fees ...................................         3,010           416               928         3,639
 Reports to shareholders ..........................         9,676         6,379             2,712         7,653
 Registration and filing fees .....................        20,435         8,365            15,313         8,864
 Professional fees ................................        29,578        73,752             9,021        44,271
 Trustees' fees and expenses ......................         9,770        16,785             8,439        14,672
 Other ............................................         1,051            --               381           714
                                                      ---------------------------------------------------------
      Total expenses ..............................       448,583       490,540           460,744       504,337
      Expenses waived/paid by affiliate
         (Note 3) .................................       (31,078)      (72,768)               --       (46,847)
                                                      ---------------------------------------------------------
        Net expenses ..............................       417,505       417,772           460,744       457,490
                                                      ---------------------------------------------------------
         Net investment income (loss) .............       170,610       310,798          (349,080)     (314,034)
                                                      ---------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................       624,219     3,106,631         9,155,308     1,755,911
  Foreign currency transactions ...................        (3,978)          (15)               --            --
                                                      ---------------------------------------------------------
       Net realized gain (loss) ...................       620,241     3,106,616         9,155,308     1,755,911
                                                      ---------------------------------------------------------
 Net unrealized appreciation (depreciation) on
     investments ..................................    11,326,007        83,381         5,007,487     5,141,113
                                                      ---------------------------------------------------------
Net realized and unrealized gain (loss) ...........    11,946,248     3,189,997        14,162,795     6,897,024
                                                      ---------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..................................   $12,116,858    $3,500,795       $13,813,715    $6,582,990
                                                      =========================================================

a Net of  foreign  taxes and fees of  $2,165  and $302 for the  Fiduciary  Large
  Capitalization Growth and Income Fund and the Fiduciary Small Capitalization Equity Fund, respectively.
b Net of  foreign  taxes and fees of  $4,485  and $480 for the  Fiduciary  Large
  Capitalization Growth and Income Fund and the Fiduciary Small Capitalization Equity Fund, respectively.


                       See notes to financial statements.



                                                            SEMIANNUAL REPORT 25

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED JANUARY 31, 2004 (UNAUDITED)
AND THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003
--------------------------------------------------------------------------------

                                                                                             FIDUCIARY
                                                                                         EUROPEAN SMALLER
                                                                                          COMPANIES FUND
                                                                                  ------------------------------
                                                                                    SIX MONTHS         PERIOD
                                                                                       ENDED            ENDED
                                                                                  JANUARY 31, 2004  JULY 31, 2003
                                                                                   -----------------------------
Investment income:
 Dividends .....................................................................    $   63,993       $  272,963
 Interest ......................................................................            --            2,145
                                                                                    ---------------------------
      Total investment income ..................................................        63,993 a        275,108 b
                                                                                    ---------------------------
Expenses:
 Management fees (Note 3) ......................................................        72,630           81,307
 Administrative fees (Note 3) ..................................................        14,614           16,261
 Transfer agent fees (Note 3) ..................................................           823            2,723
 Custodian fees ................................................................         3,465            8,748
 Reports to shareholders .......................................................         1,865            2,730
 Registration and filing fees ..................................................         8,287            8,222
 Professional fees .............................................................         9,754           23,886
 Trustees' fees and expenses ...................................................         2,066            3,623
 Other .........................................................................           110            2,478
                                                                                    ---------------------------
      Total expenses ...........................................................       113,614          149,978
      Expenses waived/paid by affiliate (Note 3) ...............................       (24,755)         (52,386)
                                                                                    ---------------------------
       Net expenses ............................................................        88,859           97,592
                                                                                    ---------------------------
        Net investment income (loss) ...........................................       (24,866)         177,516
                                                                                    ---------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................     1,318,051           91,943
  Foreign currency transactions ................................................        (7,197)         (10,369)
                                                                                    ---------------------------
       Net realized gain (loss) ................................................     1,310,854           81,574
                                                                                    ---------------------------
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................................     3,954,997        1,517,767
  Translation of assets and liabilities denominated in foreign currencies ......          (228)          (1,399)
                                                                                    ---------------------------
       Net unrealized appreciation (depreciation) ..............................     3,954,769        1,516,368
                                                                                    ---------------------------
Net realized and unrealized gain (loss) ........................................     5,265,623        1,597,942
                                                                                    ---------------------------
Net increase (decrease) in net assets resulting from operations ................    $5,240,757       $1,775,458
                                                                                    ===========================


a Net of foreign taxes and fees of $8,933.
b Net of foreign taxes and fees of $39,037.


                       See notes to financial statements.


26 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2004 (UNAUDITED),
THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003,
AND THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                         FIDUCIARY LARGE CAPITALIZATION
                                                                             GROWTH AND INCOME FUND
                                                                 ------------------------------------------------------
                                                                   SIX MONTHS             PERIOD           YEAR
                                                                      ENDED               ENDED            ENDED
                                                                 JANUARY 31, 2004    JULY 31, 2003    NOVEMBER 30, 2002
                                                                 ------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................     $   170,610      $   310,798      $    478,800
  Net realized gain (loss) from investments and foreign
     currency transactions ....................................         620,241        3,106,616        (3,106,936)
  Net unrealized appreciation (depreciation) on investments ...      11,326,007           83,381       (10,195,202)
                                                                    ----------------------------------------------
       Net increase (decrease) in net assets resulting
          from operations .....................................      12,116,858        3,500,795       (12,823,338)
 Distributions to shareholders from:
  Net investment income .......................................        (266,113)        (405,680)         (505,369)
  Net realized gains ..........................................        (523,650)              --        (3,665,800)
                                                                    ----------------------------------------------
 Total distributions to shareholders ..........................        (789,763)        (405,680)       (4,171,169)
 Capital share transactions (Note 2) ..........................       4,875,205        6,685,439         3,264,124
                                                                    ----------------------------------------------
       Net increase (decrease) in net assets ..................      16,202,300        9,780,554       (13,730,383)
Net assets:
 Beginning of period ..........................................      70,684,474       60,903,920        74,634,303
                                                                    ----------------------------------------------
 End of period ................................................     $86,886,774      $70,684,474      $ 60,903,920
                                                                    ==============================================
Undistributed net investment income included in net assets:
 End of period ................................................     $   (56,846)     $    38,657      $    133,554
                                                                    ==============================================


                       See notes to financial statements.


                                                            SEMIANNUAL REPORT 27

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JANUARY 31, 2004 (UNAUDITED),
THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003,
AND THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                           FIDUCIARY SMALL CAPITALIZATION
                                                                                     EQUITY FUND
                                                               ------------------------------------------------------
                                                                  SIX MONTHS           PERIOD            YEAR
                                                                     ENDED              ENDED            ENDED
                                                               JANUARY 31, 2004    JULY 31, 2003    NOVEMBER 30, 2002
                                                               ------------------------------------------------------
Increase (decrease) in net assets:
 Operations:

  Net investment income (loss) ................................     $  (349,080)     $  (314,034)     $   (813,561)
  Net realized gain (loss) from investments ...................       9,155,308        1,755,911       (24,521,643)
  Net unrealized appreciation (depreciation) on investments ...       5,007,487        5,141,113          (562,393)
                                                                    ----------------------------------------------
       Net increase (decrease) in net assets resulting
        from operations .......................................      13,813,715        6,582,990       (25,897,597)
 Distributions to shareholders from net realized gains ........              --               --        (8,816,673)
 Capital share transactions (Note 2) ..........................       4,941,132       (5,439,357)       (3,063,862)
                                                                    ----------------------------------------------
       Net increase (decrease) in net assets ..................      18,754,847        1,143,633       (37,778,132)
Net assets:
 Beginning of period ..........................................      61,025,748       59,882,115        97,660,247
                                                                    ----------------------------------------------
 End of period ................................................     $79,780,595      $61,025,748      $ 59,882,115
                                                                    ==============================================
Undistributed net investment income included in net assets:
 End of period ................................................     $  (349,080)     $        --      $         --
                                                                    ==============================================


                       See notes to financial statements.


28 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JANUARY 31, 2004 (UNAUDITED),
THE PERIOD DECEMBER 1, 2002 TO JULY 31, 2003,
AND THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                           FIDUCIARY EUROPEAN SMALLER
                                                                                 COMPANIES FUND
                                                              ------------------------------------------------------
                                                                  SIX MONTHS           PERIOD            YEAR
                                                                     ENDED              ENDED            ENDED
                                                                JANUARY 31, 2004   JULY 31, 2003   NOVEMBER 30, 2002
                                                              ------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ................................     $   (24,866)     $   177,516      $    (22,102)
  Net realized gain (loss) from investments and foreign
      currency transactions ...................................       1,310,854           81,574        (6,668,604)
  Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities denominated in
      foreign currencies ......................................       3,954,769        1,516,368         1,611,878
                                                                    ----------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations ......................................       5,240,757        1,775,458        (5,078,828)
 Distributions to shareholders from net investment income .....        (167,068)         (21,366)               --
 Capital share transactions (Note 2) ..........................        (320,004)      (3,727,425)        5,553,659
                                                                    ----------------------------------------------
      Net increase (decrease) in net assets ...................       4,753,685       (1,973,333)          474,831
Net assets:
 Beginning of period ..........................................      12,996,326       14,969,659        14,494,828
                                                                    ----------------------------------------------
 End of period ................................................     $17,750,011      $12,996,326      $ 14,969,659
                                                                   ===============================================
Undistributed net investment income included in net assets:
 End of period ................................................     $   (24,885)     $   167,049      $     21,268
                                                                    ==============================================


                       See notes to financial statements.

                                                            SEMIANNUAL REPORT 29

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of nine separate series. All funds included in this report (the Funds) are diversified. The Funds and their investment objectives are:

GROWTH                                         GROWTH AND INCOME
----------------------------------------------------------------------------------------------------
Fiduciary European Smaller Companies Fund      Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity Fund

On July 24, 2003, the Fiduciary Large Capitalization Growth and Income Fund, the Fiduciary Small Capitalization Equity Fund, and the Fiduciary European Smaller Companies Fund, newly created series of the Trust, acquired the net assets of the FTI Large Capitalization Growth and Income Fund, the FTI Small Capitalization Equity Fund, and the FTI European Smaller Companies Fund, respectively, (the Acquired Funds) pursuant to a plan of reorganization approved by each of the Acquired Funds' shareholders. The mergers were accomplished by tax-free exchanges of the shares priced at net asset value for the Acquired Funds.

As a result of the reorganization, the fiscal year end of the Trust changed from November 30 of each year to July 31.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


30 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                            SEMIANNUAL REPORT 31

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

At January 31, 2004, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                                            FIDUCIARY
                                                                                      LARGE CAPITALIZATION
                                                                                     GROWTH AND INCOME FUND
                                                                                ------------------------------
                                                                                    SHARES           AMOUNT
                                                                                ------------------------------
Six months ended January 31, 2004
 Shares sold .................................................................     1,091,327       $ 6,736,136
 Shares issued in reinvestment of distributions ..............................        81,223           519,777
 Shares redeemed .............................................................      (383,310)       (2,380,708)
                                                                                ------------------------------
 Net increase (decrease) .....................................................       789,240       $ 4,875,205
                                                                                ==============================
Period ended July 31, 2003 a
 Shares sold .................................................................     1,650,639       $ 9,256,706
 Shares issued in reinvestment of distributions ..............................           676             3,691
 Shares redeemed .............................................................      (475,943)       (2,574,958)
                                                                                ------------------------------
 Net increase (decrease) .....................................................     1,175,372       $ 6,685,439
                                                                                ==============================
Year ended November 30, 2002
 Shares sold .................................................................     1,194,377       $ 7,435,837
 Shares issued in reinvestment of distributions ..............................       525,396         3,577,486
 Shares redeemed .............................................................    (1,293,577)       (7,749,199)
                                                                                ------------------------------
 Net increase (decrease) .....................................................       426,196       $ 3,264,124
                                                                                ==============================


32 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                          FIDUCIARY
                                                                              SMALL CAPITALIZATION EQUITY FUND
                                                                                ------------------------------
                                                                                    SHARES           AMOUNT
                                                                                ------------------------------
Six months ended January 31, 2004
 Shares sold .................................................................       594,084       $ 9,387,130
 Shares redeemed .............................................................      (285,238)       (4,445,998)
                                                                                ------------------------------
 Net increase (decrease) .....................................................       308,846       $ 4,941,132
                                                                                ==============================
Period ended July 31, 2003 a
 Shares sold .................................................................       402,877       $ 5,205,548
 Shares redeemed .............................................................      (920,804)      (10,644,905)
                                                                                ------------------------------
 Net increase (decrease) .....................................................      (517,927)      $(5,439,357)
                                                                                ==============================
Year ended November 30, 2002
 Shares sold .................................................................       883,691       $14,398,859
 Shares issued in reinvestment of distributions ..............................       444,109         7,536,533
 Shares redeemed .............................................................    (1,746,205)      (24,999,254)
                                                                                ------------------------------
 Net increase (decrease) .....................................................      (418,405)      $(3,063,862)
                                                                                ==============================


                                                                                          FIDUCIARY
                                                                               EUROPEAN SMALLER COMPANIES FUND
                                                                                ------------------------------
                                                                                    SHARES           AMOUNT
                                                                                ------------------------------
Six months ended January 31, 2004
 Shares sold .................................................................       238,286       $ 1,852,263
 Shares issued in reinvestment of distributions ..............................         1,116             9,063
 Shares redeemed .............................................................      (327,307)       (2,181,330)
                                                                                ------------------------------
 Net increase (decrease) .....................................................       (87,905)      $  (320,004)
                                                                                ==============================
Period ended July 31, 2003 a
 Shares sold .................................................................       254,685       $ 1,494,257
 Shares issued in reinvestment of distributions ..............................           185               938
 Shares redeemed .............................................................    (1,004,877)       (5,222,620)
                                                                                ------------------------------
 Net increase (decrease) .....................................................      (750,007)      $(3,727,425)
                                                                                ==============================

Year ended November 30, 2002
 Shares sold .................................................................     1,596,356       $10,745,802
 Shares redeemed .............................................................      (861,356)       (5,192,143)
                                                                                ------------------------------
 Net increase (decrease) .....................................................       735,000       $ 5,553,659
                                                                                ==============================

a For the period December 1, 2002 to July 31, 2003.




                                                            SEMIANNUAL REPORT 33

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

ENTITY                                                        AFFILIATION
------------------------------------------------------------------------------------
Fiduciary International Inc. (Advisers)                       Investment manager
Franklin Templeton Services LLC (FT Services)                 Administrative manager
Templeton/Franklin Investment Services Inc. (Distributors)    Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)  Transfer agent

The Funds pay an investment management fee to Advisers based on the average daily net assets of each fund as follows:

                                                                ANNUALIZED
                                                                    FEE
FUND                                                               RATE
---------------------------------------------------------------------------
Fiduciary Large Capitalization Growth and Income Fund ..........   .75%
Fiduciary Small Capitalization Equity Fund .....................  1.00%
Fiduciary European Smaller Companies Fund ......................  1.00%

The Funds pay an administrative fee to FT Services of .20% per year of the average daily net assets of each fund.

For the Fiduciary Large Capitalization Growth and Income Fund and the Fiduciary European Smaller Companies Fund, Advisers and FT Services agreed in advance to waive management and administrative fees, respectively, through November 30, 2003, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .25% per year of their average daily net assets, for costs incurred in marketing the Funds' shares. For the period ended January 31, 2004, the Funds did not incur a distribution services fee.

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                           FIDUCIARY
                             LARGE          FIDUCIARY          FIDUCIARY
                         CAPITALIZATION       SMALL            EUROPEAN
                           GROWTH AND    CAPITALIZATION         SMALLER
                           INCOME FUND     EQUITY FUND      COMPANIES FUND
                         -------------------------------------------------
Transfer agent fees ........   $164           $590                $539


34 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


4. INCOME TAXES


At July 31, 2003, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                 FIDUCIARY
                                                                   LARGE         FIDUCIARY          FIDUCIARY
                                                              CAPITALIZATION       SMALL            EUROPEAN
                                                                GROWTH AND    CAPITALIZATION         SMALLER
                                                                INCOME FUND     EQUITY FUND      COMPANIES FUND
                                                              -------------------------------------------------
Capital loss carryovers expiring in:
 2009 ...................................................          $  --        $        --        $ 4,886,626
 2010 ...................................................            305         22,362,781          6,556,559
 2011 ...................................................             --                 --             11,932
                                                            --------------------------------------------------
                                                                   $ 305        $22,362,781        $11,455,117
                                                            ==================================================

At January 31, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                FIDUCIARY
                                                                   LARGE         FIDUCIARY          FIDUCIARY
                                                              CAPITALIZATION       SMALL            EUROPEAN
                                                                 GROWTH AND    CAPITALIZATION         SMALLER
                                                                INCOME FUND     EQUITY FUND      COMPANIES FUND
                                                            --------------------------------------------------
Cost of investments .....................................       $63,851,006     $58,329,293       $11,737,475
                                                            ==================================================
Unrealized appreciation .................................        23,558,112      16,834,616         6,059,318
Unrealized depreciation .................................          (444,495)       (949,645)           (5,970)
                                                            --------------------------------------------------
Net unrealized appreciation (depreciation) ..............       $23,113,617     $15,884,971       $ 6,053,348
                                                            ==================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                                                            SEMIANNUAL REPORT 35

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended January 31, 2004, were as follows:

                                FIDUCIARY
                                  LARGE         FIDUCIARY          FIDUCIARY
                             CAPITALIZATION       SMALL            EUROPEAN
                               GROWTH AND    CAPITALIZATION         SMALLER
                               INCOME FUND     EQUITY FUND      COMPANIES FUND
                           --------------------------------------------------
Purchases ...............       $16,667,108    $38,107,682          $8,052,438
Sales ...................       $12,294,719    $38,960,973          $8,639,806


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST
MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended January 31, 2004, as follows:

                                FIDUCIARY
                                   LARGE          FIDUCIARY        FIDUCIARY
                              CAPITALIZATION        SMALL          EUROPEAN
                                GROWTH AND     CAPITALIZATION       SMALLER
                                INCOME FUND      EQUITY FUND    COMPANIES FUND
                                ----------------------------------------------
Dividend income ..............     $4,859          $12,110            $996

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.


36 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


7. REGULATORY MATTERS (CONT.)


The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class actions related to the matter described above. The Funds' management believes that the claims made in the lawsuit are without merit and they intend to defend vigorously against the allegations. It is anticipated that the Funds may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Funds' investment adviser relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Funds' management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Funds or their shareholders whole, as appropriate.

                                                            SEMIANNUAL REPORT 37

FRANKLIN GLOBAL TRUST


TAX DESIGNATION (UNAUDITED)

At July 31, 2003, more than 50% of the Fiduciary European Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As shown in the table below, the fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 12, 2003, to treat their proportionate share of foreign taxes paid by the fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the fund to its shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

                                                                                                   ADJUSTED
                                            FOREIGN TAX       FOREIGN            FOREIGN            FOREIGN
                                               PAID        SOURCE INCOME   QUALIFIED DIVIDENDS   SOURCE INCOME
  COUNTRY                                    PER SHARE       PER SHARE          PER SHARE          PER SHARE
--------------------------------------------------------------------------------------------------------------
  Belgium .................................   $0.0006         $0.0027            $0.0027            $0.0012
  Denmark .................................    0.0001              --                --                  --
  Finland .................................    0.0037          0.0154             0.0154             0.0066
  France ..................................    0.0017          0.0056             0.0054             0.0025
  Germany .................................    0.0023          0.0102             0.0092             0.0049
  Greece ..................................        --          0.0037             0.0037             0.0016
  Ireland .................................    0.0007          0.0211             0.0205             0.0094
  Italy ...................................    0.0027          0.0110             0.0110             0.0047
  Netherlands .............................    0.0008              --                --                  --
  Norway ..................................    0.0007          0.0034             0.0034             0.0015
  Spain ...................................    0.0019          0.0083             0.0073             0.0041
  Sweden ..................................    0.0015          0.0070             0.0070             0.0030
  Switzerland .............................    0.0007          0.0022             0.0022             0.0009
  United Kingdom ..........................    0.0028          0.0191             0.0167             0.0096
                                            ---------------------------------------------------------------
  TOTAL ...................................   $0.0202         $0.1097            $0.1045            $0.0500
                                            ===============================================================


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.


38 SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV was reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.


                                                            SEMIANNUAL REPORT 39

FRANKLIN GLOBAL TRUST

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


40 SEMIANNUAL REPORT

                        Not part of the semiannual report

                               [GRAPHIC OMITTED]
                                 FGT FUNDS LOGO

                               [GRAPHIC OMITTED]
                                    MAP ART


                                    FGT FUNDS
                                -----------------
              Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870


                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862


                    Fiduciary European Smaller Companies Fund
                                 Cusip 353533854


This report must be preceded or accompanied by the current FGT Funds prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

ADVISOR
Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR
Templeton/Franklin Investment Services, Inc.
1-800/DIAL BEN(R)

FGT1 S2004 03/04


                                                        [GRAPHIC OMITTED]
                                                         Bank Lines Art

                                                            Fiduciary
                                                              Trust
                                                          International














                                                    SEMIANNUAL REPORT 01 31 2004


THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                            FRANKLIN GLOBAL TRUST

                         -------------------------------------------------------

                            Fiduciary Core Fixed Income Fund
                            Fiduciary Core Plus Fixed Income Fund
                            Franklin International Smaller Companies Growth Fund

                               [GRAPHIC OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                 INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

--------------------------------------------------------------------------------
  STATEMENT ON CURRENT
  INDUSTRY ISSUES
--------------------------------------------------------------------------------
  In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies. You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempletoninstitutional.com, or call us at 1(800)321-8563.


SEMIANNUAL REPORT
--------------------------------------------------------------------------------

 Fiduciary Core Fixed Income Fund ................................... 2

 Fiduciary Core Plus Fixed Income Fund .............................. 6

 Franklin International Smaller Companies Growth Fund ...............10

 Financial Highlights and Statements of Investments .................15

 Financial Statements ...............................................29

 Notes to Financial Statements ......................................32

 Tax Designation ....................................................40

 Proxy Voting Policies and Procedures ...............................42


             -------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -------------------------------------------------------

                                                           Semiannual Report | 1

Semiannual Report

Fiduciary Core Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing primarily in debt securities of varying maturities.



PORTFOLIO CHARACTERISTICS
As of 1/31/04

------------------------------------------
  Effective Duration          4.03 years
------------------------------------------
  Yield-to-Maturity           4.48
------------------------------------------
  Average Maturity            7.09 years
------------------------------------------
  Average Quality             AA-
------------------------------------------

We are pleased to bring you the Fiduciary Core Fixed Income Fund semiannual report for the period ended January 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 4.26% aggregate total return for the August 29, 2003-January 31, 2004 period. The Fund underperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate), which returned 3.80% for the same period.*


--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
As of 1/31/04

AGGREGATE TOTAL RETURN

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Aggregate total return shows the change in value of an investment over the period shown and is not annualized. It includes the Fund expenses, dividend income, capital gain distributions, if any, and any unrealized gains or losses. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

--------------------------------------------------------------------------------
                                           AGGREGATE TOTAL RETURN 1
                                               (8/29/03-1/31/04)
--------------------------------------------------------------------------------
 FIDUCIARY CORE FIXED INCOME FUND                    4.26%
--------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE INDEX 2              3.80%
--------------------------------------------------------------------------------

1. The first day the Fund commenced operations. The manager and administrator agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Fund annual operating expenses did not exceed 0.45%. Without the waivers or limits, total return would have been lower. After July 31, 2004, this fee waiver or limit may be discontinued by the manager and administrator at any time upon notice to the Fund's Board of Trustees.

2. Source: Standard and Poor's Micropal.

Ongoing market volatility can significantly affect short-term performance, recent returns may differ from those shown. Investment return and principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. For more current performance, please call 1(800)321-8563.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. Although Fannie Mae and Freddie Mac may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund's prospectus for more information.
--------------------------------------------------------------------------------
* LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

2 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

Many economic indicators were positive during the reporting period. In the U.S., third quarter 2003 gross domestic product grew at an annualized 8.2%, its strongest pace in nearly 20 years. While in the fourth quarter, it slowed to a possibly more sustainable, but still robust 4%. The U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to multi-year lows against the euro and other major currencies during the reporting period. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper to foreign buyers. Robust consumer spending, especially for autos and homes, and a rebound in business spending, particularly for equipment and software, contributed to accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign.

Many foreign economies also showed signs of recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies over the past year. While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.


INVESTMENT STRATEGY

The Fund's manager allocates its investments among the various types of debt securities based on its assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. The manager uses a top-down/bottom-up selection process and relies on both internal and external research to identify individual securities. The credit research process focuses on bottom-up credit selection that relies on the manager's independent investment analysis to evaluate the credit-worthiness of the issuer. The manager considers a variety of factors, including the issuer's historical balance sheets, income and cash flow requirements, as well as projected earnings and the need for future borrowings.


SECTOR ALLOCATION
As of 1/31/04
---------------------------------------------------------------------
                                       % OF LONG-TERM
                                        INVESTMENTS
---------------------------------------------------------------------
  Bonds                                    47.7%
---------------------------------------------------------------------
  Mortgage-backed Securities               35.4%
---------------------------------------------------------------------
  Other Mortgage/Asset-backed Securities    9.0%
---------------------------------------------------------------------
  U.S. Government Securities                5.2%
---------------------------------------------------------------------
  Preferred Stock                           1.4%
---------------------------------------------------------------------
  Municipal Bonds                           1.3%
---------------------------------------------------------------------

                                                           Semiannual Report | 3

TOP 10 HOLDINGS
As of 1/31/04

-----------------------------------------------------------
  COMPANY                               % OF TOTAL
  SECTOR/INDUSTRY                       NET ASSETS
-----------------------------------------------------------
  FNMA                                     33.0%
   MORTGAGE-BACKED SECURITIES
-----------------------------------------------------------
  U.S. Treasury Note                        5.3%
   U.S. GOVERNMENT SECURITIES
-----------------------------------------------------------
  Core Investment Grade Bond Trust I        4.5%
   DIVERSIFIED FINANCIAL SERVICES
-----------------------------------------------------------
  GNMA                                      3.1%
   MORTGAGE-BACKED SECURITIES
-----------------------------------------------------------
  Burlington Northern Santa Fe Corp.        3.0%
   ROAD AND RAIL
-----------------------------------------------------------
  Ford Motor Credit Co.                     2.8%
   AUTO COMPONENTS
-----------------------------------------------------------
  Sprint Capital Corp.                      2.4%
   DIVERSIFIED TELECOMMUNICATIONS SERVICES
-----------------------------------------------------------
  Fleet Credit Card Master Trust            2.0%
   DIVERSIFIED FINANCIAL SERVICES
-----------------------------------------------------------
  Chancellor Media Corp                     2.0%
   MEDIA
-----------------------------------------------------------
  Southern California Edison Co.            1.9%
   ELECTRIC UTILITIES
-----------------------------------------------------------


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE,
AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE
LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI).
THE SOI BEGINS ON PAGE 16.


MANAGER'S DISCUSSION

As of January 31, 2004, the Fund's largest exposure is an allocation of 48.7% of net assets to corporate bonds. During the reporting period the credit sector generated an excess return of 1.9% 1 over Treasuries, as spreads continued to tighten. Within the credit sector, the trend of lower credit quality bonds performing better continued as BBB rated bonds earned an excess return of 3.1% 2 versus treasuries. In the mortgage sector, we have a 36.1% allocation of net assets, favoring premium securities with higher coupons and shorter durations that have performed well amid low volatility in interest rates. The Fund also benefited from an underweight position in Treasuries versus the Lehman Aggregate. As of January 31, 2004, the Fund had a 5.3% position in Treasuries versus 23.0% for the benchmark, resulting in a 17.7% underweight. During the reporting period, all spread sectors outperformed Treasuries.

As of the end of the reporting period, the Fund's duration position was approximately 10% less than that of the Lehman Aggregate. Our underweight position in duration, which was initiated in the latter part of the period, detracted marginally from performance as rates declined slightly during the latter part of the period. With respect to yield curve positioning, we had an underweight position in long-term maturities in favor of overweight positions in intermediate and short-term maturities.


1. Source: Lehman Brothers.
2. Source: Lehman Brothers.

4 | Semiannual Report

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[GRAPHIC OMITTED]
PICTURE OF MICHAEL MATERASSO

/s/ Michael Materasso

Michael Materasso
Executive Vice President
Portfolio Manager
Fiduciary Trust Company International



[GRAPHIC OMITTED]
PICTURE OF MICHAEL ROHWETTER

/s/ Michael Rohwetter

Michael Rohwetter
Senior Vice President
Portfolio Manager
Fiduciary Trust Company International


[GRAPHIC OMITTED]
PICTURE OF WARREN KEYSER

/s/ Warren Keyser

Warren Keyser
Senior Vice President
Fiduciary Trust Company International



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 5

Fiduciary Core Plus Fixed Income Fund


YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing primarily in debt securities of varying maturities.


PORTFOLIO CHARACTERISTICS
As of 1/31/04

---------------------------------------------
  Effective Duration          4.08 years
---------------------------------------------
  Yield-to-Maturity           4.53%
---------------------------------------------
  Average Maturity            6.97 years
---------------------------------------------
  Average Quality             AA
---------------------------------------------

We are pleased to bring you the Fiduciary Core Plus Fixed Income Fund semiannual report for the period ended January 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 6.14% aggregate total return for the August 4, 2004 - January 31, 2004 period. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate), which returned 4.42% for the same period.*


--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
As of 1/31/04

AGGREGATE TOTAL RETURN

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Aggregate total return shows the change in value of an investment over the period shown and is not annualized. It includes the Fund expenses, dividend income, capital gain distributions, if any, and any unrealized gains or losses. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

--------------------------------------------------------------------------------
                                                   AGGREGATE TOTAL RETURN 1
                                                      (8/04/03-1/31/04)
--------------------------------------------------------------------------------
 FIDUCIARY CORE PLUS FIXED INCOME FUND                      6.14%
--------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE INDEX 2                     4.42%
--------------------------------------------------------------------------------

1. The first day the Fund commenced operations. The manager and administrator agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Fund annual operating expenses did not exceed 0.43%. Without the waivers or limits, total return would have been lower. After July 31, 2004, this fee waiver or limit may be discontinued by the manager and administrator at any time upon notice to the Fund's Board of Trustees.

2. Source: Standard and Poor's Micropal.

Ongoing market volatility can significantly affect short-term performance, recent returns may differ from those shown. Investment return and principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. For more current performance, please call 1(800)321-8563.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yields, lower-rated (junk) bonds generally have greater price swings and higher default risks. Although Fannie Mae and Freddie Mac may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Special risks are associated with foreign investing, including currency fluctuations, economic instability, regulatory and political developments. Please see the Fund's prospectus for more information.

--------------------------------------------------------------------------------

*LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

6 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

Many economic indicators were positive during the reporting period. In the United States, third quarter 2003 gross domestic product grew at an annualized 8.2%, its strongest pace in nearly 20 years. While in the fourth quarter, it slowed to a possibly more sustainable, but still robust 4%. The U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to multi-year lows against the euro and other major currencies during the reporting period. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper to foreign buyers. Robust consumer spending, especially for autos and homes, and a rebound in business spending, particularly for equipment and software, contributed to accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign.

Many foreign economies also showed signs of recovery and benign inflation following a low growth and disinflationary environment that facilitated monetary easing in many major economies over the past year. While economic growth accelerated in the United States, it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.


INVESTMENT STRATEGY

The Fund's manager allocates its investments among the various types of debt securities available in its core investments, based on it assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. The manager also evaluates opportunities in the non-core investments an the relative value decision of investing away from the benchmark sectors. Each foreign market is evaluated in local currency terms, as well as on a currency hedged basis, in order to identify opportunities in both government and non-government sectors.

The manager uses a top-down/bottom-up selection process, which relies on both internal and external research to identify individual securities. The credit research process focuses on bottom-up credit selection that relies on the manager's independent investment analysis to evaluate the credit-worthiness of the issuer. The manager considers a variety of factors, including the issuer's historical balance sheets, income and cash flow requirements, as well as projected earnings and the need for future borrowings.


SECTOR ALLOCATION
As of 1/31/04

---------------------------------------------
                       % OF LONG-TERM
                          INVESTMENTS
---------------------------------------------
  Bonds                         40.3%
---------------------------------------------
  Mortgage-backed Securities    32.4%
---------------------------------------------
  Foreign Government and
  Agency Securities             11.8%
---------------------------------------------
  Other Mortgages/Asset-backed
  Securities                     9.2%
---------------------------------------------
  U.S. Government Securities     3.7%
---------------------------------------------
  Preferred Stocks               1.7%
---------------------------------------------
  Municipal Bonds                0.9%
---------------------------------------------

                                                           Semiannual Report | 7

TOP 10 HOLDINGS
As of 1/31/04

----------------------------------------------
  COMPANY                     % OF TOTAL
  SECTOR/INDUSTRY             NET ASSETS
----------------------------------------------
  FNMA                             32.3%
   MORTGAGE-BACKED SECURITIES
----------------------------------------------
  Export-Import Bank of Japan       4.4%
   FOREIGN GOVERNMENT AND AGENCY
----------------------------------------------
  U.S. Treasury                     4.0%
   U.S. GOVERNMENT SECURITIES
----------------------------------------------
  General Electric Capital Corp     2.6%
   FINANCE
----------------------------------------------
  GNMA                              2.5%
   MORTGAGE-BACKED SECURITIES
----------------------------------------------
  Ford Motor Credit                 2.4%
   AUTO COMPONENTS
----------------------------------------------
  Bundesrepublik                    2.4%
   FOREIGN GOVERNMENT
----------------------------------------------
  Core Investment Grade Bond Trust  2.3%
   DIVERSIFIED FINANCIAL SERVICES
----------------------------------------------
  Countrywide                       2.2%
   CONSUMER FINANCE
----------------------------------------------
  Sequoia Mortgage Trust            2.1%
   DIVERSIFIED FINANCIAL SERVICES
----------------------------------------------

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE,
AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE
LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI).
THE SOI BEGINS ON PAGE 20.


MANAGER'S DISCUSSION

The Fund's outperformance during the period was primarily due to favorable sector selection, most notably to investment grade corporate bonds. As of January 31, 2004, the Fund had held 43.3% of net assets in corporate bonds versus 22.1% for the Lehman Aggregate and during the reporting period the credit sector generated an excess return of 1.9% 3 over Treasuries, as spreads continued to tighten. Within the credit sector, the trend of lower credit quality bonds performing better continued as BBB rated bonds earned an excess return of 3.1% 4 versus treasuries. The Fund also benefited from an allocation to high yield bonds, which generated an 8.7%5 excess return. An allocation of 12.6% of net assets to foreign government and agency securities also contributed positively to performance, as the dollar declined in a substantial, but orderly fashion versus major currencies. This is evidenced by the fact that the euro traded at $1.12 at the beginning of the period and $1.25 at the end of the period. After strong returns from the euro, we are diversifying into the pound sterling and we continue to add to positions in the yen. Within the mortgage sector, we favor premium securities with higher coupons and shorter durations that have performed well amid low volatility in interest rates. The Fund also benefited from underweight position in Treasuries of 18.3% versus the Lehman Aggregate. During the reporting period, all spread sectors outperformed Treasuries.

As of the end of the reporting period, the Fund's duration position was approximately 10% less than that of the Lehman Aggregate. Our underweight position in duration, which was initiated in the latter part of the period, detracted marginally from performance as rates declined slightly during the latter part of the period. With respect to yield curve positioning, we had an underweight position in long-term maturities in favor of overweight positions in intermediate and short-term maturities.


3. Source: Lehman Brothers.
4. Source: Lehman Brothers.
5. Source: Lehman Brothers.

8 | Semiannual Report

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[GRAPHIC OMITTED]
PICTURE OF MICHAEL MATERASSO

/S/ Michael Materasso

Michael Materasso
Executive Vice President
Portfolio Manager
Fiduciary Trust Company International



[GRAPHIC OMITTED]
PICTURE OF MICHAEL ROHWETTER

/S/ Michael Rohwetter

Michael Rohwetter
Senior Vice President
Portfolio Manager
Fiduciary Trust Company International


[GRAPHIC OMITTED]
PICTURE OF WARREN KEYSER

/S/ Warren Keyser

Warren Keyser
Senior Vice President
Fiduciary Trust Company International


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 9

Franklin International Smaller
Companies Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. The Fund defines smaller international companies as those with market capitalizations of between $100 million and $5 billion or the equivalent in local currencies at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter outside of North America.



We are pleased to bring you the Franklin International Smaller Companies Growth Fund semiannual report for the six-month period ended January 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 38.01% aggregate total return for the six-month period ended January 31, 2004. The Fund outperformed its benchmarks, the S&P/Citigroup less than $2 Billion EPAC Index* and the MSCI EAFE Index**, which returned 32.71% and 25.44%, respectively, for the same period.


*S&P/CITIGROUP LESS THAN $2 BILLION EPAC INDEX is a capitalization weighted equity index that measures total returns of the small stock component of the S&P/Citigroup Global Equity Index, which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a $2 billion market capitalization of the available market capital in each country forms the universe.

**MSCI EAFE INDEX is an equity index calculated by Morgan Stanley Capital International. The index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (shares outstanding times price).

10 | Semiannual Report

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
As of 1/31/04

AGGREGATE TOTAL RETURN

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Aggregate total return shows the change in value of an investment over the period shown. It includes the Fund expenses, dividend income, capital gain distributions, if any, and any unrealized gains or losses. Average annual total return represents the average annual change in value of an investment over the indicated periods. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

-------------------------------------------------------------------------------------------------
                                       SIX-MONTH         ONE-YEAR        AGGREGATE TOTAL RETURN 1
                                    AVERAGE ANNUAL 1  AVERAGE ANNUAL 1      (10/15/02-1/31/04)
-------------------------------------------------------------------------------------------------
 FRANKLIN INTERNATIONAL SMALLER
 COMPANIES GROWTH FUND                   38.01%           66.47%                 66.89%
-------------------------------------------------------------------------------------------------
 S&P/CITIGROUP <$2 BILLION EPAC INDEX 2  32.71%           67.12%                 74.13%
-------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX 2                       25.44%           47.28%                 46.46%
-------------------------------------------------------------------------------------------------

1. For the fiscal year ended July 31, 2003, the manager and administrator had agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund. With this reduction the Fund paid no management or administration fees and net annual Fund operating expenses were 0.95%. Without this waiver or reduction, total return would have been lower. After July 31, 2004, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

2. Source: Standard and Poor's Micropal.

Ongoing market volatility can significantly affect short-term performance, recent returns may differ from those shown. Investment return and principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. For more current performance, please call 1(800)321-8563.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Small or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Please see the Fund's prospectus for more information.

--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

On a global basis, equity markets continued to advance during the past six months, continuing the rally that began earlier in 2003. Investor sentiment has improved throughout the course of the year as the impact of simulative fiscal and monetary policy has become clearer and economic recovery is believed likely to follow in Europe and Asia.

                                                          Semiannual Report | 11

GEOGRAPHIC DISTRIBUTION
EQUITY ASSETS AS A PERCENTAGE
OF TOTAL NET ASSETS
As of 1/31/04

[GRAPHIC OMITTED]
PIE CHART

Europe .......................56.9%
Asia .........................40.0%
Short-Term Investments
& Other Net Assets ........... 3.1%

The U.S. dollar depreciated versus most major currencies in 2003. In particular, the euro's rise against the dollar gained momentum, reaching an all-time high and appreciating by roughly 20%. The yen also gained ground, rising over 10% against the dollar. Despite concerns about the impact of a weaker dollar on corporate earnings for non-U.S. companies, international equity markets continued to rise in the second half of the year, showing particular strength in October. While gains to U.S. investors were boosted by currency exposure, non-U.S. markets also showed strong gains in local currency terms.

During the period under review, smaller companies outperformed large companies in both Europe and the U.S., yet lagged moderately in the Asia Pacific region. Overall, Asian markets showed the strongest performance among developed regions, led by the performance of Japanese large cap stocks. As markets have advanced on generally positive economic news and sentiment, investors in non-U.S. markets have still been somewhat more value-oriented. Consequently, while growth-oriented companies in the U.S. smaller cap universe outperformed, value-oriented companies led in both Asia Pacific and Europe, as measured by the S&P/Citigroup EMI benchmarks. Within the S&P/Citigroup Cap-Range (LESSER THANK) US $2 billion EPAC Index, a measure of small cap performance in developed Europe and Asia Pacific, performance indicated a relatively broad-based rally.


INVESTMENT STRATEGY

In choosing individual equity investments, the Fund's sub-advisor utilizes a fundamental "bottom-up" approach involving in-depth qualitative and quantitative analysis of individual equity securities. In narrowing down the universe of eligible investments, the sub-advisor employs a thematic approach to identify industries that may benefit from longer-term dynamic growth. Within these industries, the focus of the Fund's investments is on companies with proprietary products and services, and that the sub-advisor believes have a strong probability of retaining or widening margins, and a strong balance sheet.

The sub-advisor does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio of securities of exceptionally dynamic companies operating in sectors that offer attractive growth potential. The sub-advisor has a team of research analysts fully dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance.

12 | Semiannual Report

MANAGER'S DISCUSSION

Over the reporting period, performance was helped by stock selection in Europe and Asia. This was particularly true in the financial sector, where Depfa Bank, a financial services company, showed strong performance. A position in Topdanmark, a Danish insurance company, which reported second half earnings above consensus expectations, was also a strong contributor to performance. Stock selection was also strong in the retail sector, where the portfolio's holdings in Mothercare, a U.K. retailer specializing in maternity and children's products, and Charles Voegele, a Switzerland-based family clothing store chain, both significantly increased in value during the period. In technology, a number of enterprise software companies added value. These included positions in Atos Origin, a technology consultancy and services company, Telelogic, a Swedish developer of information and project management software, and TietoEnator, a Nordic provider of technology consulting and software services. The Fund's relative performance in Europe was most hindered by holdings such as Amadeus Global Travel, a Spanish travel and tourism services company and Observer, a Swedish business intelligence company, both of which we sold during the period. In the pharmaceuticals industry a position in Schwarz Pharma, a German pharmaceutical company, also hurt results, and was subsequently sold.

Stock selection was positive in the Asia Pacific region, where a position in Faith, a Japanese distributor of music for cell phones, boosted performance. We subsequently sold the position. Performance was also helped by a position in Index Corp., a Japanese mobile phone content provider, as well as by a more recent position in Access, a Japanese developer of internet access software for mobile phones. A position in Techtronic Industries, a Hong Kong-based power tool company, also added value over the period. Performance was hindered by Pulmuone, a South Korean health food company, which was sold early in the period, and Moulin, a Hong Kong based optical products company, as both lagged performance of the overall market.


TOP 10 INDUSTRY BREAKDOWN
As of 1/31/04

------------------------------------------------
                              % OF TOTAL
                              NET ASSETS
------------------------------------------------
  Specialty Retail                 11.7%
------------------------------------------------
  Machinery                        11.4%
------------------------------------------------
  Electronic Equipment
  & Instruments                     8.2%
------------------------------------------------
  Health Care Equipment
  & Supplies                        7.4%
------------------------------------------------
  Communications Equipment          4.8%
------------------------------------------------
  Software                          4.5%
------------------------------------------------
  Internet Software & Services      4.1%
------------------------------------------------
  Household Durables                4.0%
------------------------------------------------
  Media                             3.8%
------------------------------------------------
  Diversified Financial Services    3.3%
------------------------------------------------

                                                          Semiannual Report | 13

TOP 10 HOLDINGS
As of 1/31/04

-----------------------------------------------
                           % OF TOTAL
                           NET ASSETS
-----------------------------------------------
  Depfa Bank PLC                2.0%
-----------------------------------------------
  Mothercare PLC                2.0%
-----------------------------------------------
  Point Inc.                    2.0%
-----------------------------------------------
  Charles Voegele Holding AG    1.8%
-----------------------------------------------
  Telelogic AB                  1.7%
-----------------------------------------------
  Goodpack Ltd.                 1.7%
-----------------------------------------------
  Bookham Technology PLC        1.7%
-----------------------------------------------
  Spirent PLC                   1.7%
-----------------------------------------------
  Tandberg ASA                  1.7%
-----------------------------------------------
  Atos Origin                   1.7%
-----------------------------------------------

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE,
AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE
LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI).
THE SOI BEGINS ON PAGE 26.


CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,


[GRAPHIC OMITTED]
PICTURE OF MARGARET S. LINDSAY

/s/ Margaret S. Lindsay

Margaret S. Lindsay
Executive Vice President
Fiduciary Trust Company International


[GRAPHIC OMITTED]
PICTURE OF PRATIK PATEL

/s/ Pratik Patel

Pratik Patel
Vice President
Fiduciary Trust Company International


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

14 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS


FIDUCIARY CORE FIXED INCOME FUND

                                                                 ------------
                                                                    PERIOD
                                                                     ENDED
                                                                  JANUARY 31,
                                                                    2004 D
                                                                  (UNAUDITED)
                                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............................  $10.00
                                                                   ----------

Income from investment operations:

 Net investment income a ..........................................     .11

 Net realized and unrealized gains (losses) .......................     .31
                                                                   ----------

Total from investment operations ..................................     .42
                                                                   ----------

Less distributions from:

 Net investment income ............................................    (.09)

 Net realized gains ...............................................    (.03)
                                                                   ----------

Total distributions ...............................................    (.12)
                                                                   ----------

Net asset value, end of period ....................................  $10.30
                                                                   ==========



Total return b ....................................................   4.26%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................................. $14,960

Ratios to average net assets:

 Expenses .........................................................    .45% e

 Expenses excluding waiver and payments by affiliate ..............   1.01% e

 Net investment income ............................................   2.61% e

Portfolio turnover rate ........................................... 205.04%

Portfolio turnover rate excluding mortgage dollar rolls c ......... 148.09%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c See Note 1(e) regarding mortgage dollar rolls.
d For the period August 29, 2003 (commencement date) to January 31, 2004. e Annualized.

                     Semiannual Report | See notes to financial statements. | 15

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                             COUNTRY     PRINCIPAL AMOUNT C      VALUE
--------------------------------------------------------------------------------------------------------------------------
  BONDS 48.7%

  AEROSPACE & DEFENSE .7%
  BF Goodrich, 6.80%, 2/01/18 ........................................      United States     $   100,000      $   112,416
                                                                                                               ------------

  AUTO COMPONENTS 5.2%
  Daimlerchrysler Na Holding, 6.50%, 11/15/13 ........................      United States         100,000          105,806
  Ford Motor Credit Co., 7.375%, 10/28/09 ............................      United States         245,000          269,677
  Ford Motor Credit Co., 7.00%, 10/01/13 .............................      United States         135,000          142,826
  GMAC, 7.25%, 3/02/11 ...............................................      United States         240,000          264,828
                                                                                                               ------------
                                                                                                                   783,137
                                                                                                               ------------

  COMMERCIAL BANKS
  Credit Suisse First Boston USA Inc., 6.125%, 11/15/11 ..............      United States           5,000            5,483
                                                                                                               ------------

  COMMERCIAL SERVICES & SUPPLIES 1.4%
  Tyco International Group SA, 144A, 6.00%, 11/15/13 .................       Luxembourg           200,000          208,310
                                                                                                               ------------

  COMMUNICATIONS EQUIPMENT 1.4%
  Deutsche Telekom International Finance NV, senior sub. note, 3.875%,
    7/22/08 ..........................................................       Netherlands          200,000          202,625
                                                                                                               ------------

  DIVERSIFIED FINANCIAL SERVICES 4.5%
  Core Investment Grade Bond Trust I, 4.727%, 11/30/07 ...............      United States         530,000          554,632
  Household Finance Corp., 6.375%, 10/15/11 ..........................      United States          50,000           55,757
  Morgan Stanley Dean Witter & Co., 6.60%, 4/01/12 ...................      United States          55,000           62,095
                                                                                                               ------------
                                                                                                                   672,484
                                                                                                               ------------


  DIVERSIFIED TELECOMMUNICATION SERVICES 8.6%
  France Telecom SA, 9.25%, 3/01/11 ..................................         France              50,000           60,282
  France Telecom SA, senior note, 8.50%, 3/01/31 .....................         France             125,000          165,242
  Hutchison Whampoa International Ltd., senior note, 144A, 5.45%,
    11/24/10 .........................................................     Cayman Islands         100,000          101,851
  Hutchison Whampoa International Ltd., senior note, 144A, 6.25%,
    1/24/14 ..........................................................     Cayman Islands         105,000          106,978
  Intelsat Ltd., 144A, 6.50%, 11/01/13 ...............................         Bahamas            250,000          266,984
  Sprint Capital Corp., 8.375%, 3/15/12 ..............................      United States         200,000          236,405
  Sprint Capital Corp., 8.75%, 3/15/32 ...............................      United States         100,000          121,876
  Telus Corp., 8.00%, 6/01/11 ........................................         Canada              60,000           70,897
  Verizon Global Funding Corp., 4.00%, 1/15/08 .......................      United States         150,000          153,168
                                                                                                               ------------
                                                                                                                 1,283,683
                                                                                                               ------------

  ELECTRIC UTILITIES 4.8%
  Black Hills Corp., 6.50%, 5/15/13 ..................................      United States         150,000          153,568
  Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 ............      United States         150,000          161,372
  Cilcorp Inc., senior note, 8.70%, 10/15/09 .........................      United States         100,000          121,075
  Southern California Edison Co., 8.00%, 2/15/07 .....................      United States         250,000          287,500
                                                                                                               ------------
                                                                                                                   723,515
                                                                                                               ------------

  ENERGY EQUIPMENT & SERVICES 1.9%
  Halliburton Co., 144A, 5.50%, 10/15/10 .............................      United States         265,000          279,593
                                                                                                               ------------

  FINANCE 1.6%
  General Electric Capital Corp., FRN, 9/18/06 .......................      United States         250,000          250,663
                                                                                                               ------------

16 | Semiannual Report

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                             COUNTRY     PRINCIPAL AMOUNT C      VALUE
--------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  FOOD PRODUCTS 1.2%
  Bunge Ltd., 144A, 4.375%, 12/15/08 .................................      United States    $    180,000     $    182,967
                                                                                                               ------------

  INSURANCE 4.0%
  Allstate Corp., 7.20%, 12/01/09 ....................................      United States         200,000          234,624
  Highmark Inc., 144A, 6.80%, 8/15/13 ................................      United States         185,000          203,095
  International Lease Finance Corp., 4.35%, 9/15/08 ..................      United States         150,000          154,137
                                                                                                               ------------
                                                                                                                   591,856
                                                                                                               ------------

  MEDIA 6.7%
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 ...............      United States         255,000          296,437
  Comcast Cable Communications, 6.875%, 6/15/09 ......................      United States         130,000          147,251
  News America Holdings Inc., 9.50%, 7/15/24 .........................      United States         205,000          281,482
  Univision Communications Inc., senior note, 3.875%, 10/15/08 .......      United States         275,000          273,238
                                                                                                               ------------
                                                                                                                   998,408
                                                                                                               ------------

  METALS & MINING .9%
  INCO Ltd., 5.70%, 10/15/15 .........................................         Canada              60,000           62,839
  Rio Tinto Finance PLC, 2.625%, 9/30/08 .............................      United States          75,000           71,942
                                                                                                               ------------
                                                                                                                   134,781
                                                                                                               ------------

  OIL & GAS 1.0%
  Valero Energy Corp., 7.50%, 4/15/32 ................................      United States         125,000          144,192
                                                                                                               ------------

  PHARMACEUTICALS .7%
  Medco Health Solutions Inc., senior note, 7.25%, 8/15/13 ...........      United States          90,000          101,097
                                                                                                               ------------

  ROAD & RAIL 3.0%
  Burlington Northern Santa Fe Corp., 8.125%, 4/15/20 ................      United States         370,000          453,094
                                                                                                               ------------

  TOBACCO 1.0%
  Altria Group Inc., 7.00%, 11/04/13 .................................      United States         135,000          147,151
                                                                                                               ------------

  TOTAL BONDS (COST $7,127,749) ......................................                                           7,275,455
                                                                                                               ------------

  MORTGAGE-BACKED SECURITIES 36.1%
a FNMA, 5.00%, 2/01/18 ...............................................      United States         495,000          505,983
a FNMA, 5.50%, 2/15/19 ...............................................      United States       1,340,000        1,390,250
a FNMA, 5.50%, 2/01/33 ...............................................      United States       1,030,000        1,048,346
  FNMA, 5.50%, 12/01/33 ..............................................      United States         179,802          183,135
  FNMA, 6.00%, 6/01/33 ...............................................      United States         435,175          452,076
a FNMA, 6.50%, 2/01/29 ...............................................      United States         850,000          891,969
  FNMA, 6.50%, 11/01/32 ..............................................      United States         439,606          461,462
a GNMA, SF, 6.00%, 2/01/30 ...........................................      United States         450,000          469,406
                                                                                                               ------------

  TOTAL MORTGAGE-BACKED SECURITIES (COST $5,389,699) .................                                           5,402,627
                                                                                                               ------------

                                                          Semiannual Report | 17

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                             COUNTRY     PRINCIPAL AMOUNT C      VALUE
--------------------------------------------------------------------------------------------------------------------------
  OTHER MORTGAGES/ASSET BACKED SECURITIES 9.2%

  COMMERCIAL SERVICES & SUPPLIES .7%
  Fideicomiso Petacalco Trust, Reg S, 10.16%, 12/23/09 ...............         Mexico        $     96,000     $    113,313
                                                                                                               ------------

  CONSUMER FINANCE 3.2%
a Ameriquest Mortgage Securities Inc., FRN, 2/25/34 ..................      United States         210,000          210,000
  Countrywide Home Loan, FRN, 12/25/33 ...............................      United States         167,709          166,728
  Merrill Lynch Mortgage Investors Inc., FRN, 3/25/28 ................      United States         108,617          109,132
                                                                                                               ------------
                                                                                                                   485,860
                                                                                                               ------------

  DIVERSIFIED FINANCIAL SERVICES 2.9%
  Fleet Credit Card Master Trust, FRN, 10/15/07 ......................      United States         300,000          300,115
  Sequoia Mortgage Trust, 12, A, FRN, 1/20/33 ........................      United States         130,312          130,787
                                                                                                               ------------
                                                                                                                   430,902
                                                                                                               ------------

  FINANCE 1.1%
  Countrywide Asset-Backed Certificates, 2004-SD1, A1, 144A, 6/25/33 .      United States         160,000          160,000
                                                                                                               ------------

  GOVERNMENT BONDS 1.3%
  SLM Student Loan Trust, 2002-3, A4, FRN, 10/25/16 ..................      United States         190,000          190,556
                                                                                                               ------------

  TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $1,379,545) ....                                           1,380,631
                                                                                                               ------------

  MUNICIPAL BONDS (COST $188,018) 1.3%
  Tobacco Settlement Financing Corp. Revenue, 6.375%, 6/01/32 ........      United States         200,000          192,264
                                                                                                               ------------

  U.S. GOVERNMENT SECURITIES (COST $788,251) 5.3%
  U.S. Treasury Note, 7.875%, 11/15/04 ...............................      United States         750,000          789,199
                                                                                                               ------------

                                                                                              ------------
                                                                                                SHARES
                                                                                              ------------

  PREFERRED STOCK (COST $199,774) 1.4%
  COMMUNICATIONS EQUIPMENT
  Centaur Funding Corp., 9.08%, pfd. .................................      United States             165          211,148
                                                                                                               ------------

  TOTAL LONG TERM INVESTMENTS (COST $15,073,036) .....................                                          15,251,324
                                                                                                               ------------

  SHORT TERM INVESTMENT (COST $3,652,404) 24.4%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ......      United States       3,652,404        3,652,404
                                                                                                               ------------

  TOTAL INVESTMENTS (COST $18,725,440) 126.4% ........................                                          18,903,728
  OTHER ASSETS, LESS LIABILITIES (26.4)% .............................                                          (3,943,816)
                                                                                                               ------------

  NET ASSETS 100.0% ..................................................                                         $14,959,912
                                                                                                               ============

PORTFOLIO ABBREVIATION | FRN - Floating Rate Note


a See Note 1(c) regarding securities purchased on a delayed delivery or to-be-announced basis.
b See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
c The principal amount is stated in U.S. dollars unless otherwise indicated.



18 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY CORE PLUS FIXED INCOME FUND

                                                            ------------
                                                               PERIOD
                                                                ENDED
                                                             JANUARY 31,
                                                               2004 D
                                                             (UNAUDITED)
                                                            ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................    $10.00
                                                            ------------

Income from investment operations:

 Net investment income a ...................................       .14

 Net realized and unrealized gains (losses) ................       .47
                                                            ------------

Total from investment operations ...........................       .61
                                                            ------------

Less distributions from:

 Net investment income .....................................      (.20)

 Net realized gains ........................................      (.07)
                                                            ------------

Total distributions ........................................      (.27)
                                                            ------------

Net asset value, end of period .............................    $10.34
                                                            ============


Total return b .............................................     6.14%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................    $6,774

Ratios to average net assets:

 Expenses ..................................................      .43% e

 Expenses excluding waiver and payments by affiliate .......     1.75% e

 Net investment income .....................................     2.81% e

Portfolio turnover rate ....................................   245.37%

Portfolio turnover rate excluding mortgage dollar rolls c ..   143.95%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c See Note 1(e) regarding mortgage dollar rolls.
d For the period August 4, 2003 (commencement date) to January 31, 2004. e Annualized.

                     Semiannual Report | See notes to financial statements. | 19

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY       PRINCIPAL AMOUNT C      VALUE
----------------------------------------------------------------------------------------------------------------------------
  BONDS 43.3%

  AUTO COMPONENTS 5.6%
  Daimlerchrysler Na Holding, 6.50%, 11/15/13 ..........................  United States     $    45,000        $    47,613
  Delphi Corp., 6.5%, 8/15/13 ..........................................  United States          50,000             53,842
  Ford Motor Credit Co., 7.375%, 10/28/09 ..............................  United States          90,000             99,065
  Ford Motor Credit Co., 7.00%, 10/01/13 ...............................  United States          60,000             63,478
  GMAC, 7.25%, 3/02/11 .................................................  United States          80,000             88,276
  Keystone Automotive Industries Inc., senior sub. note, 144A, 9.75%,
    11/01/13 ...........................................................  United States          25,000             27,125
                                                                                                               -------------
                                                                                                                   379,399
                                                                                                               -------------

  CHEMICALS 2.4%
  Equistar Chemicals LP, senior note, 144A, 10.625%, 5/01/11 ...........  United States          15,000             16,350
  Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13 ..........  United States          50,000             54,250
  Monsanto Co., 4.00%, 5/15/08 .........................................  United States          50,000             50,242
  Nalco Co., senior note, 144A, 7.75%, 11/15/11 ........................  United States           5,000              5,300
  Nova Chemicals Corp., senior note, 144A, 6.50%, 1/15/12 ..............     Canada              35,000             35,525
                                                                                                               -------------
                                                                                                                   161,667
                                                                                                               -------------

  COMMERCIAL SERVICES & SUPPLIES .9%
  Allied Waste North America Inc., senior secured note, 144A, 6.50%,
    11/15/10 ...........................................................  United States          25,000             25,875
  Allied Waste North America Inc., senior sub. note, B,
    10.00%, 8/01/09 ....................................................  United States          10,000             10,825
  Tyco International Group SA, 144A, 6.00%, 11/15/13 ...................   Luxembourg            20,000             20,831
                                                                                                               -------------
                                                                                                                    57,531
                                                                                                               -------------

  COMMUNICATIONS EQUIPMENT 1.1%
  Deutsche Telekom International Finance NV, senior sub. note, 3.875%,
    7/22/08 ............................................................   Netherlands           75,000             75,984
                                                                                                               -------------

  CONSUMER DURABLES .5%
  D.R. Horton Inc., senior note, 7.875%, 8/15/11 .......................  United States          15,000             16,950
a William Lyon Homes, senior notes, 144A, 7.50%, 2/15/14 ...............  United States          20,000             20,000
                                                                                                               -------------
                                                                                                                    36,950
                                                                                                               -------------

  CONSUMER SERVICES .1%
  Station Casinos, senior sub. note, 144A, 6.50%, 2/01/14 ..............  United States           5,000              5,150
                                                                                                               -------------

  CONTAINERS & PACKAGING .2%
  Vitro Sa De Cv, 144A, 11.75%, 11/01/13 ...............................     Mexico              15,000             14,850
                                                                                                               -------------

  DIVERSIFIED FINANCIAL SERVICES 5.0%
  Bear Stearns Co., Inc., 3.00%, 3/30/06 ...............................  United States          50,000             50,737
  Core Investment Grade Bond Trust I, 4.727%, 11/30/07 .................  United States         150,000            156,971
  General Electric Capital Corp., 5.35%, 3/30/06 .......................  United States          50,000             53,352
  Household Finance Corp., 5.75%, 1/30/07 ..............................  United States          70,000             75,703
                                                                                                               -------------
                                                                                                                   336,763
                                                                                                               -------------

  DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
  France Telecom SA, senior note, 8.50%, 3/01/31 .......................     France              50,000             66,097
  Nexstar Finance Inc., senior sub. note, 144A, 7.00%, 1/15/14 .........  United States          10,000              9,950
  Sprint Capital Corp., 8.375%, 3/15/12 ................................  United States          50,000             59,101
  Telus Corp., 8.00%, 6/01/11 ..........................................     Canada              25,000             29,540
  US West Communications Inc., 6.875%, 9/15/33 .........................  United States          15,000             14,325
                                                                                                               -------------
                                                                                                                   179,013
                                                                                                               -------------

20 | Semiannual Report

Franklin Global Trust

----------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY       PRINCIPAL AMOUNT C      VALUE
----------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  ELECTRIC UTILITIES .7%
  Black Hills Corp., 6.50%, 5/15/13 ....................................  United States    $     20,000        $    20,476
  Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 ..............  United States          25,000             26,895
                                                                                                               -------------
                                                                                                                    47,371
                                                                                                               -------------

  ELECTRONIC EQUIPMENT & INSTRUMENTS .2%
  Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 .....    Singapore            15,000             15,637
                                                                                                               -------------

  ENERGY EQUIPMENT & SERVICES 1.0%
  Great Lakes Dredge & Dock, senior sub. note, 144A, 7.75%, 12/15/13 ...  United States           5,000              5,338
  Halliburton Co., 144A, 5.50%, 10/15/10 ...............................  United States          50,000             52,753
  Hanover Compressor Co., senior note, 8.625%, 12/15/10 ................  United States          10,000             10,700
                                                                                                               -------------
                                                                                                                    68,791
                                                                                                               -------------

  FINANCE 5.2%
  General Electric Capital Corp., FRN, 9/18/06 .........................  United States         120,000            120,318
  HSBC Capital Funding (euro 1), FRN, 12/31/49 ......................... Jersey Islands          50,000             63,834
  Morgan Stanley, 4.25%, 5/15/10 .......................................  United States          65,000             65,443
  National Rural Utility Finance, 6.00%, 5/15/06 .......................  United States          50,000             53,895
  Washington Mutual Inc., 4.375%, 1/15/08 ..............................  United States          50,000             51,794
                                                                                                               -------------
                                                                                                                   355,284
                                                                                                               -------------

  FOOD PRODUCTS .3%
  Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ...................  United States          20,000             21,200
                                                                                                               -------------

  HOTELS RESTAURANTS & LEISURE 1.1%
  Park Place Entertainment Corp., senior note, 8.125%, 5/15/11 .........  United States          25,000             28,375
  Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13 ..........  United States          15,000             15,375
  Tricon Global Restaurants Inc., senior note, 8.875%, 4/15/11 .........  United States          25,000             30,562
                                                                                                               -------------
                                                                                                                    74,312
                                                                                                               -------------

  INSURANCE 3.8%
  Allstate Corp., 7.20%, 12/01/09 ......................................  United States          50,000             58,656
  Berkley W R Corp., 5.125%, 9/30/10 ...................................  United States          35,000             36,111
  Highmark Inc., 144A, 6.80%, 8/15/13 ..................................  United States          50,000             54,891
  International Lease Finance Corp., 4.35%, 9/15/08 ....................  United States          50,000             51,379
  Lincoln National Corp., 5.25%, 6/15/07 ...............................  United States          50,000             53,585
                                                                                                               -------------
                                                                                                                   254,622
                                                                                                               -------------

  MACHINERY .4%
  Terex Corp., senior sub. note, 144A, 7.375%, 1/15/14 .................  United States          25,000             26,125
                                                                                                               -------------

  MEDIA 6.1%
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 .................  United States          50,000             58,125
  Comcast Cable Communications, 6.875%, 6/15/09 ........................  United States          60,000             67,962
  Dex Media Inc., senior note, 144A, 8.00%, 11/15/13 ...................  United States          10,000             10,350
  Echostar DBS Corp., senior note, 10.375%, 10/01/07 ...................  United States          10,000             10,950
  Echostar DBS Corp., senior note, 144A, 5.75%, 10/01/08 ...............  United States          45,000             45,787
  Gaylord Entertainment Co., senior note, 144A, 8.00%, 11/15/13 ........  United States          10,000             10,625

                                                          Semiannual Report | 21

Franklin Global Trust

----------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY       PRINCIPAL AMOUNT C      VALUE
----------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  MEDIA (CONT.)
  Medianews Group Inc., senior sub. note, 144A, 6.875%, 10/01/13 .......  United States    $     20,000        $    20,750
  News America Holdings Inc., 9.50%, 7/15/24 ...........................  United States          50,000             68,654
  Univision Communications Inc., senior note, 3.875%, 10/15/08 .........  United States          40,000             39,744
  Viacom Inc., 6.40%, 1/30/06 ..........................................  United States          50,000             54,089
  Young Broadcasting Inc., senior sub. note, 144A, 8.75%, 1/15/14 ......  United States          25,000             26,625
                                                                                                               -------------
                                                                                                                   413,661
                                                                                                               -------------

  METALS & MINING .6%
  INCO Ltd., 5.70%, 10/15/15 ...........................................     Canada              40,000             41,893
                                                                                                               -------------

  MULTI-UTILITIES & UNREGULATED POWER .4%
  AES Corp., senior secured note, 144A, 9.00%, 5/15/15 .................  United States          25,000             28,750
                                                                                                               -------------

  OIL & GAS 2.2%
  Conoco Funding Co., 5.45%, 10/15/06 ..................................  United States          50,000             53,652
  Valero Energy Corp., 7.50%, 4/15/32 ..................................  United States          55,000             63,445
  XTO Energy Inc., senior note, 7.50%, 4/15/12 .........................  United States          25,000             29,250
                                                                                                               -------------
                                                                                                                   146,347
                                                                                                               -------------

  PAPER & FOREST PRODUCTS .5%
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ..................  United States          30,000             33,975
                                                                                                               -------------

  PHARMACEUTICALS .6%
  Medco Health Solutions Inc., senior note, 7.25%, 8/15/13 .............  United States          35,000             39,316
                                                                                                               -------------

  REAL ESTATE .6%
  HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 .........  United States          15,000             15,562
  iStar Financial Inc., senior note, 144A, 4.875%, 1/15/09 .............  United States          25,000             25,438
                                                                                                               -------------
                                                                                                                    41,000
                                                                                                               -------------

  TOBACCO 1.0%
  Altria Group Inc., 7.00%, 11/04/13 ...................................  United States          60,000             65,401
                                                                                                               -------------

  WIRELESS TELECOMMUNICATION SERVICES .2%
  Nextel Communications Inc., senior note, 9.375%, 11/15/09 ............  United States          10,000             10,863
                                                                                                               -------------
  TOTAL BONDS (COST $2,855,053) ........................................                                         2,931,855
                                                                                                               -------------

  MORTGAGE-BACKED SECURITIES 34.8%
a FNMA, 5.00%, 2/01/18 .................................................  United States         170,000            173,772
a FNMA, 5.50%, 2/15/19 .................................................  United States         670,000            695,125
a FNMA, 5.50%, 2/01/33 .................................................  United States         674,000            686,005
a FNMA, 6.50%, 2/01/29 .................................................  United States         370,000            388,269
  FNMA, 6.50%, 8/01/31 .................................................  United States          44,545             46,916
  FNMA, 6.50%, 9/01/32 .................................................  United States         126,644            132,941
  FNMA, 6.50%, 11/01/32 ................................................  United States          64,212             67,405
a GNMA, SF, 6.00%, 2/01/30 .............................................  United States         160,000            166,900
                                                                                                               -------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $2,364,515) ...................                                         2,357,333
                                                                                                               -------------

22 | Semiannual Report

Franklin Global Trust

----------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY       PRINCIPAL AMOUNT C      VALUE
----------------------------------------------------------------------------------------------------------------------------
  OTHER MORTGAGES/ASSET BACKED SECURITIES 9.8%

  CONSUMER FINANCE 2.7%
a Ameriquest Mortgage Securities Inc, FRN, 2/25/34 .....................  United States    $    110,000        $   110,000
  Countrywide Home Loan, FRN, 11/25/33 .................................  United States          71,261             70,844
                                                                                                               -------------
                                                                                                                   180,844
                                                                                                               -------------

  DIVERSIFIED FINANCIAL SERVICES 3.6%
  Fleet Credit Card Master Trust, FRN, 10/15/07 ........................  United States         100,000            100,038
  Sequoia Mortgage Trust, 12, A, FRN, 1/20/33 ..........................  United States         143,343            143,866
                                                                                                               -------------
                                                                                                                   243,904
                                                                                                               -------------

  FINANCE 2.2%
  Countrywide Asset-Backed Certificates, 2004-SD1, A1, 144A, FRN,
    6/25/33 ............................................................  United States          80,000             80,000
  Merrill Lynch Mortgage Investors Inc., FRN, 3/25/28 ..................  United States          72,411             72,755
                                                                                                               -------------
                                                                                                                   152,755
                                                                                                               -------------

  GOVERNMENT BONDS 1.3%
  SLM Student Loan Trust, 2002-3, A4, FRN, 10/25/16 ....................  United States          90,000             90,263
                                                                                                               -------------
  TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $667,690) ........                                           667,766
                                                                                                               -------------

  FOREIGN GOVERNMENT AND AGENCY SECURITIES 12.6%
  Bundesrepublik Deutschland Brd, 5.25%, 1/04/11 .......................     Germany            120,000 EUR        161,374
  Export-Import Bank Japan, 2.875%, 7/28/05 ............................      Japan          30,000,000 JPY        295,564
  French Oat, 8.50%, 4/25/23 ...........................................     France              70,000 EUR        127,462
  Government of Mexico, 9.00%, 12/20/12 ................................     Mexico             690,400 MXN         65,903
  Kingdom of Norway, 5.75%, 11/30/04 ...................................     Norway             550,000 NOK         80,715
  Republic of Brazil, 8.25%, 1/20/34 ...................................     Brazil              20,000             17,600
  United Kingdom, 7.50%, 12/07/06 ...................................... United Kingdom          55,000 GBP        107,786
                                                                                                               -------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $830,886) .......                                           856,404
                                                                                                               -------------

                                                          Semiannual Report | 23

Franklin Global Trust

----------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY       PRINCIPAL AMOUNT C      VALUE
----------------------------------------------------------------------------------------------------------------------------
  MUNICIPAL BONDS (COST $65,806) 1.0%

  Tobacco Settlement Financing Corp, 6.375%, 6/01/32 ...................  United States    $     70,000        $    67,292
                                                                                                               -------------

  U.S. GOVERNMENT SECURITIES 4.0%
  U.S. Treasury Note, 5.00%, 2/15/11 ...................................  United States          26,000             28,096
  U.S. Treasury Note, 5.625%, 5/15/08 ..................................  United States         178,000            197,532
  U.S. Treasury Note, 7.00%, 7/15/06 ...................................  United States          40,000             44,704
                                                                                                               -------------
  TOTAL U.S. GOVERNMENT SECURITIES (COST $268,418) .....................                                           270,332
                                                                                                               -------------

                                                                                             -------------
                                                                                                SHARES
                                                                                             -------------

  PREFERRED STOCKS 1.9%
  BANKS .5%
  Royal Bank of Scotland PLC, 5.75%, pfd. .............................. United Kingdom           1,373             33,954
                                                                                                               -------------

  COMMUNICATIONS EQUIPMENT 1.2%
  Centaur Funding Corp., 9.08%, pfd. ...................................  United States              63             80,621
                                                                                                               -------------

  MEDIA .2%
  Newscorp Overseas, pfd. .............................................. Cayman Islands             500             12,425
                                                                                                               -------------

  TOTAL PREFERRED STOCKS (COST $118,837) ...............................                                           127,000
                                                                                                               -------------

  TOTAL LONG TERM INVESTMENTS (COST $7,171,205) ........................                                         7,277,982
                                                                                                               -------------

  SHORT TERM INVESTMENT (COST $1,612,531) 23.8%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ........  United States       1,612,531          1,612,531
                                                                                                               -------------

  TOTAL INVESTMENTS (COST $8,783,736) 131.2% ...........................                                         8,890,513
  OTHER ASSETS, LESS LIABILITIES (31.2)% ...............................                                        (2,116,632)
                                                                                                               -------------

  NET ASSETS 100.0% ....................................................                                       $ 6,773,881
                                                                                                               =============

CURRENCY ABBREVIATIONS | EUR - Euro | GBP - British Pound | JPY - Japanese Yen
                         MXN - Mexican Peso | NOK - Norwegian Krone

PORTFOLIO ABBREVIATION | FRN - Floating Rate Note


a See Note 1(c) regarding securities purchased on a delayed delivery or to-be-
  announced basis.
b See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
c The principal amount is stated in U.S. dollars unless otherwise indicated.


24 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

                                                           ----------------------------
                                                             SIX MONTHS      PERIOD
                                                                ENDED         ENDED
                                                             JANUARY 31,    JULY 31,
                                                                2004         2003 D
                                                            (UNAUDITED)
                                                           ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................    $12.06        $10.00
                                                           ----------------------------

Income from investment operations:

 Net investment income (loss) a ...........................      (.01)          .07

 Net realized and unrealized gains (losses) ...............      4.54          2.02
                                                           ----------------------------

Total from investment operations ..........................      4.53          2.09
                                                           ----------------------------

Less distributions from:

 Net investment income ....................................      (.08)         (.03)

 Net realized gains .......................................      (.37)           --
                                                           ----------------------------

Total distributions .......................................      (.45)         (.03)
                                                           ----------------------------

Net asset value, end of period ............................    $16.14        $12.06
                                                           ============================


Total return b ............................................    38.01%        20.92%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................    $7,859        $2,411

Ratios to average net assets:

 Expenses .................................................      .95% c        .75% e,f

 Expenses excluding waiver and payments by affiliate ......     2.12% c       5.06% e

 Net investment income (loss) .............................    (.13)% c        .65% e

Portfolio turnover rate ...................................    44.60%       126.43%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period October 15, 2002 (effective date) to July 31, 2003. e Not annualized.
f The fund's expenses are capped at .95% on an annualized basis.

                     Semiannual Report | See notes to financial statements. | 25

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                          COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 96.9%

  AUTO COMPONENTS 2.8%
  Nokian Renkaat Oyj ......................................................     Finland             1,290      $   104,167
  Stanley Electric Co., Ltd. ..............................................      Japan              6,000          111,894
                                                                                                               -------------
                                                                                                                   216,061
                                                                                                               -------------

  BIOTECHNOLOGY 1.4%
a Actelion Ltd. ...........................................................   Switzerland           1,000          110,084
                                                                                                               -------------

  CHEMICALS 3.0%
  Chugoku Marine Paints Ltd. ..............................................      Japan             22,000          124,705
  NOF Corp. ...............................................................      Japan             27,000          111,214
                                                                                                               -------------
                                                                                                                   235,919
                                                                                                               -------------

  COMMERCIAL BANKS 1.4%
  CITIC International Financial Holdings Ltd. .............................    Hong Kong          205,000          110,742
                                                                                                               -------------

  COMMERCIAL SERVICES & SUPPLIES 1.5%
  Vedior NV ...............................................................   Netherlands           6,730          114,541
                                                                                                               -------------

  COMMUNICATIONS EQUIPMENT 4.8%
a Spirent PLC ............................................................. United Kingdom         94,000          134,743
a Tandberg ASA ............................................................     Norway             14,620          131,872
a Tandberg Television ASA .................................................     Norway             21,000          106,614
                                                                                                               -------------
                                                                                                                   373,229
                                                                                                               -------------

  COMPUTERS & PERIPHERALS 1.7%
a Gemplus International SA ................................................     France             50,360          130,755
                                                                                                               -------------

  CONTAINERS & PACKAGING 1.7%
  Goodpack Ltd. ...........................................................    Singapore          218,000          136,342
                                                                                                               -------------

  DIVERSIFIED FINANCIAL SERVICES 3.3%
  Awd Holdings AG .........................................................     Germany             3,060          102,715
  Depfa Bank PLC .......................................................... Irish Republic          1,100          160,362
                                                                                                               -------------
                                                                                                                   263,077
                                                                                                               -------------

  DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
a Index Corp. .............................................................      Japan                 16          108,077
a Song Networks Holding AB ................................................     Sweden             13,000          129,802
                                                                                                               -------------
                                                                                                                   237,879
                                                                                                               -------------

  ELECTRICAL EQUIPMENT 2.8%
  Gamesa Corporation Technologica SA ......................................      Spain              3,100          110,489
  Ushio Inc. ..............................................................      Japan              6,000          109,230
                                                                                                               -------------
                                                                                                                   219,719
                                                                                                               -------------

  ELECTRONIC EQUIPMENT & INSTRUMENTS 8.2%
  Barco NV ................................................................     Belgium             1,325          118,104
a Bookham Technology PLC .................................................. United Kingdom         43,000          135,799
  Koha Co., Ltd ...........................................................      Japan              2,700           97,695
a Kudelski SA .............................................................   Switzerland           2,770           93,952
  Sekonix Co., Ltd. .......................................................   South Korea           3,985           78,104
  Unisteel Technology Ltd. ................................................    Singapore          140,000          117,296
                                                                                                               -------------
                                                                                                                   640,950
                                                                                                               -------------

26 | Semiannual Report

Franklin Global Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                          COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  HEALTH CARE EQUIPMENT & SUPPLIES 7.4%
  Getinge AB, B ...........................................................     Sweden             12,880      $   122,521
  Moulin International Holdings Ltd. ......................................    Hong Kong          156,000          113,366
  Nakanishi Inc. ..........................................................      Japan              2,000          104,865
  Phonak Holding AG .......................................................   Switzerland           4,800          114,440
a Topcon Corp. ............................................................      Japan             13,000          129,325
                                                                                                               -------------
                                                                                                                   584,517
                                                                                                               -------------

  HOTELS RESTAURANTS & LEISURE 1.5%
  Kuoni Reisen Holding AG, B ..............................................   Switzerland             320          118,058
                                                                                                               -------------

  HOUSEHOLD DURABLES 4.0%
  Merloni Elettrodomestici SpA ............................................      Italy              5,800          104,189
  Techtronic Industries Co. Ltd. ..........................................    Hong Kong           32,000           89,520
  Yokowo Co., Ltd. ........................................................      Japan              7,800          116,650
                                                                                                               -------------
                                                                                                                   310,359
                                                                                                               -------------

  INSURANCE 1.5%
a Topdanmark AS ...........................................................     Denmark             2,080          117,240
                                                                                                               -------------

  INTERNET SOFTWARE & SERVICES 4.1%
a Access Co., Ltd. ........................................................      Japan                  2          120,926
a Freenet.de AG ...........................................................     Germany             1,340          107,705
  United Internet AG ......................................................     Germany             3,754           92,805
                                                                                                               -------------
                                                                                                                   321,436
                                                                                                               -------------

  IT SERVICES 3.0%
a Atos Origin .............................................................     France              2,000          131,684
a TietoEnator Oyj .........................................................     Finland             3,680          107,205
                                                                                                               -------------
                                                                                                                   238,889
                                                                                                               -------------

  LEISURE EQUIPMENT & PRODUCTS 2.6%
  Beneteau ................................................................     France              1,700          109,714
  Tamron Co., Ltd. ........................................................      Japan              2,000           98,252
                                                                                                               -------------
                                                                                                                   207,966
                                                                                                               -------------

  MACHINERY 11.4%
  Arrk Corp. ..............................................................      Japan              1,700          117,723
  Chen Hsong Holdings Ltd. ................................................    Hong Kong          160,000          120,389
  Fong's Industries Co., Ltd. .............................................    Hong Kong          138,000          124,248
  Harmonic Drive Systems Inc. .............................................      Japan                 15          112,801
a Makino Milling Machine Co. ..............................................      Japan             20,000          113,557
  Nippon Thompson Co. .....................................................      Japan             15,000          100,756
  Sumitomo Special Metals Co., Ltd. .......................................      Japan              8,000          109,816
  Tomra Systems ASA .......................................................     Norway             15,240           97,366
                                                                                                               -------------
                                                                                                                   896,656
                                                                                                               -------------

  MEDIA 3.8%
  Aegis Group PLC ......................................................... United Kingdom         55,000          108,623
  Gruppo Editoriale L'Espresso SpA ........................................      Italy             16,880          101,075
a Modern Times Group AB ...................................................     Sweden              4,300           88,770
                                                                                                               -------------
                                                                                                                   298,468
                                                                                                               -------------

                                                          Semiannual Report | 27

Franklin Global Trust

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                          COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  MULTILINE RETAIL 2.0%
a Mothercare PLC .......................................................... United Kingdom         23,500      $   159,339
                                                                                                               -------------

  SOFTWARE 4.5%
a Business Objects SA .....................................................     France              3,108          105,638
  Dassault Systemes SA ....................................................     France              2,470          108,931
a Telelogic AB ............................................................     Sweden             60,000          136,818
                                                                                                               -------------
                                                                                                                   351,387
                                                                                                               -------------

  SPECIALTY RETAIL 11.7%
a Charles Vogele Holding AG ...............................................   Switzerland           1,940          137,912
  Germanos SA .............................................................     Greece              4,000          105,943
a Hellenic Duty Free Shops SA, 144A .......................................     Greece              4,400           93,470
  Nitori Co., Ltd. ........................................................      Japan              1,500          104,865
  Point Inc. ..............................................................      Japan              4,800          153,727
  Sanei-International Co., Ltd.                                                  Japan              3,800          109,495
  Travis Perkins PLC ...................................................... United Kingdom          4,600          110,776
  USS Co., Ltd. ...........................................................      Japan              1,500          101,464
                                                                                                               -------------
                                                                                                                   917,652
                                                                                                               -------------

  TEXTILES, APPAREL & LUXURY GOODS 2.3%
  Bulgari SpA .............................................................      Italy             11,000           94,290
  Burberry Group PLC ...................................................... United Kingdom         14,000           88,682
                                                                                                               -------------
                                                                                                                   182,972
                                                                                                               -------------

  WIRELESS TELECOMMUNICATION SERVICES 1.5%
a Mobistar SA .............................................................     Belgium             1,913          120,727
                                                                                                               -------------

  TOTAL COMMON STOCKS (COST $5,627,448) ...................................                                      7,614,964
                                                                                                               -------------

                                                                                            ----------------
                                                                                            PRINCIPAL AMOUNT
                                                                                            ----------------
  SHORT TERM INVESTMENT (COST $145,000) 1.8%
  Danske Bank AS, 1.00%, 2/02/04 (Maturity Value $145,012) ................  United States   $    145,000          145,000
                                                                                                               -------------

  TOTAL INVESTMENTS (COST $5,772,448) 98.7%                                                                      7,759,964
  OTHER ASSETS, LESS LIABILITIES 1.3% .....................................                                         99,449
                                                                                                               -------------

  NET ASSETS 100.0% .......................................................                                    $ 7,859,413
                                                                                                               =============

a Non-income producing.

28 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2004 (unaudited)

                                                                        ----------------------------------------------------
                                                                                                             FRANKLIN
                                                                           FIDUCIARY       FIDUCIARY       INTERNATIONAL
                                                                          CORE FIXED    CORE PLUS FIXED  SMALLER COMPANIES
                                                                          INCOME FUND     INCOME FUND       GROWTH FUND
                                                                        ----------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................................  $ 18,725,440      $ 8,783,736         $ 5,772,448
                                                                        ====================================================
  Value ...............................................................    18,903,728        8,890,513           7,759,964
 Cash .................................................................       420,142            7,946              12,202
 Foreign currency, at value (Cost $3,221) .............................            --               --               2,717
 Receivables:
  Investment securities sold ..........................................     1,212,882          766,074              84,765
  Dividends and interest ..............................................       146,208           73,826               2,901
  Affiliates ..........................................................            --               --              20,496
 Offering costs (Note 1h) .............................................        26,586           24,692                  --
 Unrealized gain on forward exchange contracts (Note 6) ...............            --            7,244                  --
 Other assets .........................................................            --           33,366                  --
                                                                        ----------------------------------------------------
      Total assets ....................................................    20,709,546        9,803,661           7,883,045
                                                                        ----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................     5,720,393        3,014,727                  --
  Affiliates ..........................................................             3                4                  --
  Professional fees ...................................................         7,280            7,960              23,551
 Other liabilities ....................................................        21,958            7,089                  81
                                                                        ----------------------------------------------------
      Total liabilities ...............................................     5,749,634        3,029,780              23,632
                                                                        ----------------------------------------------------
       Net assets, at value ...........................................  $ 14,959,912      $ 6,773,881         $ 7,859,413
                                                                        ====================================================
Net assets consist of:
 Undistributed net investment income ..................................  $    (17,918)     $   (43,408)        $   (20,120)
 Net unrealized appreciation (depreciation) ...........................       178,288          114,878           1,987,229
 Accumulated net realized gain (loss) .................................        99,432           63,223             123,939
 Capital shares .......................................................    14,700,110        6,639,188           5,768,365
                                                                        ----------------------------------------------------
       Net assets, at value ...........................................  $ 14,959,912      $ 6,773,881         $ 7,859,413
                                                                        ====================================================
 Shares outstanding ...................................................     1,452,572          654,877             487,034
                                                                        ====================================================
 Net asset value and maximum offering price per share .................        $10.30           $10.34              $16.14
                                                                        ====================================================

                     Semiannual Report | See notes to financial statements. | 29

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2004 (unaudited)

                                                                ------------------------------------------------------------
                                                                                                         FRANKLIN
                                                                FIDUCIARY             FIDUCIARY        INTERNATIONAL
                                                                   CORE               CORE PLUS      SMALLER COMPANIES
                                                            FIXED INCOME FUND B  FIXED INCOME FUND C    GROWTH FUND
                                                            ------------------------------------------------------------
Investment income a:
 Dividends .................................................      $   7,252           $   4,938         $    23,563
 Interest ..................................................        163,971              81,999                 893
                                                            ------------------------------------------------------------
      Total investment income ..............................        171,223              86,937              24,456
                                                            ------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................         13,354               6,410              22,180
 Administrative fees (Note 3) ..............................         11,049               5,437               5,914
 Transfer agent fees (Note 3) ..............................             80                  81                  98
 Custodian fees ............................................            400                 502                 491
 Reports to shareholders ...................................            440                 551                  85
 Registration and filing fees ..............................             --                  --               5,211
 Amortization of offering costs (Note 1h) ..................         22,914              24,808               8,522
 Professional fees .........................................          8,153               8,779              17,908
 Other .....................................................            169                 447               2,542
                                                            ------------------------------------------------------------
      Total expenses .......................................         56,559              47,015              62,951
      Expenses waived/paid by affiliate (Note 3) ...........        (31,456)            (35,476)            (34,691)
                                                            ------------------------------------------------------------
       Net expenses ........................................         25,103              11,539              28,260
                                                            ------------------------------------------------------------
        Net investment income (loss) .......................        146,120              75,398              (3,804)
                                                            ------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................        157,979             106,221             260,726
  Foreign currency transactions ............................             --                (822)              1,017
                                                            ------------------------------------------------------------
       Net realized gain (loss) ............................        157,979             105,399             261,743
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................        178,288             114,021           1,612,597
  Translation of assets and liabilities
    denominated in foreign currencies ......................             --                 857              (1,378)
                                                            ------------------------------------------------------------
       Net unrealized appreciation (depreciation) ..........        178,288             114,878           1,611,219
                                                            ------------------------------------------------------------
Net realized and unrealized gain (loss) ....................        336,267             220,277           1,872,962
                                                            ------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations .........................................       $482,387            $295,675          $1,869,158
                                                            ============================================================

a Net of foreign taxes of $2,809 for the Franklin International Smaller
  Companies Growth Fund.
b For the period August 29, 2003 (commencement date) to January 31, 2004. c For the period August 4, 2003 (commencement date) to January 31, 2004.

30 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended January 31, 2004 (unaudited) and the year ended July 31, 2003

                                           ---------------------------------------------------------------------------------
                                                  FIDUCIARY            FIDUCIARY                FRANKLIN INTERNATIONAL
                                                     CORE              CORE PLUS                   SMALLER COMPANIES
                                               FIXED INCOME FUND   FIXED INCOME FUND                  GROWTH FUND
                                           ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED    SIX MONTHS ENDED       SIX MONTHS ENDED    YEAR ENDED
                                               JANUARY 31, 2004 A  JANUARY 31, 2004 B      JANUARY 31, 2004  JULY 31, 2003 C
                                           ---------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............       $     146,120        $     75,398            $    (3,804)   $    13,534
  Net realized gain (loss) from investments
 and foreign currency transactions .........             157,979             105,399                261,743         28,928
  Net unrealized appreciation (depreciation)
 on investments and translation of assets
 and liabilities denominated in foreign
 currencies ................................             178,288             114,878              1,611,219        376,010
                                           ---------------------------------------------------------------------------------
      Net increase (decrease) in net assets
         resulting from operations .........             482,387             295,675              1,869,158        418,472
 Distributions to shareholders from:
  Net investment income ....................            (164,038)           (118,806)               (34,278)        (6,980)
  Net realized gains .......................             (58,547)            (42,176)              (162,929)            --
                                           ---------------------------------------------------------------------------------
 Total distributions to shareholders .......            (222,585)           (160,982)              (197,207)        (6,980)
 Capital share transactions (Note 2) .......          14,700,110           6,639,188              3,775,970      2,000,000
                                           ---------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets ......................          14,959,912           6,773,881              5,447,921      2,411,492
Net assets:
 Beginning of period .......................                  --                  --              2,411,492             --
                                           ---------------------------------------------------------------------------------
 End of period .............................       $  14,959,912        $  6,773,881            $ 7,859,413    $ 2,411,492
                                           =================================================================================
Undistributed net investment income included
 in net assets:
  End of period ............................       $     (17,918)       $    (43,408)           $   (20,120)   $    17,962
                                           =================================================================================

a For the period August 29, 2003 (commencement date) to January 31, 2004. b For the period August 4, 2003 (commencement date) to January 31, 2004. c For the period October 15, 2002 (effective date) to July 31, 2003.

                     Semiannual Report | See notes to financial statements. | 31

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of nine separate series. All funds included in this report (the Funds) are diversified. The investment objectives of the Funds included in this report are:

---------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                      LONG-TERM CAPITAL APPRECIATION
---------------------------------------------------------------------------------------------------------
  Fiduciary Core Fixed Income Fund                  Franklin International Smaller Companies Growth Fund
  Fiduciary Core Plus Fixed Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S dollars based on the exchange rate of such currencies against U.S dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

32 | Semiannual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A DELAYED DELIVERY OR TBA BASIS

Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund may purchase securities on a delayed delivery or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

Fiduciary Core Plus Fixed Income Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. MORTGAGE DOLLAR ROLLS

Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Funds and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

F. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                          Semiannual Report | 33

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

34 | Semiannual Report

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

-----------------------------------------------------------------------------------------------------
                                                    FIDUCIARY CORE            FIDUCIARY CORE
                                                  FIXED INCOME FUND A     PLUS FIXED INCOME FUND B
-----------------------------------------------------------------------------------------------------
                                                SHARES        AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------
Six months ended January 31, 2004
 Shares sold ................................. 1,818,998   $ 18,443,008    642,762   $ 6,515,816
 Shares issued in reinvestment of
 distributions ...............................    10,151        103,333     13,891       141,825
 Shares redeemed .............................  (376,577)    (3,846,231)    (1,776)      (18,453)
                                              -------------------------------------------------------
 Net increase (decrease) ..................... 1,452,572   $ 14,700,110    654,877   $ 6,639,188
                                              =======================================================

------------------------------------------------------------------------
                                                      FRANKLIN
                                                INTERNATIONAL SMALLER
                                                COMPANIES GROWTH FUND
------------------------------------------------------------------------
                                                SHARES        AMOUNT
------------------------------------------------------------------------
Six months ended January 31, 2004
 Shares sold ..................................  280,994   $ 3,687,000
 Shares issued in reinvestment of
 distributions ................................    6,040        88,970
                                               -------------------------
 Net increase (decrease) ......................  287,034   $ 3,775,970
                                               =========================
Year ended July 31, 2003c
 Shares sold ..................................  200,000   $ 2,000,000
                                               -------------------------
 Net increase (decrease) ......................  200,000   $ 2,000,000
                                               =========================

a For the period August 29, 2003 (commencement date) to January 31, 2004. b For the period August 4, 2003 (commencement date) to January 31, 2004. c For the period October 15, 2002 (effective date) to July 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and trustees of the following entities:

-------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
-------------------------------------------------------------------------------------
  Fiduciary International Inc. (Fiduciary)                      Investment manager
  Franklin Advisers Inc. (Advisers)                             Investment manager
  Franklin Templeton Services LLC (FT Services)                 Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)           Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)  Transfer agent

Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund pay an investment management fee to Fiduciary of .30% per year of the average daily net assets of the Funds.

                                                          Semiannual Report | 35

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Franklin International Smaller Companies Growth Fund pays an investment management fee to Advisers of .75% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Fiduciary, an affiliate of Advisers, provides subadvisory services to Franklin International Smaller Companies Growth Fund and receives from Advisers fees based on the average daily net assets of the Fund.

The Funds pay an administrative fee to FT Services based on .20% on the Funds' average daily net assets.

Fiduciary, Advisers and FT Services agreed in advance to waive their respective fees and assume payment of other expenses through July 31, 2004, as noted in the Statement of Operations.

The Funds paid transfer agent fees as noted in the Statement of Operations, of which the following amounts were paid to Investor Services:

                         ---------------------------------------------------
                            FIDUCIARY      FIDUCIARY        FRANKLIN
                              CORE         CORE PLUS      INTERNATIONAL
                          FIXED INCOME   FIXED INCOME   SMALLER COMPANIES
                              FUND           FUND          GROWTH FUND
                         ---------------------------------------------------
Transfer agent fees .....           $9            $16               $18

At January 31, 2004, Franklin Resources, Inc. owned 41% of the Franklin International Smaller Companies Growth Fund.


4. INCOME TAXES

At July 31, 2003 the Franklin International Smaller Companies Growth Fund had deferred currency losses occurring subsequent to October 31, 2002 of $278. For tax purposes, such losses will be reflected in the year ending July 31, 2004.

At January 31, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                           ---------------------------------------------------
                               FIDUCIARY      FIDUCIARY        FRANKLIN
                                 CORE         CORE PLUS      INTERNATIONAL
                             FIXED INCOME   FIXED INCOME   SMALLER COMPANIES
                                 FUND           FUND          GROWTH FUND
                           ---------------------------------------------------
Cost of investments .......  $ 18,752,331    $ 8,797,282      $ 5,772,448
                           ===================================================
Unrealized appreciation ...  $    174,157    $   127,070      $ 2,034,315
Unrealized depreciation ...       (22,760)       (33,839)         (46,799)
                           ---------------------------------------------------
Net unrealized appreciation
  (depreciation) ..........  $    151,397    $    93,231      $ 1,987,516
                           ===================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, offering costs, and bond discounts and premiums.

36 | Semiannual Report

Franklin Global Trust

4. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended January 31, 2004 were as follows:

                   --------------------------------------------------
                     FIDUCIARY      FIDUCIARY        FRANKLIN
                       CORE         CORE PLUS      INTERNATIONAL
                   FIXED INCOME   FIXED INCOME   SMALLER COMPANIES
                       FUND           FUND          GROWTH FUND
                   --------------------------------------------------
Purchases ........ $ 40,729,321   $16,692,081           $5,904,759
Sales ............ $ 25,758,205   $13,565,636           $2,504,534


6. FORWARD CURRENCY CONTRACTS

At January 31, 2004, Fiduciary Core Plus Fixed Income Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

--------------------------------------------------------------------------------
                                           IN      SETTLEMENT     UNREALIZED
  CONTRACTS TO BUY:                   EXCHANGE FOR    DATE        GAIN (LOSS)
--------------------------------------------------------------------------------
     12,500,000  Japanese Yen     U.S.   $118,066    2/27/04    U.S.   $ 123
                                         ========                      ======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           IN        SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL:                   EXCHANGE FOR     DATE        GAIN (LOSS)
--------------------------------------------------------------------------------
    12,500,000   Japanese Yen ..... U.S. $  118,538    2/27/04    U.S. $   349
       107,000   Euros ............         135,997    3/15/04           3,243
        70,000   Euros ............          88,932    3/15/04           2,083
        45,000   Euros ............          55,961    3/15/04             129
        60,000   Euros ............          75,758    3/15/04           1,317
                                         ----------                    -------
                                    U.S. $  475,186                      7,121
                                         ==========                    =======
 Unrealized gain on offsetting forward exchange contracts ......           472
                                                                       -------
  Unrealized gain on forward exchange contracts ................         6,772
                                                                       -------
   Unrealized gain on forward exchange contracts ...............  U.S. $ 7,244
                                                                       =======

                                                          Semiannual Report | 37

Franklin Global Trust

7. CREDIT RISK

Fiduciary Core Plus Fixed Income Fund has 7.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Funds earned dividend income from investment in the Sweep Money Fund for the period ended January 31, 2004, as follows:

                             ---------------------------------------
                              FIDUCIARY CORE    FIDUCIARY CORE PLUS
                             FIXED INCOME FUND   FIXED INCOME FUND
                             ---------------------------------------
Dividend income .............           $7,252              $3,599


9. CONCENTRATIONS

From time to time the Funds may have a concentration of a few shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At January 31, 2004, Fiduciary Core Fixed Income Fund had one unaffiliated shareholder holding 58% of the fund's outstanding shares. Fiduciary Core Plus Fixed Income Fund had one unaffiliated shareholder holding 78% of the fund's outstanding shares. Franklin International Smaller Companies Growth Fund had one affiliated shareholder holding 41% of the fund's outstanding shares, as disclosed in the Transactions with Affiliates footnote 3.


10. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

38 | Semiannual Report

Franklin Global Trust

10. REGULATORY MATTERS (CONTINUED)


The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class actions related to the matter described above. The Funds' management believes that the claims made in the lawsuit are without merit and they intend to defend vigorously against the allegations. It is anticipated that the Funds may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds' investment adviser relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Funds' management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Funds or their shareholders whole, as appropriate.

                                                          Semiannual Report | 39

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)


At July 31, 2003 more than 50% of the Franklin International Smaller Companies Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 12, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends, and Adjusted Foreign Source Income as designated by the Fund, to its shareholders. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

------------------------------------------------------------------------------------------
                                                                             ADJUSTED
                    FOREIGN TAX    FOREIGN SOURCE    FOREIGN QUALIFIED    FOREIGN SOURCE
  COUNTRY         PAID PER SHARE  INCOME PER SHARE  DIVIDENDS PER SHARE  INCOME PER SHARE
------------------------------------------------------------------------------------------
  Australia ........  0.0002           0.0035              0.0021             0.0023
  Belgium ..........  0.0004           0.0023              0.0023             0.0010
  Finland ..........  0.0005           0.0029              0.0029             0.0012
  France ...........  0.0006           0.0033              0.0033             0.0014
  Germany ..........  0.0008           0.0045              0.0045             0.0019
  Greece ...........  0.0000           0.0064              0.0064             0.0027
  Hong Kong ........  0.0000           0.0055              0.0000             0.0055
  Ireland ..........  0.0000           0.0013              0.0013             0.0006
  Italy ............  0.0010           0.0060              0.0060             0.0026
  Japan ............  0.0007           0.0039              0.0037             0.0018
  Netherlands ......  0.0003           0.0015              0.0015             0.0006
  Spain ............  0.0010           0.0066              0.0053             0.0036
  Sweden ...........  0.0005           0.0035              0.0033             0.0016
  Switzerland ......  0.0001           0.0006              0.0006             0.0003
  United Kingdom ...  0.0009           0.0075              0.0067             0.0037
                    ----------------------------------------------------------------------
  TOTAL ............ $0.0070          $0.0593             $0.0499            $0.0308
                    ======================================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

40 | Semiannual Report

Franklin Global Trust

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV was reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.

                                                          Semiannual Report | 41

Franklin Global Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1(954)847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

42 | Semiannual Report

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
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

     [GRAPHIC OMITTED]                 FRANKLIN TEMPLETON INSTITUTIONAL
  FRANKLIN(R) TEMPLETON(R)             600 Fifth Avenue
       INSTITUTIONAL                   New York, NY 10020
                                       FRANKLINTEMPLETONINSTITUTIONAL.COM




SEMIANNUAL REPORT

FIDUCIARY CORE FIXED INCOME FUND
FIDUCIARY CORE PLUS FIXED INCOME FUND

INVESTMENT MANAGER
Fiduciary International, Inc.

SEMIANNUAL REPORT
FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1(800)321-8563
franklintempletoninstitutional.com

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1(800)321-8563

This report must be preceded or accompanied by the current Fiduciary Core Fixed Income Fund, Fiduciary Core Plus Fixed Income Fund, and Franklin International Smaller Companies Growth Fund prospectus, which contains more complete information including charges, expenses, and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FGT2 S2004 03/04









                                                          JANUARY 31, 2004


                                                          Franklin Global
                                                          Aggressive Growth Fund

                                                          Franklin Global
                                                          Growth Fund



[GRAPHIC OMITTED]
MAN WALKING

--------------------------------------------------------------------------------
         SEMIANNUAL REPORT AND SHAREHOLDER LETTER             GLOBAL
--------------------------------------------------------------------------------


                              Franklin Global Trust

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                                                       Want to receive
                                                       this document
                                                       FASTER via email?
                                                       Eligible shareholders can
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                                   BUILDINGS

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                      FRANKLIN TEMPLETON INVESTMENTS LOGO

                      Franklin o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                  CAMPUS PHOTO

--------------------------------------------------------------------------------
Not part of the semiannual report

                               Contents

SHAREHOLDER LETTER ..............................    1

SEMIANNUAL REPORT
Franklin Global Aggressive Growth Fund ..........    3

Franklin Global Growth Fund .....................    9

Financial Highlights and
Statements of Investments .......................   15

Financial Statements ............................   31

Notes to Financial Statements ...................   35

Proxy Voting Policies and Procedures ............   43


--------------------------------------------------------------------------------

Semiannual Report


Franklin Global
Aggressive Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Global Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in securities of companies located around the world that demonstrate accelerating growth, increasing profitability, or above-average growth or growth potential.

[PIE CHART GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

--------------------------------------------------------------------------------
Geographic Distribution
Franklin Global Aggressive Growth Fund
Based on Total Net Assets as of 1/31/04

North America ..............................  46.0%
Asia .......................................  21.6%
Europe .....................................  18.6%
Australia & New Zealand ....................   1.4%
Latin America ..............................   1.1%
Short-Term Investments & Other Net Assets ..  11.3%
--------------------------------------------------------------------------------

We are pleased to bring you this semiannual report for Franklin Global Aggressive Growth Fund, covering the six months ended January 31, 2004.

PERFORMANCE OVERVIEW

For the period under review, Franklin Global Aggressive Growth Fund - Class A posted a +18.36% cumulative total return, as shown in the Performance Summary beginning on page 7. The Fund's Class A shares slightly outperformed the benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which returned 17.99% for the same period.1


1. Source: Standard & Poor's Micropal. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of growth-oriented equity securities from global developed markets. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI World Index into each a value and a growth index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                          Semiannual Report  | 3

ECONOMIC AND MARKET OVERVIEW

During the six months under review, global equity markets rallied to produce the strongest annual total returns since 1986. The rally's main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring, and more than two years of declining equity valuations that created potential opportunities in Asia, Europe and emerging markets.

In many countries, including the U.S., China and Japan, gross domestic product
(GDP) growth accelerated in 2003. In the U.S., GDP grew at annualized rates of 8.2% in the third quarter and 4.1% in the fourth quarter. Industrial production increased in the U.S., China, Japan and South Korea in the second half of the year, as did consumer sentiment in the U.S. and Germany, and business sentiment in the U.S., Australia, Germany and Japan. In short, a synchronized global economic recovery gained momentum in the second half of 2003.

Commodity prices rose in 2003, in part due to greater demand in China. On January 31, 2004, contracts for metals were anywhere from 13% to 40% higher than six months before.2 Such agricultural commodities as soybeans gained nearly 60%.2 Despite rising commodities prices, global inflation remained subdued.

In 2003, the value of the U.S. dollar fell against most major currencies, including a 10% decline versus the euro for the period under review.3 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro.

For the six months ended January 31, 2004, smaller companies in the U.S., as measured by the Russell 2000(R) Index's 22.67% gain, outperformed larger companies, as measured by the Russell 1000(R) Index's 15.52% rise.4 In international markets the same was true, as the S&P/Citigroup EPAC (Europe, Pacific and Asian Countries) Extended Market Index (EMI) returned 30.88% compared with 25.44% for the MSCI Europe Australasia Far East (EAFE) Index.5 In addition, North America's large capitalization markets underperformed as measured by the MSCI World (includes North America) and MSCI EAFE (excludes North America)


2. Sources: Reuters, Commodity Research Bureau Index; London Metal Exchange.
3. Source: European Central Bank.
4. Source: Standard & Poor's Micropal. The Russell 2000 Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index. The Russell 1000 Index is market capitalization-weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.
5. Sources: FactSet Research Systems, Inc.; Standard & Poor's Micropal. The S&P/Citigroup EPAC EMI is a float-adjusted, market capitalization-weighted index designed to measure the performance of European and Asian small capitalization equity securities. The MSCI EAFE Index is market capitalization-weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East.


4 |  Semiannual Report

Indexes' 19.52% and 25.44% returns.6 During the period, value outperformed growth stocks in the U.S., while small cap value-oriented companies outperformed growth in Asia Pacific and Europe as measured by the S&P/Citigroup EPAC EMI.

INVESTMENT STRATEGY

In choosing individual equity investments, the Fund's manager utilizes a top-down evaluation of equity market sectors and an in-depth qualitative and quantitative analysis of individual equity securities. The manager employs this analysis to identify themes to help focus the Fund's investments on sectors considered to have exceptional growth potential and on fast growing, innovative companies within these sectors.

MANAGER'S DISCUSSION

During the six months under review, a combination of solid regional, sector and stock selection helped the Fund's Class A shares' performance outpace that of the benchmark index.

Our regional selection provided strong relative performance compared with the MSCI World Growth Index, led by our allocations in emerging markets such as China, Mexico and Russia. Our decision to underweight North America compared to the benchmark index also proved beneficial, as this region's performance was weakest during the six-month period. On the other hand, we held a relatively overweighted stake in the Asia Pacific region as we sought to take advantage of China's strong economic growth. This regional allocation, combined with individual stock selection, helped the Fund outperform the benchmark index within the Asia Pacific region.

Consumer discretionary and information technology were two of the Fund's largest sector weightings, positioned specifically to take advantage of potential cyclical earnings acceleration among a number of related companies.7 This positioning worked well as many technology stock prices within the MSCI World Growth Index continued an upward trend. Among our consumer discretionary stocks, the Fund's specialty retail stocks were positive performers, specifically large mass-market retailers such as Esprit Holdings in Hong Kong, and Best Buy in the U.S. Elsewhere, our decision to significantly underweight health care and consumer staples proved beneficial as these lagged the benchmark during the six-month period.8


TOP 10 SECTORS/INDUSTRIES
Franklin Global Aggressive Growth Fund
1/31/04
-------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  Media                                     10.1%
-------------------------------------------------
  Software                                   7.4%
-------------------------------------------------
  Commercial Banks                           5.9%
-------------------------------------------------
  Commercial Services & Supplies             3.4%
-------------------------------------------------
  Semiconductors & Semiconductor
-------------------------------------------------
  Equipment                                  3.4%
-------------------------------------------------
  Machinery                                  3.4%
-------------------------------------------------
  Wireless Telecommunication Services        3.3%
-------------------------------------------------
  Specialty Retail                           3.3%
-------------------------------------------------
  Diversified Financial Services             3.2%
-------------------------------------------------
  IT Services                                2.9%
-------------------------------------------------

6. Source: Standard & Poor's Micropal. The MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally. See footnote 5 for a description of the MSCI EAFE Index.
7. The consumer discretionary sector comprises auto components, media, multiline retail, specialty retail, and textiles, apparel & luxury goods in the SOI. The information technology sector comprises communications equipment, computers & peripherals, electronic equipment & instruments, IT services, office electronics, semiconductors & semiconductor equipment, and software in the SOI.
8. The health care sector comprises health care equipment & supplies, health care providers & services, and pharmaceuticals in the SOI. The consumer staples sector comprises beverages, food & staples retailing, food products, household products, and personal products in the SOI.


                                                          Semiannual Report  | 5

TOP 10 HOLDINGS
Franklin Global Aggressive Growth Fund
1/31/04

-------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
-------------------------------------------------
  Cisco Systems Inc.                         2.7%
   COMMUNICATIONS EQUIPMENT, U.S.

  Symantec Corp.                             2.4%
   SOFTWARE, U.S.

  United Technologies Corp.                  2.1%
   AEROSPACE & DEFENSE, U.S.

  Accenture Ltd., A                          2.1%
   IT SERVICES, BERMUDA

  BJ Services Co.                            1.8%
   ENERGY EQUIPMENT & SERVICES, U.S.

  JFE Holdings Inc.                          1.8%
   METALS & MINING, JAPAN

  Siemens AG                                 1.7%
   INDUSTRIAL CONGLOMERATES, GERMANY

  NetScreen Technologies Inc.                1.7%
   SOFTWARE, U.S.

  Sun Hung Kai Properties Ltd.               1.7%
   REAL ESTATE, HONG KONG

  Fanuc Ltd.                                 1.7%
   MACHINERY, JAPAN
-------------------------------------------------

In regard to individual stock selection, the Fund's best performance came from holdings within the consumer discretionary and financials sectors.9 Of note were Nike and Puma in the textiles and apparel industry, and a number of stocks in the banks and insurance industries, including Anglo Irish Bank. Overall stock selection was strong in our software industry holdings, particularly Symantec and SAP AG. In addition, JFE Holdings, a Japanese steel manufacturer, contributed positively to the Fund's return.

Although the Fund posted strong results this reporting period, certain countries, sectors and individual securities detracted from our overall results. For example, we took slightly underweighted positions in the U.K. and France compared to the MSCI World Growth Index. According to MSCI, both countries performed strongly in the second half of 2003, hindering our total returns. Our increasing allocation to Japan over the course of the reporting period was also a source of underperformance, as it trailed the MSCI World Growth Index in October and November 2003. On a sector basis, our underweighted positions in telecommunication services and information technology caused the Fund to lag the index's results, as they were two of the top performing sectors during the six months under review. Unfortunately, our stock selection among consumer staples and industrials proved weaker than expected.10 Software services company Barra, a small-capitalization stock, and a limited number of health care stocks including Olympus and MedImmune (sold during the period), also offered disappointing results.

We thank you for your participation in Franklin Global Aggressive Growth Fund and look forward to serving your future investment needs.

Portfolio Management Team
Franklin Global Aggressive Growth Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

9. The financials sector comprises commercial banks, consumer finance, diversified financial services, insurance, and real estate in the SOI.
10. The industrials sector comprises aerospace & defense, air freight & logistics, commercial services & supplies, industrial conglomerates, machinery, trading companies & distributors, and transportation infrastructure in the SOI.


6 |  Semiannual Report

Performance Summary as of 1/31/04

FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION
-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.14             $7.35            $6.21
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.10             $7.25            $6.15
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.10             $7.24            $6.14
-------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.15             $7.42            $6.27
-------------------------------------------------------------------------------------------------


    Semiannual Report | Past performance does not guarantee future results.  | 7

PERFORMANCE 1
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +18.36%        +33.15%       -26.71%          -25.83%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +11.53%        +25.43%       -11.61%          -10.94%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $11,153        $12,543        $6,906           $6,990
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +19.31%       -11.74%          -11.72%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +17.89%        +32.30%       -27.87%          -27.00%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +13.89%        +28.30%       -11.22%          -10.56%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $11,389        $12,830        $6,998           $7,082
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +21.93%       -11.32%          -11.30%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +17.92%        +32.12%       -27.80%          -27.01%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +16.92%        +31.12%       -10.29%           -9.69%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $11,692        $13,112        $7,220           $7,299
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +23.44%       -10.72%          -10.70%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                         6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +18.34%        +33.45%       -25.90%          -25.01%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +18.34%        +33.45%        -9.51%           -8.89%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $11,834        $13,345        $7,410           $7,499
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +26.96%        -9.64%           -9.62%
----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


ENDNOTES

THE FUND'S MANAGER USES AN AGGRESSIVE GROWTH STRATEGY, SO AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK AND VOLATILITY THAN A MORE CONSERVATIVE EQUITY FUND. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY, REGULATORY AND POLITICAL DEVELOPMENTS. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A:       Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; shares are available to a limited class of investors.

1. The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If they had not taken this action, the Fund's total return would have been lower. After 7/31/04, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


8 |  Past performance does not guarantee future results. | Semiannual Report

Franklin Global Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Global Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of large- and mid-cap growth companies located and doing business throughout the world.

[PIE CHART GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

--------------------------------------------------------------------------------
Geographic Distribution
Franklin Global Growth Fund
Based on Total Net Assets as of 1/31/04

North America .............................................    44.0%
Asia ......................................................    27.5%
Europe ....................................................    18.8%
Australia & New Zealand ...................................     2.0%
Latin America .............................................     1.1%
Short-Term Investments & Other Net Assets .................     6.6 %
--------------------------------------------------------------------------------
This semiannual report for Franklin Global Growth Fund covers the period ended January 31, 2004.

PERFORMANCE OVERVIEW

For the period under review, Franklin Global Growth Fund - Class A posted a +17.04% cumulative total return, as shown in the Performance Summary beginning on page 13. The Fund slightly underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which posted a 17.99% total return for the same period.1


1. Source: Standard & Poor's Micropal. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of growth-oriented equity securities from global developed markets. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI World Index into each a value and a growth index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 27.


                                                          Semiannual Report  | 9

ECONOMIC AND MARKET OVERVIEW

During the six months under review, global equity markets rallied to produce the strongest annual total returns since 1986. The rally's main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring, and more than two years of declining equity valuations that created potential opportunities in Asia, Europe and emerging markets.

In many countries, including the U.S., China and Japan, gross domestic product
(GDP) growth accelerated in 2003. In the U.S., GDP grew at annualized rates of 8.2% in the third quarter and 4.1% in the fourth quarter. Industrial production increased in the U.S., China, Japan and South Korea in the second half of the year, as did consumer sentiment in the U.S. and Germany, and business sentiment in the U.S., Australia, Germany and Japan. In short, a synchronized global economic recovery gained momentum in the second half of 2003.

Commodity prices rose in 2003, in part due to greater demand in China. On January 31, 2004, contracts for metals were anywhere from 13% to 40% higher than six months before.2 Such agricultural commodities as soybeans gained nearly 60%.2 Despite rising commodities prices, global inflation remained subdued.

In 2003, the value of the U. S. dollar fell against most major currencies, including a 10% decline versus the euro for the period under review.3 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro.

For the six months ended January 31, 2004, smaller companies in the U.S., as measured by the Russell 2000 Index's 22.67% gain, outperformed larger companies, as measured by the Russell 1000 Index's 15.52% rise.4 In international markets the same was true, as the S&P/Citigroup EPAC (Europe, Pacific and Asian Countries) Extended Market Index (EMI) returned 30.88% compared with 25.44% for the MSCI Europe Australasia Far East (EAFE) Index.5 In addition, North America's large capitalization markets underperformed as measured by the MSCI World


2. Sources: Reuters, Commodity Research Bureau Index; London Metal Exchange.
3. Source: European Central Bank.
4. Source: Standard & Poor's Micropal. The Russell 2000 Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index. The Russell 1000 Index is market capitalization-weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.
5. Sources: FactSet Research Systems, Inc.; Standard & Poor's Micropal. The S&P/Citigroup EPAC EMI is a float-adjusted, market capitalization-weighted index designed to measure the performance of European and Asian small capitalization equity securities. The MSCI EAFE Index is market capitalization-weighted and measures total returns of equity securities in developed markets in Europe, Australasia and the Far East.


10 |  Semiannual Report

(includes North America) and MSCI EAFE (excludes North America) Indexes' 19.52% and 25.44% returns.6 During the period, value outperformed growth stocks in the U.S., while small cap value-oriented companies outperformed growth in Asia Pacific and Europe as measured by the S&P/Citigroup EPAC EMI.

INVESTMENT STRATEGY

In choosing individual equity investments, the Fund's manager utilizes a top-down evaluation of equity market sectors and an in-depth qualitative and quantitative analysis of individual equity securities. The manager employs this analysis to identify themes to help focus the Fund's investments on sectors considered to have exceptional growth potential and on fast growing, innovative companies within these sectors.

MANAGER'S DISCUSSION

During the six months under review, the Fund's strong overall results were largely due to positive contributions from regional, sector and individual stock selection.

Our regional selection provided strong relative performance compared with the MSCI World Growth Index, led by our allocations in emerging markets such as China, Mexico and Russia. Our decision to underweight North America compared to the benchmark index also proved beneficial, as this region's performance was the weakest during the six-month period. On the other hand, we held a relatively overweighted stake in the Asia Pacific region as we sought to take advantage of China's strong economic growth. This regional allocation, combined with individual stock selection, helped the Fund outperform the benchmark index within the Asia Pacific region.

Consumer discretionary and information technology were two of the Fund's largest sector weightings, positioned specifically to take advantage of potential cyclical earnings acceleration among a number of companies within these sectors.7 This positioning worked well as many technology stock prices within the MSCI World Growth Index continued an upward trend. Among our consumer discretionary stocks, the Fund's retail stocks were positive performers, specifically large mass-market retailers such as Best Buy and Home Depot. Elsewhere, our decision to


TOP 10 SECTORS/INDUSTRIES
Franklin Global Growth Fund
1/31/04
-------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  Media                                     9.2%
-------------------------------------------------
  Software                                  8.2%
-------------------------------------------------
  Commercial Banks                          7.0%
-------------------------------------------------
  Pharmaceuticals                           5.5%
-------------------------------------------------
  Machinery                                 5.3%
-------------------------------------------------
  Semiconductors & Semiconductor
-------------------------------------------------
  Equipment                                 5.0%
-------------------------------------------------
  Diversified Financial Services            4.9%
-------------------------------------------------
  Energy Equipment & Services               3.9%
-------------------------------------------------
  Oil & Gas                                 3.8%
-------------------------------------------------
  Wireless Telecommunication Services       3.4%
------------------------------------------------

6. Source: Standard & Poor's Micropal. The MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally. See footnote 5 for a description of the MSCI EAFE Index.
7. The consumer discretionary sector comprises auto components, media, specialty retail, and textiles, apparel & luxury goods in the SOI. The information technology sector comprises communications equipment, electronic equipment & instruments, IT services, office electronics, semiconductors & semiconductor equipment, and software in the SOI.


                                                         Semiannual Report  | 11

TOP 10 HOLDINGS
Franklin Global Growth Fund
1/31/04

------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
------------------------------------------------
  Siemens AG                                3.3%
   INDUSTRIAL CONGLOMERATES, GERMANY
------------------------------------------------
  BJ Services Co.                           3.2%
   ENERGY EQUIPMENT & SERVICES, U.S.
------------------------------------------------
  Roche Holding AG                          2.8%
   PHARMACEUTICALS, SWITZERLAND
------------------------------------------------
  Citigroup Inc.                            2.7%
   DIVERSIFIED FINANCIAL SERVICES, U.S.
------------------------------------------------
  United Technologies Corp.                 2.3%
   AEROSPACE & DEFENSE, U.S.
------------------------------------------------
  Omnicom Group Inc.                        2.2%
   MEDIA, U.S.
------------------------------------------------
  Illinois Tool Works Inc.                  2.1%
   MACHINERY, U.S.
------------------------------------------------
  Symantec Corp.                            2.1%
   SOFTWARE, U.S.
------------------------------------------------
  Pfizer Inc.                               2.0%
   PHARMACEUTICALS, U.S.
------------------------------------------------
  Lukoil Holdings, ADR                      2.0%
   OIL & GAS, RUSSIA
------------------------------------------------

significantly underweight health care and consumer staples proved beneficial as these sectors lagged the benchmark during the six-month period.8

In regard to individual stock selection, the Fund's best performance came from holdings within the consumer discretionary and financials sectors.9 Of note were Nike and Puma in the textiles and apparel industry, and a number of stocks in the banking, insurance and diversified financial services industries, including Anglo Irish Bank and Wharf Holdings. Overall stock selection was strong in our software industry holdings, where the portfolio's stocks returned more than double those found in the benchmark MSCI World Growth Index. Symantec and SAP AG were particularly strong in this group. In the industrial conglomerates industry, Siemens performed well.

Although the Fund posted strong results this reporting period, certain countries, sectors and individual securities detracted from our overall results. For example, we took underweighted positions in the U.K. and France compared to the MSCI World Growth Index. According to MSCI, both countries performed strongly in the second half of 2003, hindering our total returns. Our increasing allocation to Japan over the course of the reporting period was also a source of underperformance, as it trailed the MSCI World Growth Index in October and November 2003. On a sector basis, our underweighted positions in telecommunications services and metals and mining stocks caused the Fund to lag the index's results, as they were two of the top performing sectors during the six months under review. Unfortunately, our stock selection among industrials and consumer staples -- specifically food and drug retailing stocks -- proved weaker than expected.10 We also saw poor performance from a limited number of our health care holdings, namely MedImmune, Amgen and Biovail in the pharmaceuticals and biotechnology groups.

We thank you for your participation in Franklin Global Growth Fund and look forward to serving your future investment needs.

Portfolio Management Team
Franklin Global Growth Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

8. The health care sector comprises health care equipment & supplies, health care providers & services, and pharmaceuticals in the SOI. The consumer staples sector comprises beverages, food & staples retailing, and household products in the SOI.
9. The financials sector comprises commercial banks, consumer finance, diversified financial services, insurance, and real estate in the SOI.
10. The industrials sector comprises aerospace & defense, air freight & logistics, industrial conglomerates, machinery, trading companies & distributors, and transportation infrastructure in the SOI.


12 |  Semiannual Report

Performance Summary as of 1/31/04

FRANKLIN GLOBAL GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION
-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.00             $6.87            $5.87
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.97             $6.75            $5.78
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.97             $6.75            $5.78
-------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           1/31/04          7/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.02             $6.92            $5.90
-------------------------------------------------------------------------------------------------


   Semiannual Report | Past performance does not guarantee future results.  | 13

PERFORMANCE 1
-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              +17.04%        +33.66%       -30.66%          -30.59%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          +10.27%        +26.06%       -13.22%          -12.83%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $11,027        $12,606        $6,536           $6,542
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +18.42%       -13.70%          -13.68%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              +16.78%        +32.87%       -31.84%          -31.77%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          +12.78%        +28.87%       -12.87%          -12.49%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $11,278        $12,887        $6,614           $6,621
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +21.09%       -13.36%          -13.34%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              +16.78%        +32.87%       -31.85%          -31.78%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          +15.78%        +31.87%       -12.00%          -11.64%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $11,578        $13,187        $6,815           $6,822
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +23.12%       -12.74%          -12.72%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                         6-MONTH         1-YEAR        3-YEAR     INCEPTION (12/29/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              +17.29%        +34.11%       -29.99%          -29.85%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          +17.29%        +34.11%       -11.21%          -10.84%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4          $11,729        $13,411        $7,001           $7,015
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                 +26.39%       -11.66%          -11.64%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

GROWTH STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY, REGULATORY AND POLITICAL DEVELOPMENTS. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.

CLASS A:       Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge, but subject to 1% CDSC for shares redeemed within 12 months of investment. Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; shares are available to a limited class of investors.


1. The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If they had not taken this action, the Fund's total return would have been lower. After 7/31/04, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


14 |  Past performance does not guarantee future results. | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND

                                                          ------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JANUARY 31, 2004           YEAR ENDED JULY 31,
CLASS A                                                       (UNAUDITED)        2003         2002        2001 D
                                                          ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $6.21         $6.26        $8.27       $10.00
                                                                 -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................      .02          (.02)        (.06)          --
 Net realized and unrealized gains (losses) ..................     1.12          (.03)       (1.88)       (1.73)
                                                                 -----------------------------------------------
Total from investment operations .............................     1.14          (.05)       (1.94)       (1.73)
                                                                 -----------------------------------------------
Less distributions from net investment income ................       --            --         (.07)          --
                                                                 -----------------------------------------------
Net asset value, end of period ...............................    $7.35         $6.21        $6.26       $ 8.27
                                                                 ===============================================
Total return b ...............................................   18.36%        (.80)%     (23.62)%     (17.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................   $1,113          $625         $520       $1,596
Ratios to average net assets:
 Expenses ....................................................    1.68% c       1.75%        1.74%        1.74% c
 Expenses excluding waiver and payments by affiliate .........    5.26% c       6.03%        9.35%        7.20% c
 Net investment income (loss) ................................   (.58)% c      (.35)%       (.85)%         .06% c
Portfolio turnover rate ......................................   24.30%        72.98%       37.01%       32.80%


a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


                                                         Semiannual Report  | 15

Franklin Global Trust

FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONTINUED)

                                                            ----------------------------------------------------
                                                            SIX MONTHS ENDED
                                                            JANUARY 31, 2004           YEAR ENDED JULY 31,
CLASS B                                                        (UNAUDITED)       2003         2002        2001 D
                                                            ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $6.16         $6.22        $8.24       $10.00
                                                                  ----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................     (.08)         (.05)        (.09)        (.02)
 Net realized and unrealized gains (losses) ..................     1.18          (.01)       (1.88)       (1.74)
                                                                  ----------------------------------------------
Total from investment operations .............................     1.10          (.06)       (1.97)       (1.76)
                                                                  ----------------------------------------------
Less distributions from net investment income ................       --            --         (.05)          --
                                                                  ----------------------------------------------
Net asset value, end of period ...............................    $7.26         $6.16        $6.22       $ 8.24
                                                                  ==============================================
Total return b ...............................................   17.89%        (.96)%     (24.00)%     (17.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $443          $285         $244         $257
Ratios to average net assets:
 Expenses ....................................................    2.29% c       2.24%        2.17%        2.34% c
 Expenses excluding waiver and payments by affiliate .........    5.87% c       6.52%        9.78%        7.80% c
 Net investment income (loss) ................................  (1.19)% c      (.84)%      (1.20)%       (.38)% c
Portfolio turnover rate ......................................   24.30%        72.98%       37.01%       32.80%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


16 |  Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONTINUED)

                                                          ------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JANUARY 31, 2004           YEAR ENDED JULY 31,
CLASS C                                                       (UNAUDITED)        2003         2002        2001 D
                                                          ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $6.14         $6.22        $8.24       $10.00
                                                                  ----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................     (.11)         (.06)        (.08)        (.02)
 Net realized and unrealized gains (losses) ..................     1.21          (.02)       (1.88)       (1.74)
                                                                  ----------------------------------------------
Total from investment operations .............................     1.10          (.08)       (1.96)       (1.76)
                                                                  ----------------------------------------------
Less distributions from net investment income ................       --            --         (.06)          --
                                                                  ----------------------------------------------
Net asset value, end of period ...............................    $7.24         $6.14        $6.22       $ 8.24
                                                                  ----------------------------------------------
Total return b ...............................................   17.92%       (1.29)%     (23.90)%     (17.60)%
                                                                  ==============================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $502          $427         $382         $297
Ratios to average net assets:
 Expenses ....................................................    2.20% c       2.43%        2.12%        2.29% c
 Expenses excluding waiver and payments by affiliate .........    5.78% c       6.71%        9.73%        7.75% c
 Net investment income (loss) ................................  (1.10)% c     (1.03)%      (1.11)%       (.38)% c
Portfolio turnover rate ......................................   24.30%        72.98%       37.01%       32.80%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


                                                         Semiannual Report  | 17

Franklin Global Trust

FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONTINUED)
                                                          ------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JANUARY 31, 2004           YEAR ENDED JULY 31,
ADVISOR CLASS                                                  (UNAUDITED)        2003         2002       2001 D
                                                          ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $6.27         $6.29        $8.29       $10.00
                                                                  ----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................      .07            --         (.03)         .03
 Net realized and unrealized gains (losses) ..................     1.08          (.02)       (1.89)       (1.74)
                                                                  ----------------------------------------------
Total from investment operations .............................     1.15          (.02)       (1.92)       (1.71)
                                                                  ----------------------------------------------
Less distributions from net investment income ................       --            --         (.08)          --
                                                                  ----------------------------------------------
Net asset value, end of period ...............................    $7.42         $6.27        $6.29       $ 8.29
                                                                  ==============================================
Total return b ...............................................   18.34%        (.32)%     (23.23)%     (17.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $207          $176         $186         $238
Ratios to average net assets:
 Expenses ....................................................    1.40% c       1.40%        1.40%        1.40% c
 Expenses excluding waiver and payments by affiliate .........    4.98% c       5.68%        9.00%        6.86% c
 Net investment income (loss) ................................   (.30)% c          --       (.43)%         .59% c
Portfolio turnover rate ......................................   24.30%        72.98%       37.01%       32.80%


a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


18 |  See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                               COUNTRY        SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 88.6%
  AEROSPACE & DEFENSE 2.1%
  United Technologies Corp. ...................................................     United States        500    $   47,770
                                                                                                                ----------

  AIR FREIGHT & LOGISTICS 1.0%
  United Parcel Service Inc., B ...............................................     United States        300        21,381
                                                                                                                ----------

  AUTO COMPONENTS 1.0%
  Gentex Corp. ................................................................     United States        500        21,865
                                                                                                                ----------

  COMMERCIAL BANKS 5.9%
  Anglo Irish Bank Corp., PLC .................................................    Irish Republic      2,000        33,716
  Banco Santander Central Hispano SA ..........................................         Spain          2,000        22,958
  Bank of America Corp. .......................................................     United States        200        16,292
  Grupo Financiero Banorte SA de CV, O ........................................        Mexico          2,700         9,203
  Kookmin Bank, ADR ...........................................................      South Korea         200         8,186
  Royal Bank of Scotland Group PLC ............................................    United Kingdom        400        11,795
  Wells Fargo & Co. ...........................................................     United States        550        31,575
                                                                                                                ----------

                                                                                                                   133,725
                                                                                                                ----------

  BEVERAGES .8%
  PepsiCo Inc. ................................................................     United States        400        18,904
                                                                                                                ----------

  COMMERCIAL SERVICES & SUPPLIES 3.4%
  Adecco SA ...................................................................      Switzerland         300        15,591
  BARRA Inc. ..................................................................     United States        600        19,158
  FactSet Research Systems Inc. ...............................................     United States        460        17,503
  Vedior NV ...................................................................      Netherlands       1,500        25,529
                                                                                                                ----------

                                                                                                                    77,781
                                                                                                                ----------

  COMMUNICATIONS EQUIPMENT 2.7%
a Cisco Systems Inc. ..........................................................     United States      2,400        61,536
                                                                                                                ----------

  COMPUTERS & PERIPHERALS .4%
  International Business Machines Corp. .......................................     United States        100         9,923
                                                                                                                ----------

  CONSUMER FINANCE 3.2%
  American Express Co. ........................................................     United States        500        25,920
  Goldman Sachs Group Inc. ....................................................     United States        300        29,865
  Nomura Holdings Inc. ........................................................         Japan          1,000        16,363
                                                                                                                ----------

                                                                                                                    72,148
                                                                                                                ----------

  DIVERSIFIED FINANCIAL SERVICES 3.2%
  Citigroup Inc. ..............................................................     United States        400        19,792
  Swire Pacific Ltd., A .......................................................       Hong Kong        5,000        34,727
  Wharf Holdings Ltd. .........................................................       Hong Kong        6,000        18,869
                                                                                                                ----------

                                                                                                                    73,388
                                                                                                                ----------

  ELECTRIC UTILITIES 1.2%
  Huaneng Power International Inc., H .........................................         China         16,000        26,547
                                                                                                                ----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
  Kyocera Corp. ...............................................................         Japan            300        22,645
                                                                                                                ----------


                                                         Semiannual Report  | 19



Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                               COUNTRY        SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  ENERGY EQUIPMENT & SERVICES 2.9%
a BJ Services Co. .............................................................     United States      1,200    $   46,968
  Saipem SpA ..................................................................         Italy          2,200        18,339
                                                                                                                ----------

                                                                                                                    65,307
                                                                                                                ----------

  FOOD & STAPLES RETAILING .5%
a Costco Wholesale Corp. ......................................................     United States        300        11,124
                                                                                                                ----------

  FOOD PRODUCTS .7%
  Dreyers Grand Ice Cream Holdings Inc., A ....................................     United States        200        15,600
                                                                                                                ----------

  HEALTH CARE EQUIPMENT & SUPPLIES 1.6%
  Medtronic Inc. ..............................................................     United States        300        14,766
  Olympus Corp. ...............................................................         Japan            400         8,371
  Smith & Nephew PLC ..........................................................    United Kingdom      1,600        13,950
                                                                                                                ----------

                                                                                                                    37,087
                                                                                                                ----------

  HEALTH CARE PROVIDERS & SERVICES 2.1%
  Cardinal Health Inc. ........................................................     United States        200        12,822
  Quest Diagnostics Inc. ......................................................     United States        400        34,000
                                                                                                                ----------

                                                                                                                    46,822
                                                                                                                ----------

  HOUSEHOLD PRODUCTS .3%
  Reckitt Benckiser PLC .......................................................    United Kingdom        300         7,006
                                                                                                                ----------

  INDUSTRIAL CONGLOMERATES 1.8%
  Siemens AG ..................................................................        Germany           500        40,437
                                                                                                                ----------

  INSURANCE 1.9%
a China Life Insurance Co. Ltd., ADR ..........................................         China            100         2,805
  Hartford Financial Services Group Inc. ......................................     United States        300        19,302
  Renaissance Holdings Ltd. ...................................................        Bermuda           400        20,624
                                                                                                                ----------

                                                                                                                    42,731
                                                                                                                ----------

  IT SERVICES 2.9%
a Accenture Ltd., A ...........................................................        Bermuda         2,000        47,340
  Paychex Inc. ................................................................     United States        500        18,740
                                                                                                                ----------

                                                                                                                    66,080
                                                                                                                ----------

  MACHINERY 3.4%
  Fanuc Ltd. ..................................................................         Japan            600        38,488
  Illinois Tool Works Inc. ....................................................     United States        200        15,620
  SMC Corp. ...................................................................         Japan            200        22,674
                                                                                                                ----------

                                                                                                                    76,782
                                                                                                                ----------

  MEDIA 10.1%
  Arnoldo Mondadori Editore SpA ...............................................         Italy          1,200        11,702
  Clear Channel Communications Inc. ...........................................     United States        400        17,996
a Comcast Corp. ...............................................................     United States        700        23,065
a Getty Images Inc. ...........................................................     United States        600        29,610


20 |  Semiannual Report



Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                               COUNTRY        SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  MEDIA (CONT.)
a Hughes Electronics Corp. ....................................................     United States        905    $   15,150
  Mediaset SpA ................................................................         Italy            800         9,441
  News Corp. Ltd., ADR ........................................................       Australia          800        29,456
  Omnicom Group Inc. ..........................................................     United States        300        24,720
  Television Broadcasts Ltd. ..................................................       Hong Kong        6,000        30,406
  Viacom Inc., B ..............................................................     United States        400        16,120
  WPP Group PLC ...............................................................    United Kingdom      1,800        19,872
                                                                                                                ----------

                                                                                                                   227,538
                                                                                                                ----------

  METALS & MINING 2.3%
  JFE Holdings Inc. ...........................................................         Japan          1,600        41,266
  POSCO, ADR ..................................................................      South Korea         300        10,254
                                                                                                                ----------

                                                                                                                    51,520
                                                                                                                ----------

  MULTILINE RETAIL .4%
a Dollar Tree Stores Inc. .....................................................     United States        300         9,603
                                                                                                                ----------

  OFFICE ELECTRONICS 1.8%
  Canon Inc. ..................................................................         Japan            400        20,406
a Zebra Technologies Corp., A .................................................     United States        300        19,380
                                                                                                                ----------

                                                                                                                    39,786
                                                                                                                ----------

  OIL & GAS 2.8%
  Apache Corp. ................................................................     United States        420        16,162
  Burlington Resources Inc. ...................................................     United States        500        27,370
a Lukoil Holdings, ADR ........................................................        Russia            200        20,510
                                                                                                                ----------

                                                                                                                    64,042
                                                                                                                ----------

  PERSONAL PRODUCTS .5%
  Estee Lauder Cos. Inc., A ...................................................     United States        300        12,291
                                                                                                                ----------

  PHARMACEUTICALS 2.8%
  Pfizer Inc. .................................................................     United States        600        21,978
  Roche Holding AG ............................................................      Switzerland         200        20,232
  Sanofi Synthelabo SA ........................................................        France            285        20,252
                                                                                                                ----------

                                                                                                                    62,462
                                                                                                                ----------

  REAL ESTATE 2.6%
  Mitsui Fudosan Co. Ltd. .....................................................         Japan          2,000        20,388
  Sun Hung Kai Properties Ltd. ................................................       Hong Kong        4,000        38,586
                                                                                                                ----------

                                                                                                                    58,974
                                                                                                                ----------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.4%
a Applied Materials Inc. ......................................................     United States      1,000        21,760
  Intel Corp. .................................................................     United States        500        15,300
  STMicroelectronics NV .......................................................      Netherlands         490        13,045
  Taiwan Semiconductor Manufacturing Co. Ltd., ADR ............................        Taiwan          2,400        26,832
                                                                                                                ----------

                                                                                                                    76,937
                                                                                                                ----------


                                                         Semiannual Report  | 21

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                               COUNTRY        SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  SOFTWARE 7.4%
a Business Objects SA, ADR ....................................................        France            600    $   20,796
a Cadence Design Systems Inc. .................................................     United States        200         3,314
a NetScreen Technologies Inc. .................................................     United States      1,500        39,180
  The Sage Group PLC ..........................................................    United Kingdom      4,800        17,081
  SAP AG ......................................................................        Germany           200        32,846
a Symantec Corp. ..............................................................     United States      1,400        54,320
                                                                                                                ----------

                                                                                                                   167,537
                                                                                                                ----------

  SPECIALTY RETAIL 3.3%
  Best Buy Co. Inc. ...........................................................     United States        600        30,234
  Esprit Holdings .............................................................       Hong Kong        6,000        19,486
  Home Depot Inc. .............................................................     United States        700        24,829
                                                                                                                ----------

                                                                                                                    74,549
                                                                                                                ----------

  TEXTILES, APPAREL & LUXURY GOODS 1.9%
  Nike Inc., B ................................................................     United States        300        20,898
  Puma AG .....................................................................        Germany           120        21,795
                                                                                                                ----------

                                                                                                                    42,693
                                                                                                                ----------

  TRADING COMPANIES & DISTRIBUTORS .4%
  Misumi Corp. ................................................................         Japan            200         9,088
                                                                                                                ----------

  TRANSPORTATION INFRASTRUCTURE 1.6%
  Beijing Capital International Airport Co. Ltd. ..............................         China         28,000         9,454
  Cosco Pacific Ltd. ..........................................................       Hong Kong       20,000        27,782
                                                                                                                ----------

                                                                                                                    37,236
                                                                                                                ----------

  WIRELESS TELECOMMUNICATION SERVICES 3.3%
  America Movil SA de CV, L, ADR ..............................................        Mexico            500        15,625
  KDDI Corp. ..................................................................         Japan              6        35,257
  Vodafone Group PLC ..........................................................    United Kingdom      9,900        24,777
                                                                                                                ----------

                                                                                                                    75,659
                                                                                                                ----------

  TOTAL COMMON STOCKS (COST $1,629,771) .......................................                                  2,006,504
                                                                                                                ----------

  PREFERRED STOCK (COST $3,189) .1%
  MEDIA
  News Corp. Ltd., ADR, pfd. ..................................................       Australia          101         3,238
                                                                                                                ----------

  TOTAL LONG TERM INVESTMENTS (COST $1,632,960) ...............................                                  2,009,742
                                                                                                                ----------

  SHORT TERM INVESTMENT (COST $227,201) 10.0%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ...............     United States    227,201       227,201
                                                                                                                ----------

  TOTAL INVESTMENTS (COST $1,860,161) 98.7% ...................................                                  2,236,943
  OTHER ASSETS, LESS LIABILITIES 1.3% .........................................                                     28,419
                                                                                                                ----------

  NET ASSETS 100.0% ...........................................................                                 $2,265,362
                                                                                                                ==========

  a Non-income producing.
  b See Note 6 regarding investments in the Franklin Institutional Fiduciary
    Trust Money Market Portfolio.


22 |  See notes to financial statements. | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL GROWTH FUND
                                                          ------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JANUARY 31, 2004           YEAR ENDED JULY 31,
CLASS A                                                       (UNAUDITED)        2003         2002       2001 D
                                                          ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $5.87         $5.70        $7.82       $10.00
                                                                 -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................      .03            --         (.02)          --
 Net realized and unrealized gains (losses) ..................      .97           .17        (2.03)       (2.18)
                                                                 -----------------------------------------------
Total from investment operations .............................     1.00           .17        (2.05)       (2.18)
                                                                 -----------------------------------------------
Less distributions from net investment income ................       --            --         (.07)          --
                                                                 -----------------------------------------------
Net asset value, end of period ...............................    $6.87         $5.87        $5.70       $ 7.82
                                                                 ===============================================
Total return b .............................................     17.04%         2.98%     (26.36)%     (21.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................   $1,705        $1,074         $854       $3,236
Ratios to average net assets:
 Expenses ....................................................    1.75% c       1.72%        1.75%        1.73% c
 Expenses excluding waiver and payments by affiliate .........    4.26% c       4.42%        8.08%        4.65% c
 Net investment income (loss) ................................   (.68)% c        .06%       (.33)%         .11% c
Portfolio turnover rate ......................................   23.18%        78.76%      107.26%       37.17%


a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


                                                         Semiannual Report  | 23

Franklin Global Trust

FRANKLIN GLOBAL GROWTH FUND (CONTINUED)
                                                          ------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           JANUARY 31, 2004           YEAR ENDED JULY 31,
CLASS B                                                       (UNAUDITED)        2003         2002       2001 D
                                                          ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $5.78         $5.64        $7.79       $10.00
                                                                 -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................      (.11)         (.03)        (.06)        (.03)
 Net realized and unrealized gains (losses) .................      1.07           .17        (2.02)       (2.18)
                                                                 -----------------------------------------------
Total from investment operations ............................       .96           .14        (2.08)       (2.21)
                                                                 -----------------------------------------------
Less distributions from net investment income ...............        --            --         (.07)          --
                                                                 -----------------------------------------------
Net asset value, end of period ..............................     $6.74         $5.78        $5.64       $ 7.79
                                                                 ===============================================
Total return b ..............................................    16.78%         2.48%     (26.81)%     (22.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................      $839          $463         $466         $458
Ratios to average net assets:
 Expenses ...................................................     2.38% c       2.35%        2.29%        2.32% c
 Expenses excluding waiver and payments by affiliate ........     4.89% c       5.05%        8.62%        5.24% c
 Net investment income (loss) ...............................   (1.31)% c      (.57)%       (.84)%       (.58)% c
Portfolio turnover rate .....................................    23.18%        78.76%      107.26%       37.17%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


24 |  Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL GROWTH FUND (CONTINUED)
                                                          ------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           JANUARY 31, 2004           YEAR ENDED JULY 31,
CLASS C                                                      (UNAUDITED)         2003         2002       2001 D
                                                          ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $5.79         $5.65        $7.78       $10.00
                                                                 -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................     (.09)         (.03)        (.05)        (.02)
 Net realized and unrealized gains (losses) ..................     1.05           .17        (2.01)       (2.20)
                                                                 -----------------------------------------------
Total from investment operations .............................      .96           .14        (2.06)       (2.22)
                                                                 -----------------------------------------------
Less distributions from net investment income ................       --            --         (.07)          --
                                                                 -----------------------------------------------
Net asset value, end of period ...............................    $6.75         $5.79        $5.65       $ 7.78
                                                                 ===============================================
Total return b ...............................................   16.78%         2.30%     (26.70)%     (22.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $905          $646         $423         $358
Ratios to average net assets:
 Expenses ....................................................    2.40% c       2.25%        2.18%        2.30% c
 Expenses excluding waiver and payments by affiliate .........    4.91% c       4.95%        8.51%        5.22% c
 Net investment income (loss) ................................  (1.33)% c      (.47)%       (.73)%       (.47)% c
Portfolio turnover rate ......................................   23.18%        78.76%      107.26%       37.17%


a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


                                                         Semiannual Report  | 25

Franklin Global Trust

FRANKLIN GLOBAL GROWTH FUND (CONTINUED)
                                                          ------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JANUARY 31, 2004           YEAR ENDED JULY 31,
ADVISOR CLASS                                                  (UNAUDITED)        2003         2002       2001 D
                                                          ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $5.90         $5.71        $7.83       $10.00
                                                                 -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .............................       .04           .02           --          .03
 Net realized and unrealized gains (losses) .................       .98           .17        (2.03)       (2.20)
                                                                 -----------------------------------------------
Total from investment operations ............................      1.02           .19        (2.03)       (2.17)
                                                                 -----------------------------------------------
Less distributions from net investment income ...............        --            --         (.09)          --
                                                                 -----------------------------------------------
Net asset value, end of period ..............................     $6.92         $5.90        $5.71       $ 7.83
                                                                 ===============================================
Total return b ..............................................    17.29%         3.33%     (26.07)%     (21.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................      $216          $160         $186         $219
Ratios to average net assets:
 Expenses ...................................................     1.40% c       1.40%        1.40%        1.40% c
 Expenses excluding waiver and payments by affiliate ........     3.91% c       4.10%        7.73%        4.32% c
 Net investment income (loss) ...............................    (.33)% c        .38%         .04%         .57% c
Portfolio turnover rate .....................................    23.18%        78.76%      107.26%       37.17%


a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period December 29, 2000 (effective date) to July 31, 2001.


26 |  See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL GROWTH FUND                                                          COUNTRY       SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 93.3%
  AEROSPACE & DEFENSE 2.3%
  United Technologies Corp. ...................................................     United States        900    $   85,986
                                                                                                                ----------

  AIR FREIGHT & LOGISTICS .8%
  United Parcel Service Inc., B ...............................................     United States        400        28,508
                                                                                                                ----------

  AUTO COMPONENTS .8%
  Gentex Corp. ................................................................     United States        700        30,611
                                                                                                                ----------

  AUTOMOBILES 1.1%
  Bayerische Motoren Werke AG .................................................        Germany           900        39,803
                                                                                                                ----------

  COMMERCIAL BANKS 7.0%
  Anglo Irish Bank Corp., PLC .................................................    Irish Republic      2,600        43,831
  Banco Santander Central Hispano SA ..........................................         Spain          4,000        45,915
  Bank of America Corp. .......................................................     United States        300        24,438
  Grupo Financiero Banorte SA de CV, O ........................................        Mexico          5,000        17,043
  Kookmin Bank, ADR ...........................................................      South Korea         600        24,558
  Royal Bank of Scotland Group PLC ............................................    United Kingdom      1,800        53,078
  Wells Fargo & Co. ...........................................................     United States        840        48,225
                                                                                                                ----------

                                                                                                                   257,088
                                                                                                                ----------

  BEVERAGES .8%
  Diageo PLC ..................................................................    United Kingdom        900        11,795
  PepsiCo Inc. ................................................................     United States        400        18,904
                                                                                                                ----------

                                                                                                                    30,699
                                                                                                                ----------

  BIOTECHNOLOGY 1.4%
a Amgen Inc. ..................................................................     United States        800        51,592
                                                                                                                ----------

  COMMUNICATIONS EQUIPMENT 1.4%
a Cisco Systems Inc. ..........................................................     United States      2,000        51,280
                                                                                                                ----------

  CONSUMER FINANCE 2.7%
  Goldman Sachs Group Inc. ....................................................     United States        300        29,865
  Nomura Holdings Inc. ........................................................         Japan          2,000        32,726
  UBS AG ......................................................................      Switzerland         500        35,802
                                                                                                                ----------

                                                                                                                    98,393
                                                                                                                ----------

  DIVERSIFIED FINANCIAL SERVICES 4.9%
  Citigroup Inc. ..............................................................     United States      2,000        98,960
  Swire Pacific Ltd., A .......................................................       Hong Kong        6,000        41,673
  Wharf Holdings Ltd. .........................................................       Hong Kong       12,000        37,737
                                                                                                                ----------

                                                                                                                   178,370
                                                                                                                ----------

  ELECTRIC UTILITIES .4%
  Huaneng Power International Inc., H .........................................         China          8,000        13,274
                                                                                                                ----------

  ELECTRONIC EQUIPMENT & INSTRUMENTS .4%
  Kyocera Corp. ...............................................................         Japan            200        15,097
                                                                                                                ----------


                                                         Semiannual Report  | 27



Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL GROWTH FUND                                                          COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  ENERGY EQUIPMENT & SERVICES 3.9%
a BJ Services Co. .............................................................     United States      3,000    $  117,420
  Saipem SpA ..................................................................         Italy          3,000        25,007
                                                                                                                ----------

                                                                                                                   142,427
                                                                                                                ----------

  FOOD & STAPLES RETAILING 2.0%
a Costco Wholesale Corp. ......................................................     United States        800        29,664
  Tesco PLC ...................................................................    United Kingdom     10,000        43,413
                                                                                                                ----------

                                                                                                                    73,077
                                                                                                                ----------

  HEALTH CARE EQUIPMENT & SUPPLIES 2.5%
  Medtronic Inc. ..............................................................     United States        800        39,376
  Olympus Corp. ...............................................................         Japan          1,000        20,926
  Smith & Nephew PLC ..........................................................    United Kingdom      3,500        30,516
                                                                                                                ----------

                                                                                                                    90,818
                                                                                                                ----------

  HEALTH CARE PROVIDERS & SERVICES 2.6%
  Cardinal Health Inc. ........................................................     United States        700        44,877
  Quest Diagnostics Inc. ......................................................     United States        600        51,000
                                                                                                                ----------

                                                                                                                    95,877
                                                                                                                ----------

  HOTELS RESTAURANTS & LEISURE .7%
  Compass Group PLC ...........................................................    United Kingdom      4,000        26,812
                                                                                                                ----------

  HOUSEHOLD PRODUCTS .7%
  Reckitt Benckiser PLC .......................................................    United Kingdom      1,050        24,521
                                                                                                                ----------

  INDUSTRIAL CONGLOMERATES 3.3%
  Siemens AG ..................................................................        Germany         1,500       121,310
                                                                                                                ----------

  INSURANCE 1.1%
  Hartford Financial Services Group Inc. ......................................     United States        600        38,604
                                                                                                                ----------

  IT SERVICES .6%
a Accenture Ltd., A ...........................................................        Bermuda         1,000        23,670
                                                                                                                ----------

  MACHINERY 5.3%
  Fanuc Ltd. ..................................................................         Japan            900        57,733
  Illinois Tool Works Inc. ....................................................     United States      1,000        78,100
  SMC Corp. ...................................................................         Japan            500        56,684
                                                                                                                ----------

                                                                                                                   192,517
                                                                                                                ----------

  MEDIA 9.1%
  Arnoldo Mondadori Editore SpA ...............................................         Italy          1,500        14,628
  Clear Channel Communications Inc. ...........................................     United States      1,100        49,489
a Hughes Electronics Corp. ....................................................     United States      1,234        20,657
  Mediaset SpA ................................................................         Italy          2,000        23,604
  News Corp. Ltd., ADR ........................................................       Australia        1,000        36,820



28 |  Semiannual Report



Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL GROWTH FUND                                                          COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  MEDIA (CONT.)
  Omnicom Group Inc. ..........................................................     United States      1,000    $   82,400
  Television Broadcasts Ltd. ..................................................       Hong Kong        4,000        20,271
  Viacom Inc., B ..............................................................     United States      1,350        54,405
  WPP Group PLC ...............................................................    United Kingdom      3,000        33,119
                                                                                                                ----------

                                                                                                                   335,393
                                                                                                                ----------

  METALS & MINING 2.1%
  JFE Holdings Inc. ...........................................................         Japan          2,000        51,582
  POSCO, ADR ..................................................................      South Korea         700        23,926
                                                                                                                ----------

                                                                                                                    75,508
                                                                                                                ----------

  OFFICE ELECTRONICS 1.4%
  Canon Inc. ..................................................................         Japan          1,000        51,016
                                                                                                                ----------

  OIL & GAS 3.8%
  Burlington Resources Inc. ...................................................     United States      1,200        65,688
a Lukoil Holdings, ADR ........................................................        Russia            700        71,785
                                                                                                                ----------

                                                                                                                   137,473
                                                                                                                ----------

  PHARMACEUTICALS 5.5%
  Pfizer Inc. .................................................................     United States      2,000        73,260
  Roche Holding AG ............................................................      Switzerland       1,000       101,158
  Sanofi Synthelabo SA ........................................................        France            400        28,424
                                                                                                                ----------

                                                                                                                   202,842
                                                                                                                ----------

  REAL ESTATE 1.9%
  Mitsui Fudosan Co. Ltd. .....................................................         Japan          3,000        30,581
  Sun Hung Kai Properties Ltd. ................................................       Hong Kong        4,000        38,586
                                                                                                                ----------

                                                                                                                    69,167
                                                                                                                ----------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.0%
a Applied Materials Inc. ......................................................     United States      2,000        43,520
  Intel Corp. .................................................................     United States      1,800        55,080
  Samsung Electronics Co. Ltd., GDR, Reg S ....................................      South Korea         200        44,350
  Taiwan Semiconductor Manufacturing Co. Ltd., ADR ............................        Taiwan          3,500        39,130
                                                                                                                ----------

                                                                                                                   182,080
                                                                                                                ----------

  SOFTWARE 8.2%
  Dassault Systemes SA ........................................................        France          1,000        44,102
a Mercury Interactive Corp. ...................................................     United States        900        42,246
a NetScreen Technologies Inc. .................................................     United States      1,000        26,120
  The Sage Group PLC ..........................................................    United Kingdom      8,000        28,468
  SAP AG ......................................................................        Germany           400        65,693
a Symantec Corp. ..............................................................     United States      2,000        77,600
a Synopsys Inc. ...............................................................     United States        500        17,645
                                                                                                                ----------

                                                                                                                   301,874
                                                                                                                ----------

                                                         Semiannual Report  | 29



Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL GROWTH FUND                                                          COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  SPECIALTY RETAIL 2.4%
  Best Buy Co. Inc. ...........................................................     United States      1,000    $   50,390
  Home Depot Inc. .............................................................     United States      1,100        39,017
                                                                                                                ----------

                                                                                                                    89,407
                                                                                                                ----------

  TEXTILES, APPAREL &LUXURY GOODS 2.2%
  Nike Inc., B ................................................................     United States        400        27,864
a Puma AG, 144A ...............................................................        Germany           100        18,162
  Puma AG .....................................................................        Germany           200        36,325
                                                                                                                ----------

                                                                                                                    82,351
                                                                                                                ----------

  TRADING COMPANIES & DISTRIBUTORS 1.2%
  Misumi Corp. ................................................................         Japan          1,000        45,442
                                                                                                                ----------

  TRANSPORTATION INFRASTRUCTURE .4%
  Beijing Capital International Airport Co. Ltd. ..............................         China         40,000        13,505
                                                                                                                ----------

  WIRELESS TELECOMMUNICATION SERVICES 3.4%
  America Movil SA de CV, L, ADR ..............................................        Mexico          1,800        56,250
  KDDI Corp. ..................................................................         Japan              5        29,381
  Vodafone Group PLC ..........................................................    United Kingdom     16,000        40,045
                                                                                                                ----------

                                                                                                                   125,676
                                                                                                                ----------

  TOTAL COMMON STOCKS (COST $2,827,454)                                                                          3,422,068
                                                                                                                ----------

  PREFERRED STOCK
  MEDIA (COST $4,345) .1%
  News Corp. Ltd., ADR, pfd. ..................................................       Australia          138         4,428
                                                                                                                ----------

  TOTAL LONG TERM INVESTMENTS (COST $2,831,799)                                                                  3,426,496
                                                                                                                ----------

  SHORT TERM INVESTMENT (COST $211,240) 5.8%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ...............     United States    211,240       211,240
                                                                                                                ----------

  TOTAL INVESTMENTS (COST $3,043,039) 99.2% ...................................                                  3,637,736
  OTHER ASSETS, LESS LIABILITIES .8% ..........................................                                     27,624
                                                                                                                ----------

  NET ASSETS 100.0% ...........................................................                                 $3,665,360
                                                                                                                ==========


  a Non-income producing.
  b See Note 6 regarding investments in the Franklin Institutional Fiduciary
    Trust Money Market Portfolio.


30 |  See notes to financial statements. | Semiannual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2004 (unaudited)
                                                                                                --------------------------
                                                                                                 FRANKLIN
                                                                                                  GLOBAL        FRANKLIN
                                                                                                 AGGRESSIVE      GLOBAL
                                                                                                GROWTH FUND    GROWTH FUND
                                                                                                --------------------------
Assets:
 Investments in securities:
  Cost .....................................................................................    $ 1,860,161    $ 3,043,039
                                                                                                ==========================
  Value ....................................................................................      2,236,943      3,637,736
 Foreign currency, at value (cost $2,356 and $774, respectively) ...........................          2,387            774
 Receivables:
  Capital shares sold ......................................................................          9,140          7,736
  Dividends ................................................................................          2,179          7,142
  Affiliates ...............................................................................         27,675         19,748
                                                                                                --------------------------
      Total assets .........................................................................      2,278,324      3,673,136
                                                                                                --------------------------
Liabilities:
 Payables:
  Reports to shareholders ..................................................................          2,663          1,508
  Professional fees ........................................................................          9,742          5,781
 Other liabilities .........................................................................            557            487
                                                                                                --------------------------
      Total liabilities ....................................................................         12,962          7,776
                                                                                                --------------------------
        Net assets, at value ...............................................................    $ 2,265,362    $ 3,665,360
                                                                                                --------------------------
Net assets consist of:
 Undistributed net investment income .......................................................    $    (7,518)   $   (14,089)
 Net unrealized appreciation (depreciation) ................................................        376,999        594,697
 Accumulated net realized gain (loss) ......................................................     (1,035,986)    (1,794,507)
 Capital shares ............................................................................      2,931,867      4,879,259
                                                                                                --------------------------
        Net assets, at value ...............................................................    $ 2,265,362    $ 3,665,360
                                                                                                ==========================


                                                         Semiannual Report  | 31

Franklin Global Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
January 31, 2004 (unaudited)
                                                                                                --------------------------
                                                                                                  FRANKLIN
                                                                                                  GLOBAL        FRANKLIN
                                                                                                 AGGRESSIVE       GLOBAL
                                                                                                GROWTH FUND    GROWTH FUND
                                                                                                --------------------------
CLASS A:
 Net assets, at value ......................................................................    $ 1,113,128    $ 1,705,406
                                                                                                ==========================
 Shares outstanding ........................................................................        151,520        248,164
                                                                                                ==========================
 Net asset value per share a ...............................................................          $7.35          $6.87
 Maximum offering price per share (net asset value per share / 94.25%) .....................          $7.80          $7.29
                                                                                                ==========================
CLASS B:
 Net assets, at value ......................................................................    $   443,193    $   838,586
                                                                                                ==========================
 Shares outstanding ........................................................................         61,087        124,336
                                                                                                ==========================
 Net asset value and maximum offering price per share a ....................................          $7.26          $6.74
CLASS C:
 Net assets, at value ......................................................................    $   501,650    $   905,419
                                                                                                ==========================
 Shares outstanding ........................................................................         69,257        134,074
                                                                                                ==========================
 Net asset value and maximum offering price per share a ....................................          $7.24          $6.75
ADVISOR CLASS:
 Net assets, at value ......................................................................    $   207,391    $   215,949
                                                                                                ==========================
 Shares outstanding ........................................................................         27,936         31,203
                                                                                                ==========================
 Net asset value and maximum offering price per share ......................................          $7.42          $6.92
                                                                                                ==========================


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


32 |  See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2004 (unaudited)
                                                                                                --------------------------
                                                                                                 FRANKLIN
                                                                                                   GLOBAL       FRANKLIN
                                                                                                AGGRESSIVE       GLOBAL
                                                                                                GROWTH FUND    GROWTH FUND
                                                                                                --------------------------
Investment income:
 Dividends a ................................................................................      $ 10,332      $  15,617
                                                                                                --------------------------
Expenses:
 Management fees (Note 3) ...................................................................         7,292         11,352
 Administrative fees (Note 3) ...............................................................         1,873          2,903
 Distribution fees (Note 3)
  Class A ...................................................................................         1,155          2,277
  Class B ...................................................................................         1,724          3,220
  Class C ...................................................................................         1,863          3,801
 Transfer agent fees (Note 3) ...............................................................         4,691          4,205
 Custodian fees .............................................................................            69            143
 Reports to shareholders ....................................................................         3,868          3,486
 Registration and filing fees ...............................................................        12,717         18,728
 Professional fees ..........................................................................         9,121          9,085
 Trustees' fees and expenses ................................................................            12             31
 Other ......................................................................................         7,154          6,996
                                                                                                --------------------------
      Total expenses ........................................................................        51,539         66,227
      Expenses waived/paid by affiliate (Note 3) ............................................       (33,689)       (36,521)
                                                                                                --------------------------
       Net expenses .........................................................................        17,850         29,706
                                                                                                --------------------------
        Net investment (loss) ...............................................................        (7,518)       (14,089)
                                                                                                --------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................................................        19,687        (10,524)
  Foreign currency transactions .............................................................           920         (2,163)
                                                                                                --------------------------
      Net realized gain (loss) ..............................................................        20,607        (12,687)
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................................................       295,153        479,244
  Translation of assets and liabilities denominated in foreign currencies ...................           118             --
                                                                                                --------------------------
      Net unrealized appreciation (depreciation) ............................................       295,271        479,244
                                                                                                --------------------------
Net realized and unrealized gain (loss) .....................................................       315,878        466,557
                                                                                                --------------------------
Net increase (decrease) in net assets resulting from operations .............................      $308,360      $ 452,468
                                                                                                ==========================


a Net of foreign taxes of $376 and $793 for the Franklin Global Aggressive
  Growth Fund and the Franklin Global Growth Fund, respectively.


                   Semiannual Report | See notes to financial statements.  |  33

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended January 31, 2004 (unaudited)
and the year ended July 31, 2003
                                                     -----------------------------------------------------------------------
                                                          FRANKLIN GLOBAL AGGRESSIVE               FRANKLIN GLOBAL
                                                                 GROWTH FUND                         GROWTH FUND
                                                     -----------------------------------------------------------------------
                                                      SIX MONTHS ENDED   YEAR ENDED        SIX MONTHS ENDED    YEAR ENDED
                                                      JANUARY 31, 2004  JULY 31, 2003      JANUARY 31, 2004   JULY 31, 2003
                                                     -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................   $   (7,518)    $   (7,746)           $  (14,089)    $   (3,552)
  Net realized gain (loss) from investments and foreign
    currency transactions ..................................    20,607       (211,920)              (12,687)      (323,566)
  Net unrealized appreciation (depreciation) on
    investments and translation of assets and liabilities
    denominated in foreign currencies ......................   295,271        214,872               479,244        391,825
                                                            --------------------------------------------------------------
      Net increase (decrease) in net assets
         resulting from operations ......................      308,360         (4,794)              452,468         64,707
 Capital share transactions: (Note 2)
   Class A ..............................................      352,787        106,200               427,518        182,580
   Class B ..............................................       93,938         41,592               272,377            266
   Class C ..............................................       (1,960)        47,598               143,445        196,664
   Advisor Class ........................................       (1,046)        (7,998)               26,266        (30,246)
                                                            --------------------------------------------------------------
 Total capital share transactions .......................      443,719        187,392               869,606        349,264
      Net increase (decrease) in net assets .............      752,079        182,598             1,322,074        413,971
Net assets:
 Beginning of period ....................................    1,513,283      1,330,685             2,343,286      1,929,315
                                                            --------------------------------------------------------------
 End of period ..........................................   $2,265,362     $1,513,283            $3,665,360     $2,343,286
                                                            ==============================================================
Undistributed net investment income included
 in net assets:
  End of period .........................................   $   (7,518)    $       --            $  (14,089)    $       --
                                                            ==============================================================


34 |  See notes to financial statements. | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of nine separate series. All Funds included in this report (the Funds) are diversified. The Funds' investment objective is capital growth.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Funds' equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.


                                                         Semiannual Report  | 35

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


36 |  Semiannual Report

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

The Funds offer four classes of shares: Class A, Class B, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At January 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                -----------------------------------------------------
                                                    FRANKLIN GLOBAL               FRANKLIN GLOBAL
                                                AGGRESSIVE GROWTH FUND              GROWTH FUND
                                                  SHARES      AMOUNT           SHARES       AMOUNT
                                                -----------------------------------------------------
CLASS A SHARES:
Six months ended January 31, 2004
 Shares sold ..................................    61,585    $ 429,829          87,529      $ 569,494
 Shares redeemed ..............................   (10,700)     (77,042)        (22,350)      (141,976)
                                                   --------------------------------------------------
 Net increase (decrease) ......................    50,885    $ 352,787          65,179      $ 427,518
                                                   ==================================================
Year ended July 31, 2003
 Shares sold ..................................   100,185    $ 566,382         132,068      $ 703,393
 Shares redeemed ..............................   (82,589)    (460,182)        (98,976)      (520,813)
                                                   --------------------------------------------------
 Net increase (decrease) ......................    17,596    $ 106,200          33,092      $ 182,580
                                                   ==================================================
CLASS B SHARES:
Six months ended January 31, 2004
 Shares sold ..................................    18,784    $ 120,518          46,140      $ 285,843
 Shares redeemed ..............................    (3,933)     (26,580)         (1,994)       (13,466)
                                                   --------------------------------------------------
 Net increase (decrease) ......................    14,851    $  93,938          44,146      $ 272,377
                                                   ==================================================
Year ended July 31, 2003
 Shares sold ..................................    10,062    $  58,667          27,516      $ 150,649
 Shares redeemed ..............................    (2,994)     (17,075)        (29,901)      (150,383)
                                                   --------------------------------------------------
 Net increase (decrease) ......................     7,068    $  41,592          (2,385)     $     266
                                                   ==================================================
CLASS C SHARES:
Six months ended January 31, 2004
 Shares sold ..................................     8,134    $  55,698          27,065      $ 171,884
 Shares redeemed ..............................    (8,420)     (57,658)         (4,599)       (28,439)
                                                   --------------------------------------------------
 Net increase (decrease) ......................      (286)   $  (1,960)         22,466      $ 143,445
                                                   ==================================================
Year ended July 31, 2003
 Shares sold ..................................    21,667    $ 126,151          64,671      $ 349,906
 Shares redeemed ..............................   (13,468)     (78,553)        (27,896)      (153,242)
                                                   --------------------------------------------------
 Net increase (decrease) ......................     8,199    $  47,598          36,775      $ 196,664
                                                   ==================================================
ADVISOR CLASS SHARES:
Six months ended January 31, 2004
 Shares sold ..................................       710    $   4,925           4,924      $  31,437
 Shares redeemed ..............................      (868)      (5,971)           (845)        (5,171)
                                                   --------------------------------------------------
 Net increase (decrease) ......................      (158)   $  (1,046)          4,079      $  26,266
                                                   ==================================================
Year ended July 31, 2003
 Shares sold ..................................       939    $   5,575             806      $   4,417
 Shares redeemed ..............................    (2,375)     (13,573)         (6,341)       (34,663)
                                                   --------------------------------------------------
 Net increase (decrease) ......................    (1,436)   $  (7,998)         (5,535)     $ (30,246)
                                                   ==================================================


                                                         Semiannual Report  | 37

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------------
  ENTITY                                                               AFFILIATION
-----------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                    Investment manager
  Fiduciary International Inc. (Fiduciary)                             Investment manager
  Franklin Templeton Services LLC (FT Services)                        Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)                  Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)         Transfer agent

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

--------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------
         .80%           First $500 million
         .70%           Over $500 million, up to and including $1 billion
         .65%           Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Under a subadvisory agreement, Fiduciary International Inc., an affiliate of Advisers, provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund.

The Funds pay an administrative fee to FT Services of .20% per year of the average daily net assets of each Fund.

Advisers and FT Services agreed in advance to waive management and administrative fees, respectively, and assume payment of other expenses, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                         ---------------------------
                                           FRANKLIN
                                            GLOBAL       FRANKLIN
                                          AGGRESSIVE      GLOBAL
                                          GROWTH FUND   GROWTH FUND
                                         ---------------------------
Net commissions paid ......................  $3,297        $4,798
Contingent deferred sales charges .........  $  634        $  425


38 |  Semiannual Report

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                         ---------------------------
                                            FRANKLIN
                                             GLOBAL       FRANKLIN
                                           AGGRESSIVE      GLOBAL
                                           GROWTH FUND   GROWTH FUND
                                         ---------------------------

Transfer agent fees ......................   $4,146        $4,205

At January 31, 2004, Advisers owned 32.3% and 18.6% of the Franklin Global Aggressive Growth Fund and the Franklin Global Growth Fund, respectively.

4. INCOME TAXES

At July 31, 2003, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                         ---------------------------
                                            FRANKLIN
                                             GLOBAL       FRANKLIN
                                           AGGRESSIVE      GLOBAL
                                           GROWTH FUND   GROWTH FUND
                                         ---------------------------
Capital loss carryovers expiring in:
 2009 .................................... $236,161    $  608,593
 2010 ....................................  142,742       554,954
 2011 ....................................  529,510       393,215
                                           ----------------------
                                           $908,413    $1,556,762
                                           ======================

At July 31, 2003, Franklin Global Aggressive Growth Fund and Franklin Global Growth Fund have deferred capital losses occurring subsequent to October 31, 2002 of $147,971 and $214,919, respectively. For tax purposes, such losses will be reflected in the year ending July 31, 2004.

At July 31, 2003, Franklin Global Aggressive Growth Fund and Franklin Global Growth Fund have deferred currency losses occurring subsequent to October 31, 2002 of $209 and $914, respectively. For tax purposes, such losses will be reflected in the year ending July 31, 2004.


                                                         Semiannual Report  | 39

Franklin Global Trust

4. INCOME TAXES (CONTINUED)

At January 31, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                           --------------------------
                                             FRANKLIN
                                              GLOBAL       FRANKLIN
                                            AGGRESSIVE      GLOBAL
                                            GROWTH FUND   GROWTH FUND
                                           --------------------------
Cost of investments .....................   $1,860,161    $3,050,574
                                            ------------------------

Unrealized appreciation .................   $  402,889    $  604,763
Unrealized depreciation .................      (26,107)      (17,601)
                                            ------------------------
Net unrealized appreciation (depreciation)  $  376,782    $  587,162
                                            ========================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended July 31, 2003, were as follows:

                                           --------------------------
                                             FRANKLIN
                                              GLOBAL       FRANKLIN
                                            AGGRESSIVE      GLOBAL
                                            GROWTH FUND   GROWTH FUND
                                           --------------------------
Purchases ................................    $727,643   $ 1,388,645
Sales ....................................    $423,556   $   640,400

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


40 |  Semiannual Report

Franklin Global Trust

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO (CONTINUED)

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended January 31, 2004, as follows:

                                         ---------------------------
                                             FRANKLIN
                                              GLOBAL       FRANKLIN
                                            AGGRESSIVE      GLOBAL
                                            GROWTH FUND   GROWTH FUND
                                         ---------------------------
                                               $448          $590

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relation to investments in a mutual fund and a hedge fund.

The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, has been named in shareholder class actions related to the matter described above. The Funds' management believes that the claims made in the lawsuit are without merit and they intend to defend vigorously against the allegations. It is anticipated that the Funds may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.


                                                         Semiannual Report  | 41

Franklin Global Trust

7. REGULATORY MATTERS (CONTINUED)

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds' investment manager relating to the frequent trading issues that are the subject of the SEC's investigation. These issues are previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Funds' management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Funds or their shareholders whole, as appropriate.


42 |  Semiannual Report

Franklin Global Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

                                                         Semiannual Report  | 43

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth
Fund Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund


STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
8. Portfolio of insured municipal securities.
9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                          Not part of the semiannual report

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

One Franklin Parkway
San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Global Trust

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Global Trust prospectus, which contains more complete information, including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FGT S2004 03/04










Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 9. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 10. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11. Exhibits.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    March 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    March 31, 2004


By /s/Diomedes Loo-Tam
Chief Financial Officer
Date    March 31, 2004